UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Corporate Capital Trust, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

CNL Center at City Commons, Tower I

450 South Orange Avenue

Orlando, Florida 32801

May [●], 2017

Dear Fellow Stockholders:

We invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Corporate Capital Trust, Inc. (the “Company”), which will be held on [●], [●], 2017 at [●] a.m., Eastern Time, at the principal offices of the Company located at CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801.

At the Annual Meeting, you will be asked to consider and vote upon a number of proposals that, if adopted, will effectively position the Company to pursue the important milestone of a listing of the Company’s shares of common stock, $0.001 par value per share, on a national securities exchange, such as the New York Stock Exchange (a “Listing”), if and when market conditions make it desirable to do so and it is otherwise in the best interest of the Company and its stockholders. Shares of the Company’s common stock have never been listed or traded on any securities exchange. The Company’s board of directors has decided that a Listing is likely to be beneficial to the Company and its stockholders. Accordingly, the Company’s board of directors is recommending certain corporate actions requiring your vote that will better position the Company to pursue a Listing if market conditions make it desirable to do so.

You will also be asked to consider and vote upon a proposal to approve a new investment advisory agreement with KKR Credit Advisors (US) LLC (“KKR”), the Company’s existing investment sub-advisor, which, if approved by the required vote of the Company’s stockholders, will become effective upon a Listing and will provide for a material reduction in the fees paid by the Company to its investment advisor. Specifically, the terms of the new advisory agreement will reduce the management fee to an annual rate of 1.5% of the Company’s average gross assets (instead of 2% as set forth in the existing investment advisory agreement).

In addition, you will be asked to consider and vote upon proposals to re-elect certain of the Company’s directors and to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017.

The proposals require the holders of at least 50% of the Company’s outstanding shares to be present at the Annual Meeting in order for the proposals to be voted upon. In addition, two of the proposals require the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company’s common stock. Because there are more than 71,000 stockholders of record, your vote is very important.

We urge you to read these materials carefully and to submit your vote via the Internet, by telephone, by mail or in person by following the instructions below and described in more detail in the enclosed materials.

The proposals you will be asked to consider at the Annual Meeting are detailed briefly below and are explained in more detail in the enclosed Notice of Annual Meeting of Stockholders and proxy statement. At the Annual Meeting, you will be asked to:

1.	consider and vote upon a proposal to re-elect each of James H. Kropp and Todd C. Builione for a three-year term expiring at the 2020 annual meeting of stockholders and until his successor is duly elected and qualified;

2.	consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017;

3.	consider and vote upon a proposal to approve a new investment advisory agreement between the Company and KKR, which will become effective upon a Listing and will replace the existing investment advisory agreements among the Company, KKR, which is the Company’s existing investment sub-advisor, and CNL Fund Advisors Company, which is the Company’s existing investment advisor;

4.	consider and vote upon the following proposals to amend and restate the Company’s existing charter to reflect amendments described in the proxy statement, which will become effective upon a Listing:

A.	a proposal to remove a provision in the Company’s existing charter that expressly exempts the Company from the protections of the Maryland Business Combination Act (Listing Charter Amendment Proposal A);

B.	a proposal to remove a provision in the Company’s existing charter that requires stockholder approval for the Company to change the nature of its business in a manner that would cause the Company to cease to be treated as a business development company (Listing Charter Amendment Proposal B);

C.	a proposal to conform certain provisions in the Company’s existing charter more closely to provisions in the charters of other business development companies whose securities are listed and publicly-traded on a national securities exchange by removing provisions previously required by the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc., and removing certain provisions that could impose an unnecessary administrative burden and expense on the Company arising from potential inconsistencies with Maryland law, the Investment Company Act of 1940, as amended, and the listing rules of the exchange on which the Company may list its shares, including the amendment of provisions regarding (i) the Company’s investment advisors, (ii) the issuance of stock, (iii) distributions, (iv) investment objectives and limitations, (v) roll-ups, (vi) exculpation, indemnification and insurance, (vii) stockholder voting, (viii) access to reports and (ix) inspection of books and records (Listing Charter Amendment Proposal C);

D.	a proposal to amend the Company’s existing charter to permit the Company to limit a stockholder’s right to inspect the books and records of the Company if its board of directors determines that such stockholder has an improper purpose for requesting such inspection (Listing Charter Amendment Proposal D);

E.	a proposal to amend the Company’s existing charter to increase the vote required to effect changes to certain charter provisions to 80% of all the votes entitled to be cast on the matter; provided that if any such change or action is first approved by two-thirds of the directors serving at the time of a Listing (together with directors nominated by such directors), then it will require approval only by a majority of all the votes entitled to be cast on such matter (Listing Charter Amendment Proposal E); and

F.	a proposal to amend the Company’s existing charter to require a stockholder vote of 80% of all the votes entitled to be cast to effect a dissolution or liquidation of the Company and any amendment to provisions of the Company’s charter relating to the size of the Company’s board of directors and the term of directors (Listing Charter Amendment Proposal F); and

5.	consider and vote upon a proposal to authorize flexibility for the Company, with the approval of the Company’s board of directors, to offer and sell shares of the Company’s common stock, during the one year following stockholder approval of such proposal, at a price below the then-current net asset value per share, contingent upon a Listing and subject to certain limitations described in the proxy statement.

The Company’s board of directors unanimously recommends that you vote “FOR” each of the proposals to be considered and voted on at the Annual Meeting.

In addition to these proposals, you may be asked to consider and vote upon any other matters that properly may be presented at the Annual Meeting or any postponement or adjournment of the Annual Meeting, including proposals to adjourn the Annual Meeting with respect to proposals for which insufficient votes to approve were cast, and, with respect to such proposals, to permit further solicitation of additional proxies by the Company.

The Company’s board of directors has fixed the close of business on [●], 2017 as the record date for the determination of stockholders entitled to notice of, to attend and to vote at, the Annual Meeting and any postponements or adjournments thereof. The enclosed materials are dated [●], 2017 and are first being mailed to our stockholders on or about [●], 2017.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet or by phone, or by signing, dating, and returning the enclosed proxy card or voting instruction form in the enclosed envelope. If you attend the Annual Meeting, you can vote in person, even if you have previously submitted your proxy. Your vote and participation in the governance of the Company is very important to us.

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On behalf of the Company’s board of directors, we would like to express our appreciation for your investment in Corporate Capital Trust, Inc. We look forward to greeting as many of you as possible at the Annual Meeting.

Sincerely,

/s/ Thomas K. Sittema

Thomas K. Sittema
Chief Executive Officer /s/ Todd C. Builione Todd C. Builione Director President KKR Credit & Capital Markets

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CORPORATE CAPITAL TRUST, INC.

CNL Center at City Commons, Tower I

450 South Orange Avenue

Orlando, Florida 32801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	[●], 2017

Time:	[●] a.m., Eastern Time

Place:	CNL Center at City Commons, Tower I 450 South Orange Avenue 13th Floor Orlando, Florida 32801

Record Date:	[●], 2017. Only stockholders of record as of the close of business on the record date are entitled to notice of, to attend and to vote at, the annual meeting (the “Annual Meeting”) of stockholders of Corporate Capital Trust, Inc. (the “Company”).

Items of Business:	Proposal 1:	To consider and vote upon a proposal to re-elect James H. Kropp for a three-year term expiring at the 2020 annual meeting of stockholders and until his successor is duly elected and qualified.

To consider and vote upon a proposal to re-elect Todd C. Builione for a three-year term expiring at the 2020 annual meeting of stockholders and until his successor is duly elected and qualified.

	Proposal 2:	To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017.

	Proposal 3:	To consider and vote upon a proposal to approve a new investment advisory agreement between the Company and KKR Credit Advisors (US), LLC (“KKR”), which will become effective upon a Listing and will replace the existing investment advisory agreements among the Company, KKR, which is the Company’s existing investment sub-advisor, and CNL Fund Advisors Company, which is the Company’s existing investment advisor.

	Proposal 4:	To consider and vote upon the following proposals to amend and restate the Company’s existing charter to reflect amendments described in the proxy statement, which will become effective upon a future listing of the Company’s outstanding shares of common stock on a national securities exchange, such as the New York Stock Exchange (a “Listing”), to:

● remove a provision in the Company’s existing charter that expressly exempts the Company from the protections of the Maryland Business Combination Act (Listing Charter Amendment Proposal A);

● remove a provision in the Company’s existing charter that requires stockholder approval for the Company to change the nature of its business in a manner that would cause the Company to cease to be treated as a business development company (Listing Charter Amendment Proposal B);

● conform certain provisions in the Company’s existing charter more closely to provisions in the charters of other business development companies whose securities are listed and publicly-traded on a national securities exchange by removing provisions previously required by the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc., and removing certain provisions that could impose an unnecessary administrative burden and expense on the Company arising from potential inconsistencies with Maryland law, the Investment Company Act of 1940, as amended, and the listing rules of the exchange on which the Company may list its shares, including the amendment of provisions regarding (i) the Company’s investment advisors, (ii) the issuance of stock, (iii) distributions, (iv) investment objectives and limitations, (v) roll-ups, (vi) exculpation, indemnification and insurance, (vii) stockholder voting, (viii) access to reports and (ix) inspection of books and records (Listing Charter Amendment Proposal C);

		●	permit the Company to limit a stockholder’s right to inspect the books and records of the Company if its board of directors determines that such stockholder has an improper purpose for requesting such inspection (Listing Charter Amendment Proposal D);

		●	increase the vote required to effect changes to certain charter provisions to 80% of all the votes entitled to be cast on the matter; provided that if any such change or action is first approved by two-thirds of the directors serving at the time of a Listing (together with directors nominated by such directors), then it will require approval only by a majority of all the votes entitled to be cast on such matter (Listing Charter Amendment Proposal E); and

		●	require a stockholder vote of 80% of all the votes entitled to be cast to effect a dissolution or liquidation of the Company and any amendment to provisions of the Company’s charter relating to the size of the Company’s board of directors and the term of directors (Listing Charter Amendment Proposal F).

	Proposal 5:	To consider and vote upon a proposal to authorize flexibility for the Company, with the approval of the Company’s board of directors, to offer and sell shares of the Company’s common stock, during the one year following stockholder approval of such proposal, at a price below the then-current net asset value per share, contingent upon a Listing and subject to certain limitations described in the proxy statement.

To consider and transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

Proxy Voting:

Important. Please authorize your proxy to vote your shares promptly to ensure the presence of a quorum at the Annual Meeting. You may execute the proxy card using the methods described in the proxy card. Submitting your proxy now will not prevent you from voting your shares in person at the Annual Meeting, as your proxy is revocable at your option. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Annual Meeting and voting in person.

For Assistance. If you have any questions or need assistance voting, please call our proxy solicitor, Broadridge Investor Communication Solutions, Inc., at (855) 835-8319.

The Company has enclosed a copy of the proxy statement and the proxy card. The proxy statement and the proxy card are also available on the Company’s website at www.corporatecapitaltrust.com/investor-resources. If you plan to attend the Annual Meeting and vote your shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting.

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To obtain directions to the Annual Meeting, please call the Company at (866) 650-0650.

By Order of the Board of Directors, /s/ Kirk A. Montgomery Kirk A. Montgomery Secretary

May [●], 2017

The use of cameras (for still or video recording) at the Annual Meeting is prohibited and will not be allowed into the meeting or any other adjacent areas, except by credentialed media. We realize that many mobile phones have built-in cameras; while these phones may be brought into the venue, the camera function may not be used at any time.

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Corporate Capital Trust, Inc.

TABLE OF CONTENTS

Page

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	I

ANNUAL MEETING OF STOCKHOLDERS	2

PROXY STATEMENT	2

INFORMATION ABOUT THE MEETING AND VOTE	2

PROPOSAL 1: ELECTION OF DIRECTORS	10

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12

PROPOSAL 3: APPROVAL OF ADVISORY AGREEMENT PROPOSAL	14

PROPOSAL 4(A): APPROVAL OF LISTING CHARTER AMENDMENT PROPOSAL A REGARDING THE APPLICABILITY OF THE MARYLAND BUSINESS COMBINATION ACT	29

PROPOSAL 4(B): APPROVAL OF LISTING CHARTER AMENDMENT PROPOSAL B REGARDING THE STOCKHOLDER APPROVAL REQUIRED FOR A CHANGE IN THE NATURE OF THE COMPANY’S BUSINESS	31

PROPOSAL 4(C): APPROVAL OF LISTING CHARTER AMENDMENT PROPOSAL C REMOVING PROVISIONS REQUIRED BY NASAA GUIDELINES	32

PROPOSAL 4(D): APPROVAL OF LISTING CHARTER AMENDMENT PROPOSAL D REGARDING STOCKHOLDER ACCESS TO BOOKS AND RECORDS	38

PROPOSAL 4(E): APPROVAL OF LISTING CHARTER AMENDMENT PROPOSAL E REGARDING STOCKHOLDER VOTE REQUIRED TO EFFECT CHANGES TO CERTAIN CHARTER PROVISIONS	39

PROPOSAL 4(F): APPROVAL OF LISTING CHARTER AMENDMENT PROPOSAL F REGARDING THE STOCKHOLDER VOTE REQUIRED FOR DISSOLUTION OR LIQUIDATION AND AMENDMENTS TO CHARTER PROVISIONS RELATING TO THE BOARD	41

PROPOSAL 5: APPROVAL TO OFFER AND SELL SHARES AT A PRICE BELOW NAV	43

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	51

SUBMISSION OF STOCKHOLDER PROPOSALS	52

OTHER BUSINESS	52

INVESTMENT ADVISOR AND ADMINISTRATOR, INVESTMENT SUB-ADVISOR AND SUB-ADMINISTRATOR	52

WHERE YOU CAN FIND MORE INFORMATION	53

EXHIBITS

EXHIBIT A NEW CHARTER

EXHIBIT B NEW ADVISORY AGREEMENT

Corporate Capital Trust, Inc.

CNL Center at City Commons, Tower I

450 South Orange Avenue

Orlando, Florida 32801

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On [●], 2017

PROXY STATEMENT

INFORMATION ABOUT THE MEETING AND VOTE

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on [●], 2017 at the principal offices of Corporate Capital Trust, Inc., a Maryland corporation, which we refer to as “we,” “us” or the “Company,” located at CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801 and commence at [●] a.m. (local time). This proxy statement and the accompanying materials are being mailed to stockholders of record described below on or about [●], 2017.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

Proposal 1:	re-elect James H. Kropp for a three-year term expiring at the 2020 annual meeting of stockholders and until his successor is duly elected and qualified;

re-elect Todd C. Builione for a three-year term expiring at the 2020 annual meeting of stockholders and until his successor is duly elected and qualified;

Proposal 2:	ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017 (which we refer to as the “Accountant Proposal”);

Proposal 3:	approve a new investment advisory agreement, which we refer to as the “New Advisory Agreement,” between the Company and KKR Credit Advisors (US) LLC, which is the Company’s existing investment sub-advisor and which we refer to as “KKR,” which will become effective upon a Listing and will replace the existing investment advisory agreements among the Company, KKR and CNL Fund Advisors Company, which is the Company’s existing investment advisor and which we refer to as “CNL” (which we refer to as the “Advisory Agreement Proposal”);

Proposal 4:	amend and restate the Company’s Second Amended and Restated Articles of Incorporation, which we refer to as the “Existing Charter,” to reflect amendments, which will become effective upon a future listing of the shares of common stock, par value $0.001 per share, of the Company (which we refer to as the “Shares”) on a national securities exchange, such as the New York Stock Exchange, which we refer to as a “Listing,” to:

●	remove a provision in the Existing Charter that expressly exempts the Company from the protections of the Maryland Business Combination Act (which we refer to as “Listing Charter Amendment Proposal A”);

●	remove a provision in the Existing Charter that requires stockholder approval for the Company to change the nature of its business in a manner that would cause the Company to cease to be treated as a business development company, which we refer to as a “BDC” (which we refer to as “Listing Charter Amendment Proposal B”);

●	remove certain provisions in the Existing Charter required by the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc., which we refer to as the “NASAA Guidelines,” and which will serve to conform certain provisions in the Existing Charter more closely to provisions in the charters of other BDCs whose securities are listed and publicly-traded on a national securities exchange, which we refer to as “Listed BDCs,” and remove certain provisions that could impose an unnecessary administrative burden and expense on the Company arising from potential inconsistencies with Maryland law, the Investment Company Act of 1940, as amended, which we refer to as the “1940 Act,” and the listing rules of the exchange on which the Company may list its shares, including the amendment of provisions regarding (i) the Company’s investment advisors, (ii) the issuance of stock, (iii) distributions, (iv) investment objectives and limitations, (v) roll-ups, (vi) exculpation, indemnification and insurance, (vii) stockholder voting, (viii) access to reports and (ix) inspection of books and records (which we refer to as “Listing Charter Amendment Proposal C”);

●	provide that the Company may limit a stockholder’s right to inspect the books and records of the Company if the board of directors of the Company, which we refer to as the “Board,” determines that such stockholder has an improper purpose for requesting such inspection (which we refer to as “Listing Charter Amendment Proposal D”);

●	increase the vote required to effect changes to certain provisions of the Company’s charter, as amended pursuant to the proposals described herein (which we refer to as the “New Charter”), to 80% of all the votes entitled to be cast on the matter; provided that if any such change or action is first approved by two-thirds of the directors serving at the time of a Listing (together with directors nominated by such directors), then it will require approval only by a majority of all the votes entitled to be cast on such matter (which we refer to as “Listing Charter Amendment Proposal E”); and

●	require a stockholder vote of 80% of all the votes entitled to be cast to effect a dissolution or liquidation of the Company and any amendment to provisions of the New Charter relating to the size of the Board and the term and classification of directors (which we refer to as “Listing Charter Amendment Proposal F”); and

Proposal 5:	authorize flexibility for the Company, with the approval of the Board, to offer and sell Shares, during the one year following stockholder approval of such proposal, at a price below the then-current net asset value per share, contingent upon a Listing and subject to certain limitations described in this proxy statement (which we refer to as the “Share Issuance Proposal”).

Even if approved by the Company’s stockholders, none of the Advisory Agreement Proposal, Listing Charter Amendment Proposal A through Listing Charter Amendment Proposal F or the Share Issuance Proposal will be implemented unless and until a Listing occurs.

Why are changes to the Existing Charter being proposed in connection with a Listing?

In light of the Company’s potential Listing, the Company is proposing to amend and restate the Existing Charter in order to conform its terms to what we believe is more appropriate for a Listed BDC. Among other things, the proposed amendments to the Existing Charter would remove provisions in the Existing Charter that were required by the NASAA Guidelines that could impose an unnecessary administrative burden and expense on the Company, and would implement certain anti-takeover protections that we believe are appropriate for a Listed BDC.

We believe the proposed amendments are appropriate for a Listed BDC because they provide enhanced managerial protections that the Board believes desirable to retain and attract qualified directors and officers for the Company following a Listing, given that other Listed BDCs that seek to hire similarly qualified directors and officers offer similar protections. In addition, we believe that our charter, as proposed to be amended, increases the flexibility for the Board to direct the business of the Company in the best interest of its stockholders, protects the Company from frivolous claims that could result in significant costs for the Company to defend and allows the Company’s investment advisor to carry out its investment strategy in the best interest of the Company’s stockholders. We believe that the Existing Charter’s provisions that reflect the NASAA Guidelines could impose an unnecessary administrative burden and expense on the Company arising from potential inconsistencies with Maryland law, the 1940 Act and the listing rules of the exchange on which the Company may list its shares, and were only included as a requirement of state regulators in connection with our continuous public offering that has now closed. As a result, we believe removing these provisions is appropriate and in the best interest of stockholders. If the proposed amendments to the Existing Charter are not approved by the stockholders, the Board will make a determination as to whether it is in the best interest of the Company and its stockholders to pursue a Listing.

Is the complete text of the New Charter available for review by stockholders?

Yes. A copy of the proposed New Charter is attached as Exhibit A to this proxy statement and is marked to show the changes made to the Existing Charter. The New Charter reflects the modifications proposed to be made by Listing Charter Amendment Proposal A through Listing Charter Amendment Proposal F. The summaries of the proposed amendments to the Existing Charter set forth in this proxy statement are qualified in their entirety by the complete text of the New Charter.

If approved, how will the proposed amendments to the Existing Charter be effected?

If approved by stockholders at the Annual Meeting, the amendments described in Listing Charter Amendment Proposal A through Listing Charter Amendment Proposal F and reflected in the New Charter will be effected by the Company’s filing of the New Charter with the State Department of Assessment and Taxation of the State of Maryland, which we refer to as the “SDAT,” and will become effective upon acceptance by the SDAT. If any of Listing Charter Amendment Proposal A through Listing Charter Amendment Proposal F are approved, the Company plans to file the New Charter reflecting approved changes to the Existing Charter immediately prior to a Listing. Even if approved by the Company’s stockholders, none of Listing Charter Amendment Proposal A through Listing Charter Amendment Proposal F will be implemented unless and until a Listing occurs.

What happens if the Company’s stockholders approve the changes to the Existing Charter but a Listing does not occur?

Even if approved by the Company’s stockholders, Listing Charter Amendment Proposal A through Listing Charter Amendment Proposal F will not be implemented if a Listing does not occur.

What is the purpose of the New Advisory Agreement?

On March 23, 2017, KKR and CNL entered into a purchase and sale agreement, which we refer to as the “KKR and CNL Agreement,” pursuant to which KKR agreed to acquire substantially all of the assets used by CNL in its current role as investment advisor to the Company. KKR and CNL entered into the KKR and CNL Agreement to facilitate KKR’s engagement as the sole provider of investment advisory services to the Company on terms substantially similar to those set forth in the Company’s Investment Advisory Agreement with CNL, which we refer to as the “Existing Advisory Agreement,” except with respect to fees, as described in the answer to the following question. The Company seeks stockholder approval of the New Advisory Agreement.

If a Listing occurs, what will the advisory fees be under the New Advisory Agreement?

The terms of the New Advisory Agreement will reduce the management fee so that it is calculated at an annual rate of 1.5% of the Company’s average gross assets (instead of 2% of the Company’s average gross assets as set forth in the Existing Advisory Agreement). This change will result in a 25% reduction in the management fees paid under the New Advisory Agreement relative to those that would have been paid under the Existing Advisory Agreement in the year ended December 31, 2016.

The terms of the New Advisory Agreement will also provide that the subordinated incentive fee on income be calculated on the basis of the Company’s average net assets (instead of the Company’s average adjusted capital as set forth in the Existing Advisory Agreement) to be consistent with the structures of other Listed BDCs. As of March 31, 2017, the Company’s quarterly average net assets of $2.8 billion was lower than the Company’s quarterly average adjusted capital of $3.0 billion. If the New Advisory Agreement had been in place as of March 31, 2017, the lower net asset value as compared to adjusted capital would have reduced the pre-incentive fee net investment income required to reach the advisor catch-up, at which point all of the pre-incentive fee net investment income, if any, above the 1.75% quarterly hurdle, but below 2.1875%, would be payable to the advisor.

If the Company’s pre-incentive fee net investment income in any quarter would have exceeded 2.1875% of average adjusted capital, above which 20% of all pre-incentive fee net income is payable to the advisor under the terms of the Existing Advisory Agreement, then the subordinated incentive fee paid by the Company would be unchanged under the New Advisory Agreement. As the Company targets a quarterly return that exceeds 2.1875%, the change to the subordinated incentive fee on income basis is not expected to have a material impact on the level of incentive fees paid by the Company.

If a Listing occurs, will the Company continue to have a sub-advisor?

No. Upon the effectiveness of the New Advisory Agreement at the time of a Listing, KKR will become the Company’s sole investment advisor and the Company will no longer have a sub-advisor. The Board will, however, be entitled to appoint a sub-advisor under the New Advisory Agreement if it believes that it is in the Company’s best interest to do so.

When does the Company expect a Listing to occur?

The Board has not set a definitive time frame for a Listing. A Listing could occur within the next 12 months or such earlier or later time as the Board may determine. If and when market conditions make it desirable to pursue a Listing and it is otherwise in the best interest of the Company and its stockholders, the Board may elect to do so.

Is stockholder approval required for the Company to pursue a Listing?

No. The Board may elect to cause the Company to pursue a Listing without stockholder approval.

What will happen if the proposed changes to the Existing Charter and the New Advisory Agreement are not approved by stockholders?

If the proposed changes to the Existing Charter and the New Advisory Agreement are not approved by stockholders, the Existing Charter and the Existing Advisory Agreement will remain in effect without amendment.

Will the composition of the Board change following a Listing?

If a Listing occurs, Mr. Sittema, the Company’s Chief Executive Officer, will resign from the Board and as Chief Executive Officer on or prior to the date of such Listing. Otherwise, the composition of the Board following a Listing is not expected to change.

Will the officers change following a Listing?

If the Company and KKR enter into the New Advisory Agreement, certain executive officers affiliated with CNL, including Mr. Sittema (Chief Executive Officer), Mr. Bhavsar (Chief Financial Officer and Chief Operating Officer) and Mr. Montgomery (General Counsel, Chief Compliance Officer and Secretary) will no longer be in their positions and will be replaced with Todd C. Builione (Chief Executive Officer), Daniel Pietrzak (Chief Investment Officer), Ryan L.G. Wilson (Chief Operating Officer), Thomas N. Murphy (Chief Financial Officer) and Philip Davidson (General Counsel and Secretary), each of whom is affiliated with KKR.

What will CNL’s role be following a Listing?

If a Listing occurs and the Company and KKR enter into the New Advisory Agreement, CNL will no longer serve as the investment advisor to the Company. However, KKR and CNL have agreed to recommend that the Board establish a special advisory committee composed of individuals designated by KKR, including at least one CNL-affiliated representative, to provide the Board with the ability to consult with certain designated personnel affiliated with KKR and CNL from time to time.

How does the Board recommend voting on the proposals at the Annual Meeting?

The Company’s board of directors unanimously recommends that you vote “FOR” each of the proposals to be considered and voted on at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record as of the close of business on [●], 2017, which we refer to as the “Record Date,” are entitled to notice of, to attend and to vote at, the Annual Meeting and any postponements or adjournments thereof. As of the Record Date, there were [●] issued and outstanding Shares held by [●] holders of record entitled to vote at the Annual Meeting.

How many votes do I have?

Each Share has one vote on each matter considered at the Annual Meeting or any postponement or adjournment thereof.

Do I have any appraisal rights in connection with my Shares and the proposals contained herein?

Under Maryland law and the Company’s organizational documents, you will not be entitled to rights of appraisal with respect to the proposals contained herein. Accordingly, to the extent that you object to any of the proposals, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your Shares under the provisions of Maryland law governing appraisal rights.

How may I vote?

Stockholders may vote in person at the Annual Meeting or by proxy in accordance with the instructions provided below.

Your vote is important. By authorizing a proxy promptly, the expense of a second mailing or additional solicitations by other means, including, in person and by telephone, facsimile and email, may be avoided.

If your Shares are registered directly in your name with the Company’s transfer agent, you are considered the stockholder of record with respect to those Shares, and the Notice of Annual Meeting and other proxy materials were furnished directly to you by the Company. If you are a stockholder of record, there are four ways to vote:

●	In person. You may vote in person at the Annual Meeting by requesting a ballot when you arrive. You must bring valid picture identification, such as a driver’s license or passport, and may be requested to provide proof of stock ownership as of the Record Date.

●	Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the proxy card. After inputting the control number, you may direct your proxy how to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions.

●	By Telephone. You may vote by proxy by calling the toll free number and entering the control number located on the proxy card. After inputting the control number, you may direct your proxy how to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions.

●	By Mail. You may vote by proxy by filling out the enclosed proxy card and returning it in the envelope provided. Please allow sufficient time for your proxy card to be timely received prior to 11:59 p.m., Eastern Time, the day before the Annual Meeting.

If your Shares are held by a broker or other custodian, the proxy materials were furnished to the broker or other custodian that holds your Shares. If you are the beneficial owner of Shares, there are four ways you can vote:

●	In person. If you wish to vote your Shares in person at the Annual Meeting, you must obtain a “legal proxy” from the broker or other custodian that holds your Shares. A legal proxy is a written document that will authorize you to vote your Shares held by a broker or other custodian at the Annual Meeting. Please contact the broker or other custodian that holds your Shares for instructions regarding obtaining a legal proxy. Obtaining a legal proxy may take several days.

You must bring a copy of the legal proxy to the Annual Meeting and request a ballot when you arrive. You must also bring valid picture identification, such as a driver’s license or passport. In order for your votes to be counted, you must hand both the copy of the legal proxy and your completed ballot to a Company representative to be provided to the inspector of election.

●	Via the Internet. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form, and you may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the voting instruction form. The availability of Internet voting may depend on the voting process of the broker or other custodian that holds your Shares.

●	By Telephone. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form, and you may vote by proxy by calling the toll free number and entering the control number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the broker or other custodian that holds your Shares.

●	By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form, and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided. Please allow sufficient time for the proxy card to be timely received prior to 11:59 p.m., Eastern Time, the day before the Annual Meeting.

Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “FOR” the election of the nominees for director named in this proxy statement and “FOR” the other proposals described in this proxy statement.

The Board does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting, other than as set forth in this proxy statement. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You may revoke your proxy and change your vote before the proxies are exercised at the Annual Meeting. You may change your vote using the Internet or telephone methods described herein, prior to 11:59 p.m., Eastern Time, the day before the Annual Meeting, in which case only your latest Internet or telephone proxy will be counted. Alternatively, you may revoke your proxy and change your vote by signing and returning a new proxy dated as of a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy, unless you properly vote at the Annual Meeting, or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Company prior to 11:59 p.m., Eastern Time, the day before the Annual Meeting at the following address: Corporate Capital Trust, Inc., CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801, Attention: Kirk A. Montgomery, Secretary.

What constitutes a “quorum”?

The presence in person or by proxy of the stockholders of the Company entitled to cast 50% of the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business. Your Shares will be counted for purposes of determining if there is a quorum if you:

●	are entitled to vote and you are present in person at the Annual Meeting; or

●	have properly authorized a proxy via the Internet, by telephone or by mail.

Abstentions will be included when determining the presence of a quorum. Shares for which brokers have not received voting instructions from the beneficial owner of the Shares and do not have, or choose not to exercise, discretionary authority to vote the Shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will also be treated as Shares present for quorum purposes. If a quorum is not present, the Company may adjourn the Annual Meeting to a date not more than 120 days after the Record Date without further notice, other than announcement at the Annual Meeting, to solicit additional proxies. The persons named as proxies will vote those proxies “FOR” such adjournment. Any business that might have been transacted at the Annual Meeting as originally noticed may be transacted at any adjourned meetings at which a quorum is present.

What vote is required to approve each item?

Proposal 1: Approval of Director Election Proposals. Each director nominee will be elected by a plurality of all the votes cast at the Annual Meeting (i.e., more votes for the nominee than any other option for the position), provided that a quorum is present. Abstentions and broker non-votes will not count as votes cast and will therefore have no effect on the election of Mr. Kropp and Mr. Builione.

Proposal 2: Approval of Accountant Proposal. The affirmative vote of a majority of the votes cast at the Annual Meeting, provided that a quorum is present, is necessary for approval of the Accountant Proposal. Abstentions will not count as votes cast and will therefore have no effect on the Accountant Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Shares, there will not be any broker non-votes with respect to the Accountant Proposal.

Proposal 3: Approval of the Advisory Agreement Proposal. Approval of the Advisory Agreement Proposal requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote at the Annual Meeting. The 1940 Act defines “a majority of outstanding voting securities” of the Company as (a) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Company, whichever is less. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Advisory Agreement Proposal. Under the Existing Charter, neither of the Advisors or their respective affiliates are entitled to vote any Shares that they hold with respect to transactions between the Company and the applicable Advisor or its affiliate. In determining the requisite percentage of Shares necessary to approve such matters, Shares held by the applicable Advisor or its affiliates shall not be taken into account. Even if approved by the Company’s stockholders, the Advisory Agreement Proposal will not be implemented unless and until a Listing occurs.

Proposal 4:

●	Approval of Listing Charter Amendment Proposal A through Listing Charter Amendment Proposal D. The affirmative vote by the holders of Shares entitled to a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal A through Listing Charter Amendment Proposal D. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against Listing Charter Amendment Proposal A through Listing Charter Amendment Proposal D. Even if approved by the Company’s stockholders, Listing Charter Amendment Proposal A through Listing Charter Amendment Proposal D will not be implemented unless and until a Listing occurs.

●	Approval of Listing Charter Amendment Proposal E through Listing Charter Amendment Proposal F. The affirmative vote by the holders of Shares entitled to cast two-thirds of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal E through Listing Charter Amendment Proposal F. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against Listing Charter Amendment Proposal E through Listing Charter Amendment Proposal F. Even if approved by the Company’s stockholders, Listing Charter Amendment Proposal E through Listing Charter Amendment Proposal F will not be implemented unless and until a Listing occurs.

Proposal 5: Approval of the Share Issuance Proposal. Approval of the Share Issuance Proposal requires the affirmative vote of the holders of (1) a majority of the outstanding voting securities entitled to vote at the Annual Meeting and (2) a majority of the outstanding Shares entitled to vote at the Annual Meeting that are not held by affiliated persons of the Company. The 1940 Act defines “a majority of outstanding voting securities” of the Company as (a) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Company, whichever is less. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Share Issuance Proposal. Even if approved by the Company’s stockholders, the Company does not expect to offer and sell Shares at a price per Share below net asset value per Share unless and until a Listing occurs.

Stockholders of Record

If you are a stockholder of record, your properly executed proxy received prior to 11:59 p.m., Eastern Time, on the day before the Annual Meeting, and not duly revoked, will be voted in accordance with your instructions marked thereon. However, if you sign and return a proxy card without giving specific voting instructions, then the persons named as proxies will vote your Shares in the manner recommended by the Board on all matters presented in this proxy statement. With respect to any other business that may be properly presented for a vote at the Annual Meeting, the persons named as proxies will vote your Shares in such manner as they may determine in their discretion.

Beneficial Owners of Shares

If you are a beneficial owner of Shares held by a broker or other custodian, you may instruct the broker or other custodian that holds your Shares as to how to vote your Shares via the voting instruction form included with this proxy statement. All voting instruction forms timely received by the broker or other custodian that holds your Shares, and not duly revoked, will be voted in accordance with the instructions marked thereon. However, if you do not provide your broker or other custodian of your Shares with specific voting instructions, then your Shares are referred to as “uninstructed shares;” and whether your broker or other custodian has the discretion to vote such uninstructed shares on your behalf depends on the ballot item. Generally, the organization that holds your Shares may vote them in its discretion on “routine” matters, such as the Accountant Proposal. However, the broker or other custodian cannot vote uninstructed shares on “non-routine” matters, and will inform the inspector of election that it does not have the authority to vote on such matters with respect to your Shares. This is referred to as a “broker non-vote.” Brokers and other custodians cannot vote uninstructed shares on your behalf on any of the proposals at the Annual Meeting other than the Accountant Proposal. For your vote to be counted on any other proposal, you must submit your voting instruction form to your broker or other custodian.

How will the final voting results be announced?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K within four business days after the date of the Annual Meeting or any postponement or adjournment thereof.

Will you incur expenses in soliciting proxies?

The Company is paying all costs associated with the solicitation of proxies for the Annual Meeting. The Company has retained Broadridge Investor Communication Solutions, Inc., which we refer to as “Broadridge,” to assist in the solicitation of proxies at a cost that the Company anticipates will not exceed $[●], plus the reimbursement of Broadridge’s reasonable out-of-pocket expenses.

In addition, the Company must pay brokers or other custodians representing beneficial owners of Shares certain fees associated with forwarding the printed proxy materials by mail to beneficial owners and obtaining beneficial owners’ voting instructions. The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited by other means, including, in person and by telephone, facsimile and email, by Broadridge and/or by directors, officers and employees of the Company, CNL Capital Markets Corp., CNL Securities Corp. and affiliates of CNL and KKR, none of whom will receive any additional compensation for their services.

What does it mean if I receive more than one proxy card?

Some of your Shares may be registered differently or held in a different account. You should authorize a proxy to vote the Shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your Shares in registered form and wish to combine your stockholder accounts in the future, you should call us at (866) 650-0650. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

PROPOSAL 1: ELECTION OF DIRECTORS

The terms of two of the Company’s directors, James H. Kropp and Todd C. Builione, expire this year. Mr. Kropp and Mr. Builione have each been nominated by the Board to serve for another term. Accordingly Mr. Kropp and Mr. Builione are standing for re-election at the Annual Meeting, and stockholders are being asked at the Annual Meeting to elect Mr. Kropp and Mr. Builione for a three-year term, to serve until the 2020 annual meeting of stockholders and until their successors are duly elected and qualified. Certain information with respect to Mr. Kropp and Mr. Builione is set forth below.

Todd C. Builione has served as an Interested Director since March 2017. Mr. Builione joined KKR & Co. in 2013 and is a Member of KKR & Co. and President of KKR Credit & Capital Markets. Mr. Builione also serves on the KKR Global Risk Committee. Prior to joining KKR & Co., Mr. Builione served as President of Highbridge Capital Management, CEO of Highbridge’s Hedge Fund business and a member of the Investment and Risk Committees. Mr. Builione began his career at the Goldman Sachs Group, where he was predominantly focused on capital markets and mergers and acquisitions for financial institutions. He received a B.S., summa cum laude, Merrill Presidential Scholar, from Cornell University and a J.D., cum laude, from Harvard Law School. Mr. Builione serves on the Board of Directors of Marshall Wace, a liquid alternatives provider which formed a strategic partnership with KKR & Co. in 2015. Mr. Builione also serves on the Board of Directors of Harlem RBI (a community-based youth development organization located in East Harlem, New York), on the Advisory Council of Cornell University’s Dyson School of Applied Economics and Management, and on the Board of Directors of the Pingry School.

Mr. Builione was selected as an Interested Director because of his prior experience and familiarity with the markets we primarily target to invest in. Equally significant is his knowledge and prior experience in the management of large businesses in the areas we operate in, and portfolio risk management and analytics, both of which we believe are key qualifications for providing sound direction and leadership.

James H. Kropp has served as an Independent Director since 2011. In addition, Mr. Kropp has served as an independent trustee for Corporate Capital Trust II, which we refer to as “CCT II,” since 2015. Mr. Kropp currently serves as Chief Investment Officer of SLKW Investments LLC, successor to i3 Funds, LLC, a position he has held since 2008. He is also Chief Financial Officer of Microproperties LLC, where he has served in this capacity since 2011. He was the interim Chief Financial Officer of TaxEase LLC, a property tax lender and tax lien investor from 2010 to February 2012. Since 1998, Mr. Kropp has been a director, Chairman of the Compensation Committee and Member of the Nominating/Corporate Governance committee of PS Business Parks, Inc., a public real estate investment trust whose shares are listed on the New York Stock Exchange. Mr. Kropp became an Independent Trustee of NYSE-listed American Homes 4 Rent and Chairman of its Audit Committee at its founding in November 2012. Mr. Kropp received a B.B.A. Finance from St. Francis College and completed the MBA/CPA preparation program from New York University. Mr. Kropp has, in the past, been licensed to serve in a variety of supervisory positions (including financial, options and compliance principal) by the National Association of Securities Dealers. He is a member of the American Institute of CPAs.

Mr. Kropp was selected as one of our three Independent Directors because of his prior experience on several investment fund committees. We believe Mr. Kropp’s direct experience with investments as a portfolio manager and registered investment advisor is valuable to the Board. He also has accounting, auditing and finance expertise which, we believe, is beneficial in providing leadership on the Audit Committee.

Mr. Kropp and Mr. Builione have consented to being nominated, being named in this proxy statement, and continuing to serve on the Board if elected. Mr. Kropp and Mr. Builione are not being proposed for election pursuant to any agreement or understanding between them and the Company.

Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed by stockholders on the proxy cards or, if no direction is given, “FOR” the election of each of the Board’s nominees, Mr. Kropp and Mr. Builione. In the event that Mr. Kropp or Mr. Builione should become unable to serve because of an event not now anticipated or decline to serve as directors at the time of the Annual Meeting, the persons named as proxies will vote for such other nominees as may be proposed by the Nominating and Governance Committee. The Board has no reason to believe that Mr. Kropp or Mr. Builione will be unable or unwilling to continue to serve on the Board if elected.

Vote Required

Each director nominee will be elected by a plurality of all the votes cast at the Annual Meeting (i.e., more votes for the nominee than any other option for the position), provided that a quorum is present. You may vote for or against or abstain on election of each of Mr. Kropp and Mr. Builione. Abstentions and broker non-votes will not count as votes cast and will therefore have no effect on the election of Mr. Kropp and Mr. Builione. Proxies received will be voted “FOR” the election of Mr. Kropp and Mr. Builione unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE ELECTION OF DIRECTORS

JAMES H. KROPP AND TODD C. BUILIONE.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

The Audit Committee has re-appointed Deloitte & Touche LLP, 555 Mission Street, San Francisco, California 94105, as the Company’s independent registered public accounting firm and as auditors of the Company’s consolidated financial statements for 2017. Deloitte & Touche LLP has served as the Company’s independent registered public accounting firm since 2010.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017. The Company is not required to have the stockholders ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. However, the Company is doing so because it believes it is a matter of best corporate practices. In the event of a negative vote on such ratification, the Audit Committee will reconsider the appointment. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders. Representatives of Deloitte & Touche LLP are expected to be present in person at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.

Fees to Auditors

The following table shows the audit fees and non-audit related fees accrued or paid to Deloitte & Touche LLP for professional services performed for the Company’s fiscal years ended December 31, 2016 and 2015.

Fiscal Year/Period	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2016	$650,000	$46,500	$88,673	$0
2015	$557,750	$182,600	$37,334	$0

(1)	“Audit-Related Fees” are those fees billed to the Company relating to audit services provided by Deloitte & Touche LLP, including those in connection with the provision of comfort letters submitted by Deloitte & Touche LLP related to the Company’s registration statements and broker-dealer activity pursuant to the Company’s offerings of Shares.

(2)	“Tax Fees” are those fees billed to the Company in connection with tax consulting services performed by Deloitte & Touche LLP, including primarily the review of the Company’s income tax returns.

(3)	“All Other Fees” are those fees billed to the Company in connection with permitted non-audit services performed by Deloitte & Touche LLP.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

The Company maintains an auditor independence policy that, among other things, mandates that the Audit Committee review, negotiate and approve in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permissible non-audit services for the Company, and for permissible non-audit services for the Company’s investment advisors and any affiliates thereof that provide services to the Company, if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which fees were incurred by the Company for the fiscal years ended December 31, 2016 and 2015, were pre-approved by the Audit Committee in accordance with its pre-approval policy.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements filed with the Securities and Exchange Commission, which we refer to as the “SEC,” for the fiscal year ended December 31, 2016. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board.

The Audit Committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by Deloitte & Touche LLP, the Company’s independent registered public accounting firm to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to the Audit Committee Chair, James H. Kropp, who will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Deloitte & Touche LLP to management.

The Audit Committee received and reviewed the written disclosures from Deloitte & Touche LLP required by the applicable Public Company Accounting Oversight Board rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with Deloitte & Touche LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to Deloitte & Touche LLP. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Deloitte & Touche LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the year ended December 31, 2016 be included in the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2016, for filing with the SEC. The Audit Committee also recommended the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

Audit Committee Members:
James H. Kropp, Chairman
Frederick Arnold

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting, provided that a quorum is present, is necessary for approval of the Accountant Proposal. You may vote for or against or abstain on the Accountant Proposal. Abstentions will not count as votes cast and will therefore have no effect on the Accountant Proposal. Because brokers have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Shares, there will not be any broker non-votes with respect to the Accountant Proposal. Proxies received will be voted “FOR” the approval of the Accountant Proposal unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE RATIFICATION OF THE APPOINTMENT OF

DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM OF THE COMPANY FOR FISCAL YEAR 2017.

PROPOSAL 3: APPROVAL OF ADVISORY AGREEMENT PROPOSAL

Background

The Company is seeking approval of the New Advisory Agreement between the Company and KKR, which, if approved by the Company’s stockholders, will replace the Existing Advisory Agreement upon a Listing. Under the New Advisory Agreement, KKR will be the Company’s sole investment advisor, and the Company will no longer have a sub-advisor. The material terms of the New Advisory Agreement will be substantially the same as the Existing Advisory Agreement, except that services currently provided under the Existing Advisory Agreement by CNL as investment advisor and KKR as investment sub-advisor will be provided by KKR as sole investment advisor under the New Advisory Agreement. In addition, the New Advisory Agreement will include a reduction in the amount of management fees paid by the Company and changes to the calculation of incentive fees as described below. Finally, as described in further detail under “—New Advisory Agreement—Removal of Provisions Required by NASAA Guidelines,” the New Advisory Agreement will not include certain provisions required by the NASAA Guidelines. Because the Company is a BDC that does not have its Shares listed on a national securities exchange, several states where the Company has offered Shares required the Company to include various limitations imposed by the NASAA Guidelines in the Company’s governing documents, including the Existing Advisory Agreement. These restrictions will no longer apply to the Company after a Listing.

The 1940 Act requires that a new investment advisory agreement be approved by both a majority of an investment company’s “non-interested” directors and “a majority of the outstanding voting securities,” as such terms are defined under the 1940 Act. The Board, including a majority of the Independent Directors, has approved the New Advisory Agreement and believes it to be in the best interest of the Company and its stockholders. The Board is currently composed of five directors, three of whom are not “interested persons,” of the Company, CNL or KKR as defined in the 1940 Act. We refer to these individuals as the “Independent Directors.” Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years has had, a material business or professional relationship with the Company. We refer to the members of the Board that are not Independent Directors as the “Interested Directors.” If approved by the required majority of the Company’s stockholders, the New Advisory Agreement will become effective upon a Listing.

The stockholders of the Company are being asked at the Annual Meeting to approve the New Advisory Agreement between the Company and KKR for an initial term of two years. If the Company enters into the New Advisory Agreement, each of the Existing Advisory Agreement, the Company’s Sub-Advisory Agreement with KKR and CNL, which we refer to as the “Existing Sub-Advisory Agreement,” and the Company’s Administrative Services Agreement with CNL, which we refer to as the “Existing Administrative Services Agreement,” would be terminated at such time. In addition, at such time the Company expects to enter into a new administrative services agreement with an affiliate of KKR, which we refer to as the “New Administrative Services Agreement,” for an initial term of two years. The Board believes that the approval of the New Advisory Agreement is in the best interest of the Company and its stockholders and will benefit the Company as such approval would provide continuity of advisory services to the Company by KKR in its capacity as investment advisor. The Company’s investment objective, which is to provide its stockholders with current income and, to a lesser extent, long-term capital appreciation, by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of its investment advisor, will remain unchanged as a result of the adoption of the New Advisory Agreement.

If the Company and KKR enter into the New Advisory Agreement, you will still own the same amount and type of shares in the same Company, the Company’s name will remain unchanged and the Company will continue to be a BDC. However, following the appointment of KKR as the Company’s sole investment advisor, certain executive officers affiliated with CNL, including Thomas K. Sittema (Chief Executive Officer), Chirag J. Bhavsar (Chief Financial Officer and Chief Operating Officer) and Kirk A. Montgomery (General Counsel, Chief Compliance Officer and Secretary) will no longer be in their positions and will be replaced with Todd C. Builione (Chief Executive Officer), Daniel Pietrzak (Chief Investment Officer), Ryan L.G. Wilson (Chief Operating Officer), Thomas N. Murphy (Chief Financial Officer) and Philip Davidson (General Counsel and Secretary), each of whom is affiliated with KKR. In addition, KKR and CNL have agreed to recommend that the Board establish a special advisory committee composed of individuals designated by KKR, including at least one CNL-affiliated representative, to provide the Board with the ability to consult with certain designated personnel affiliated with KKR and CNL from time to time. If the Company and KKR do not enter into the New Advisory Agreement, the Existing Advisory Agreement will remain in place, the Company’s management will remain unchanged and the special advisory committee will not be established.

Approval of the Advisory Agreement Proposal requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote at the Annual Meeting. The 1940 Act defines “a majority of outstanding voting securities” of the Company as (a) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Company, whichever is less. Under the Existing Charter, neither of the Advisors or their respective affiliates are entitled to vote any Shares that they hold with respect to transactions between the Company and the applicable Advisor or its affiliate. In determining the requisite percentage of Shares necessary to approve such matters, Shares held by the applicable Advisor or its affiliates shall not be taken into account.

Even if approved by the Company’s stockholders, the Company and KKR will not enter into the New Advisory Agreement unless and until a Listing occurs.

KKR and CNL Purchase and Sale Agreement

Pursuant to the KKR and CNL Agreement, KKR will acquire substantially all of the assets used by CNL in its current role as investment advisor to the Company. KKR will acquire these assets and assume certain liabilities associated with the acquired assets arising following the consummation of such acquisition and make a cash payment to CNL upon the satisfaction or waiver of certain conditions, including, among other things (a) the approval by the Company’s stockholders of the New Advisory Agreement, (b) the occurrence of a Listing and (c) the resignation prior to or upon such Listing of Mr. Sittema, the CNL-affiliated director, from the Board. In connection with the payment CNL will receive upon the satisfaction of the conditions described above, Mr. Sittema, as an executive of CNL’s parent, CNL Financial Group, LLC, could stand to benefit economically from the transaction.

The Company understands from CNL that the KKR and CNL Agreement will result in the sale of substantially all of the assets used by CNL in its current role as investment advisor to the Company. The Company is not a party to the KKR and CNL Agreement and is therefore not in a position to assess whether the KKR and CNL Agreement will result in a change of control of CNL. Whether a change of control will occur is a facts-and-circumstances analysis that the Company understands from KKR and CNL has not been performed because it is not necessary for the transactions contemplated by the KKR and CNL Agreement.

The Board has been informed that KKR and CNL have agreed to take certain actions to ensure that the KKR and CNL Agreement complies with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” that allows KKR, CNL or any affiliated persons thereof to receive any amount or benefit in connection with the KKR and CNL Agreement as long as certain conditions are met. First, for a period of three years after the completion of the transactions contemplated by the KKR and CNL Agreement, at least 75% of the members of the Board must not be interested persons of KKR or CNL. Second, an “unfair burden” must not be imposed on the Company as a result of the transactions contemplated by the KKR and CNL Agreement or any express or implied terms, conditions or understandings applicable thereto during the two-year period after the completion of the transactions contemplated by the KKR and CNL Agreement. Additional information about the requirements of Section 15(f) of the 1940 Act is included under the heading “—Section 15(f).” To satisfy the first condition, Mr. Sittema, an Interested Director, has agreed to resign concurrently with a Listing. KKR and CNL will not seek to nominate another Interested Director to replace Mr. Sittema. KKR intends to satisfy the second condition by ensuring the terms of the New Advisory Agreement are substantially similar to the Existing Advisory Agreement except for the reduction in the management fee rate and changes to the incentive fee calculation described below, which are expected to benefit the Company’s stockholders.

Overview of the Existing Advisory Agreement

The Company’s management under the Existing Advisory Agreement and the Existing Sub-Advisory Agreement is a collaborative effort between CNL and KKR and benefits from the combined business and specific industry knowledge, transaction expertise and deal-sourcing capabilities they bring. CNL is responsible for the day-to-day corporate management activities of the Company, including the provision of accounting services, investor relations and other administrative services, and KKR is primarily responsible for the management of the Company’s investment portfolio. CNL provides its services under the Existing Advisory Agreement and the Existing Administrative Services Agreement. KKR provides its services under the Existing Sub-Advisory Agreement. The activities of each of CNL and KKR are subject to the supervision and oversight of the Board.

Advisory Services

Under the terms of the Existing Advisory Agreement and the Existing Sub-Advisory Agreement, CNL and KKR, which we refer to as the “Existing Advisors,” are responsible for the following:

●	determining the composition and allocation of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such strategies;

●	identifying, evaluating, negotiating and structuring the investments the Company makes;

●	performing due diligence on prospective portfolio companies;

●	executing, closing, servicing and monitoring the investments the Company makes;

●	determining the securities and other assets that the Company will purchase, retain or sell; and

●	providing the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of the Company’s capital.

KKR is primarily responsible for initially identifying, evaluating, negotiating and structuring the Company’s investments. These activities are carried out by KKR’s investment teams and are subject to the oversight of KKR’s senior investment personnel. Each investment that the Company makes requires the approval of both of the Existing Advisors. Certain affiliated co-investment transactions may require the additional approval of the Independent Director Committee.

Additionally, as a BDC, the Company is required to offer managerial assistance to the Company’s portfolio companies. This managerial assistance may include monitoring the operations of the Company’s portfolio companies, participating in board and management meetings, consulting with and advising officers of the Company’s eligible portfolio companies and providing other organizational and financial guidance. The Existing Advisors or the Company’s administrator make available such managerial assistance, on the Company’s behalf, to the Company’s eligible portfolio companies whether or not they request this assistance. The Company may receive fees for these services and reimburses the Existing Advisors for their allocated costs in providing such assistance, subject to review and approval by the Board.

Administrative Services

Under the terms of the Existing Administrative Services Agreement, and on the Company’s behalf, CNL performs or oversees the performance of various administrative services that the Company requires. These include investor services, general ledger accounting, fund accounting, maintaining required financial records, calculating the Company’s net asset value (which we refer to as “NAV”), filing tax returns, preparing and filing SEC reports, preparing, printing and disseminating stockholder reports and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. CNL provides the Company with facilities and access to personnel necessary for the Company’s business and these services.

For providing these services, facilities and personnel, the Company reimburses CNL for certain administrative expenses it incurs in performing its obligations. The amount of this reimbursement is set at the lesser of (1) CNL’s actual costs and (2) the amount that the Company would be required to pay for comparable administrative services in the same geographic location. CNL is required to allocate the cost of such services to the Company based on objective factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Board assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to CNL for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs. The Company does not reimburse CNL for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of CNL.

If the Company enters into the New Advisory Agreement, the Existing Administrative Services Agreement would be terminated automatically at such time. The Board approved the New Administrative Services Agreement, which will become effective concurrently with the New Advisory Agreement, at a meeting held on April 3, 2017.

Term

Each of the Existing Advisory Agreement, the Existing Sub-Advisory Agreement and the Existing Administrative Services Agreement was approved by the Board on March 16, 2011 and became effective on April 4, 2011. Such agreements are required to be re-approved annually by the Board (including a majority of the Independent Directors), or the holders of a majority of the Company’s outstanding voting securities. On March 16, 2017, the Board, including a majority of the Independent Directors, approved the renewal of each of these agreements for an additional one-year term through March 16, 2018, subject to earlier termination in accordance with their respective terms. The renewal approvals were made in accordance with, and on a basis of an evaluation satisfactory to the Board as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder. In evaluating these agreements, the Board considered a number of factors, including (1) the nature, quality and extent of the advisory and other services to be provided by CNL and KKR, (2) the Company’s investment performance, (3) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives and (4) information about the services to be performed and the personnel performing such services under each of the agreements. Comparative data reviewed by the Board included fees and expenses data from approximately 20 BDCs in the Section 15(c) process (i.e., the annual board review and approval of a BDC’s investment advisory agreement), which represent more than 65% of the market share of BDCs in terms of net asset value.

Each of the Existing Advisory Agreement, the Existing Sub-Advisory Agreement and the Existing Administrative Services Agreement will automatically terminate in the event of its assignment. In accordance with the 1940 Act, the Company may terminate the Existing Advisory Agreement and the Existing Administrative Services Agreement with CNL and cause CNL to terminate the Existing Sub-Advisory Agreement with KKR upon 60 days’ written notice. The decision to terminate any agreement may be made by a majority of the Independent Directors or the holders of a majority of the outstanding shares of the Company’s common stock. CNL and KKR have separately agreed between themselves that, in the event that one of them is removed by the Company as investment advisor other than for cause, the other will also terminate its advisory agreement with the Company.

CNL is permitted to voluntarily terminate the Existing Advisory Agreement and the Existing Administrative Services Agreement, and KKR is permitted to voluntarily terminate the Existing Sub-Advisory Agreement, upon 120 days’ prior written notice. CNL may not terminate the Existing Sub-Advisory Agreement without the consent of the Independent Directors or the holders of a majority of the outstanding shares of the Company’s common stock.

Advisory Fees

The Company pays CNL a fee for its services under the Existing Advisory Agreement. The fee consists of two components: (1) a management fee and (2) an incentive fee. The Existing Sub-Advisory Agreement provides that KKR receives 50% of all fees payable to CNL under the Existing Advisory Agreement. The Company believes that this fee structure benefits stockholders by aligning the compensation of both of the Existing Advisors with the Company’s overall investment performance. The cost of both the management fee and the incentive fee is ultimately borne by the Company’s stockholders.

Management Fee

The management fee is calculated at an annual rate of 2% of the Company’s average gross assets and it is payable monthly in arrears. The determination of average gross assets reflects changes in the fair market value of portfolio investments. From and after April 1, 2016, for purposes of computing the management fee payable to the Existing Advisors, cash and cash equivalents have been excluded from the definition of average gross assets. In addition, if the Company and KKR do not enter into the New Advisory Agreement by December 31, 2017, then after such date the management fee under the Existing Advisory Agreement will be calculated at an annual rate of 1.75% of the Company’s average gross assets solely with respect to the amount of average gross assets in excess of $4.0 billion. The Board and the Existing Advisors have also agreed that after such date they would discuss additional changes to the calculation of the incentive fee under the Existing Advisory Agreement.

Incentive Fee

The incentive fee comprises two parts: (1) a subordinated incentive fee on income and (2) an incentive fee on capital gains. Each part of the incentive fee is outlined below.

The subordinated incentive fee on income is earned on pre-incentive fee net investment income and is determined and payable in arrears as of the end of each calendar quarter during which the Existing Advisory Agreement and the Existing Sub-Advisory Agreement are in effect. In the case of a liquidation or if the Existing Advisory Agreement or the Existing Sub-Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.

The subordinated incentive fee on income for each quarter is calculated as follows:

●	No subordinated incentive fee on income is payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.75% per quarter on the Company’s average adjusted capital. We refer to this as the “quarterly preferred return.”

●	All of the Company’s pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% on the Company’s average adjusted capital in any quarter, is payable to the Existing Advisors. We refer to this portion of the Company’s subordinated incentive fee on income as the “catch up.” It is intended to provide an incentive fee of 20% on all of the Company’s pre-incentive fee net investment income when the Company’s pre-incentive fee net investment income reaches 2.1875% on the Company’s average adjusted capital in any quarter.

●	Pre-incentive fee net investment income is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus the Company’s operating expenses for the quarter, including the management fee, expenses payable under the Existing Administrative Services Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding (1) the incentive fee, (2) any expense support payments under an expense support and conditional reimbursement agreement with the Existing Advisors, (3) any reimbursement by the Company of expense support payments and (4) any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

●	Adjusted capital is defined as (1) cumulative proceeds generated from sales of the Company’s common stock, including proceeds from the Company’s distribution reinvestment plan, net of sales loads (sales commissions and marketing support fees) and (2) reduced for (a) distributions paid to the Company’s stockholders that represent return of capital and (b) amounts paid for share repurchases pursuant to the Company’s share repurchase program.

●	Beginning January 1, 2017, the subordinated incentive fee on income has been subject to a total return requirement, which provides generally that no incentive fee will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and three preceding calendar quarters (or, if four calendar quarters have not passed, then the time period since the first full calendar quarter following the end of the Company’s public offering of Shares) exceeds the cumulative incentive fees accrued and/or paid for the same period. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (1) 20.0% of all of the Company’s pre-incentive fee net investment income when the Company’s pre-incentive fee net investment income exceeds the applicable quarterly hurdle rate for such calendar quarter, subject to the catch-up provision, and (2) (A) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and three preceding calendar quarters minus (B) the cumulative incentive fees accrued and/or paid for the three preceding calendar quarters or period since the first full calendar quarter following the end of the Company’s public offering of Shares, whichever period is longer. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of the Company’s pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then-current and three preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

The following is a graphical representation of the calculation of the quarterly subordinated incentive fee on income:

Quarterly Subordinated Incentive Fee on
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of average adjusted capital)

Percentage of Pre-Incentive Fee Net Investment Income
Allocated to Quarterly Incentive Fee

The incentive fee on capital gains is earned on liquidated investments and is determined and payable in arrears as of the end of each calendar year during which the Existing Advisory Agreement and the Existing Sub-Advisory Agreement are in effect. In the case of a liquidation, or if the Existing Advisory Agreement or the Existing Sub-Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal 20% of the Company’s realized capital gains on a cumulative basis from inception, net of (1) all realized capital losses and unrealized depreciation on a cumulative basis from inception and (2) the aggregate amount, if any, previously paid incentive fees on capital gains as calculated in accordance with generally accepted accounting principles (subject to the limitation discussed in the next sentence). From and after January 1, 2013, for purposes of computing the performance-based incentive fee payable to the Existing Advisors, the Company has disregarded any gains associated with a total return swaps interest spread (which represents the difference between (A) the interest and fees received on total return swaps, and (B) the interest paid to the total return swaps counterparty on the settled notional value of total return swaps), and the Company only considers the net realized gains or losses on the termination or maturity of total return swaps for the purpose of testing and computing incentive fees on capital gains that may be payable annually to the Existing Advisors.

Because of the structure of the subordinated incentive fee on income and the incentive fee on capital gains, it is possible that the Company may pay such fees in a quarter where it incurs a net loss. For example, if the Company receives pre-incentive fee net investment income in excess of the 1.75% on average adjusted capital for a quarter, the Company will pay the applicable incentive fee even if the Company has incurred a net loss in the quarter due to a realized or unrealized capital loss. The Existing Advisors are not under any obligation to reimburse the Company for any part of the incentive fee they receive that is based on prior period accrued income that the Company never receives as a result of a subsequent decline in the value of the Company’s portfolio or any borrower default.

The fees that are payable under the Existing Advisory Agreement for any partial period are appropriately prorated. The fees are calculated using a detailed policy and procedure approved by the Existing Advisors and the Board, including a majority of the Independent Directors, and such policy and procedure are consistent with the description of the calculation of the fees set forth above.

The Existing Advisors may elect to defer or waive all or a portion of the fees that would otherwise be paid to them in their sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month prior to the occurrence of a liquidity event as the Existing Advisors may determine in their sole discretion. To the extent that KKR elects to receive its allocable share of the fees in a particular form or waive or defer all or any portion of its allocable share of the fees, CNL will make the election on its behalf and any amounts due to KKR under the Existing Sub-Advisory Agreement will be adjusted accordingly.

Examples of the two-part incentive fee:

Example 1 – Subordinated Incentive Fee on pre-incentive fee net investment income for each quarter

Scenarios expressed as a percentage of average adjusted capital	Scenario 1	Scenario 2	Scenario 3

Pre-incentive fee net investment income	0.5500%	1.9500%	2.8000%

Catch up incentive fee (maximum of 0.4375%)	—	(0.2000)%	(0.4375)%

Split incentive fee (20% above 2.1875%)	—	—	(0.1225)%

Net Investment income	0.5500%	1.7500%	2.2400%

Scenario 1 – Subordinated Incentive Fee on Income

Pre-incentive fee net investment income does not exceed the 1.75% preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income.

Scenario 2 – Subordinated Incentive Fee on Income

Pre-incentive fee net investment income falls between the 1.75% preferred return rate and the catch up of 2.1875%, therefore the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the 1.75% preferred return at 0.2%.

Scenario 3 – Subordinated Incentive Fee on Income

Pre-incentive fee net investment income exceeds the 1.75% preferred return and the 2.1875% catch up provision. Therefore the catch up provision is fully satisfied by the 0.4375% of pre-incentive fee net investment income above the 1.75% preferred return rate and there is a 20% incentive fee on pre-incentive fee net investment income above the 2.1875% “catch up.” This provides a 0.56% incentive fee which represents 20% of pre-incentive fee net investment income.

Example 2 – Incentive Fee on Capital Gains

Assumptions

Year 1: No net realized capital gains or losses

Year 2: 6% realized capital gains and 1% realized capital losses and unrealized capital depreciation; capital gain incentive fee = 20% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 Incentive Fee on Capital Gains	= 20% x (0)

= 0

= No Incentive Fee on Capital Gains

Year 2 Incentive Fee on Capital Gains	= 20% x (6% -1%)

= 20% x 5%

= 1%

Indemnification of the Existing Advisors

The Existing Advisory Agreement provides that CNL and KKR and each of its officers, directors, persons associated with each advisor, stockholders (and owners of the stockholders), controlling persons and agents are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceedings arising out of or otherwise based on the performance of any of such advisor’s duties or obligations under the Existing Advisory Agreement or the Existing Sub-Advisory Agreement, as applicable, or otherwise as the Company’s investment advisor, (1) to the extent such damages, liabilities, cost and expenses (a) are not fully reimbursed by insurance and (b) do not arise by reason of willful misfeasance, bad faith, or gross negligence in such advisor’s performance of such duties or obligations, or such advisor’s reckless disregard of such duties or obligations, and (2) otherwise to the fullest extent such indemnification is consistent with the provisions of the Company’s charter, the 1940 Act, the laws of the State of Maryland and other applicable law.

Fees and Reimbursements Paid in Recent Years

Fees, expenses and reimbursements incurred on behalf of the Company with respect to the Existing Advisory Agreement, the Existing Sub-Advisory Agreement and the Existing Administrative Services Agreement during the years ended December 31, 2016, 2015 and 2014 are summarized below (in thousands):

		Year Ended December 31,
Related Party	Source Agreement and Description	2016	2015	2014
CNL Securities Corp.	Managing Dealer Agreement: Selling commissions and marketing support fees	$9,649	$61,357	$72,099
CNL and KKR	Existing Advisory Agreement: Base management fees (investment advisory fees)	82,736	70,298	48,903
CNL and KKR	Existing Advisory Agreement: Subordinated incentive fee on income(1)	24,123	8,733	17,034
CNL and KKR	Existing Advisory Agreement: Incentive fee on capital gains(2)	—	—	—
CNL and KKR	Existing Advisory Agreement: Offering expenses(3)	1,079	3,477	6,051
KKR	Existing Sub-Advisory Agreement: Investment expenses reimbursement	1,316	1,518	910
CNL	Existing Administrative Services Agreement: Administrative and compliance services(4)	2,085	1,536	2,125

(1)	Subordinated incentive fees on income are included in performance-based incentive fees in the consolidated statements of operations. During the years ended December 31, 2016, 2015 and 2014, $19.97 million, $13.09 million and $17.21 million, respectively, of subordinated incentive fees on income were paid to the Existing Advisors. As of December 31, 2016 and 2015, a subordinated incentive fee on income of $4.91 million and $0.75 million, respectively, was payable to the Existing Advisors.

(2)	Incentive fees on capital gains are included in performance-based incentive fees in the consolidated statements of operations. The following table provides additional details for the incentive fee on capital gains for the years ended December 31, 2016, 2015 and 2014 (in thousands):

Incentive Fee on Capital Gains for the Year Ended December 31,	2016	2015	2014
Accrued incentive fee on capital gains as of January 1,	$—	$—	$11,128
Incentive fee on capital gains expense during the year ended December 31,	—	—	(8,805)
Less: Incentive fee on capital gains paid to the Advisors during the year ended December 31,	—	—	(2,323)
Accrued incentive fee on gains as of December 31,	—	—	—
Less: Accrued incentive fee on capital gains attributable to unrealized gains as of December 31,	—	—	—
Incentive fee on capital gains earned by and payable to the Advisors as of December 31,	$—	$—	$—

(3)	The following table provides additional details for the organization and offering expenses reimbursement (in thousands):

Offering Expenses Reimbursement for the Year Ended December 31,	2016	2015	2014
Offering expenses reimbursement payable as of January 1,	$210	$272	$240
Additional offering expenses deferred during the year ended December 31,	1,079	3,477	6,051
Offering expenses reimbursement payable as of December 31,	(39)	(210)	(272)
Offering expenses reimbursement paid to the Advisors during the year ended December 31,	$1,250	$3,539	$6,019
Outstanding unreimbursed offering expenses (net of amounts payable) as of December 31,	$—	$—	$—

(4)	Includes $0.66 million for reimbursement payments to CNL for services provided to the Company for its Chief Compliance Officer and Chief Financial Officer for the year ended December 31, 2014. Effective January 1, 2015, these services were no longer reimbursable expenses.

KKR is obligated to remit to the Company any earned capital structuring fees based on the Company’s pro-rata portion of the co-investment transactions or originated investments in which the Company participates. As a result, the Company earned capital structuring fees of $10.35 million, $7.61 million and $5.71 million during the years ended December 31, 2016, 2015 and 2014, respectively. As of December 31, 2016 and 2015, $2.04 million and $0.18 million, respectively, of capital structuring fees were receivable from the Existing Advisors.

Overview of the New Advisory Agreement

The New Advisory Agreement is substantially the same as the Existing Advisory Agreement, except for the proposed amendments described below. This summary description is qualified in its entirety by the complete text of the New Advisory Agreement, a copy of which is attached as Exhibit B to this proxy statement. The copy of the New Advisory Agreement attached as Exhibit B to this proxy statement is marked to show the changes against the Existing Advisory Agreement.

Advisory Fees

The terms of the New Advisory Agreement provide that the Company will pay KKR a fee for its services. The fee will continue to consist of two components: (1) a management fee and (2) an incentive fee. The cost of both the management fee and the incentive fee will continue to be ultimately borne by the Company’s stockholders.

Management Fee

The terms of the New Advisory Agreement will reduce the management fee so that it is calculated at an annual rate of 1.5% of the Company’s average gross assets (instead of 2% of the Company’s average gross assets as set forth in the Existing Advisory Agreement). For purposes of computing the management fee payable under the New Advisory Agreement, cash and cash equivalents have been excluded from the definition of average gross assets.

Incentive Fee

The terms of the New Advisory Agreement will provide that the subordinated incentive fee will be calculated on the basis of the Company’s average net assets (instead of the Company’s average adjusted capital as set forth in the Existing Advisory Agreement). Otherwise, the subordinated incentive fee on income and the incentive fee on capital gains will continue to be calculated in the same manner as they are calculated under the Existing Advisory Agreement. As of March 31, 2017 the Company’s quarterly average net assets of $2.8 billion was lower than the Company’s quarterly average adjusted capital of $3.0 billion. If the New Advisory Agreement had been in place as of March 31, 2017, the lower net asset value as compared to adjusted capital would have reduced the pre-incentive fee net investment income required to reach the advisor catch-up, at which point all of the pre-incentive fee net investment income, if any, above the 1.75% quarterly hurdle, but below 2.1875%, would be payable to the advisor.

If the Company’s pre-incentive fee net investment income in any quarter would have exceeded 2.1875% of average adjusted capital, above which 20% of all pre-incentive fee net income is payable to the advisor under the terms of the Existing Advisory Agreement, then the subordinated incentive fee paid by the Company would be unchanged under the New Advisory Agreement. As the Company targets a quarterly return that exceeds 2.1875%, the change to the subordinated incentive fee on income basis is not expected to have a material impact on the level of incentive fees paid by the Company.

Removal of Provisions Required by NASAA Guidelines

The Company conducted continuous public offerings of Shares beginning in April 2011 and ending in November 2016. Because the Shares were not listed on a national securities exchange during such offerings, the Company was required to register its continuous public offerings with state securities administrators in each state in which the Company desired to offer Shares. In offerings that are subject to state securities regulation, most states hold BDCs to the standards set forth in the NASAA Guidelines. As a BDC, several states where the Company wished to offer Shares required the Company to include various limitations imposed by the NASAA Guidelines in the Company’s governing documents, including the Existing Advisory Agreement.

However, the Existing Advisory Agreement provides that Section 10(d) of the Existing Advisory Agreement, which is consistent with the NASAA Guidelines and relates to the payment due to the Company’s advisor if the advisor is terminated, would only apply for only so long as the Shares are not listed on a securities exchange. Accordingly, if the Company effects a Listing, Section 10(d) of the Existing Advisory Agreement will no longer have any effect. Therefore, for administrative ease and clarity, the New Advisory Agreement removes Section 10(d).

Certain other provisions in the Existing Advisory Agreement were originally included because of requirements of the NASAA Guidelines, although such provisions are not specifically referenced as applying for only so long as the Shares are not listed on a securities exchange. These provisions are not otherwise required by the 1940 Act. Accordingly, for administrative ease and clarity, the New Advisory Agreement removes these provisions as described below.

First, Section 8(b) of the Existing Advisory Agreement provides that the Company is permitted to advance expenses to the Existing Advisors and their respective affiliates if certain conditions are satisfied. These limitations are imposed by the NASAA Guidelines. Therefore, under the New Advisory Agreement, the Company will be permitted to advance expenses to the Existing Advisors and their respective affiliates without necessarily having satisfied such conditions. The Company believes that these amendments comply with the provisions of the 1940 Act, and are similar to provisions in the investment advisory agreements of other Listed BDCs.

Second, Section 10(b) of the Existing Advisory Agreement requires the Company to obtain a vote of the majority of the outstanding voting securities of the Company or the vote of the majority of the Independent Directors to terminate the Existing Advisory Agreement. With respect to approval by the Board, the 1940 Act requires only approval by a majority of the Board, and not the majority of the Independent Directors. These limitations are imposed by the NASAA Guidelines. Therefore, under the New Advisory Agreement, the Company may terminate the New Advisory Agreement either by a vote of the majority of the outstanding voting securities of the Company or by a vote of the Board. The Company believes that these amendments comply with the provisions of the 1940 Act, and are similar to provisions in the investment advisory agreements of other Listed BDCs.

In addition, Section 10(c) of the Existing Advisory Agreement governs the payments to and duties of CNL upon termination of the Existing Advisory Agreement. Under Section 10(c)(i), CNL is only entitled to receive payments under the Existing Advisory Agreement for services provided prior to termination, which must be paid by the Company within 30 days after the effective date of such termination. Under Section 10(c)(ii), in the event that CNL terminates the Existing Advisory Agreement, CNL is required to pay all direct expenses incurred as a direct result of its withdrawal up to $250,000. Under the New Advisory Agreement, these provisions would be deleted and a provision would be added to the end of Section 10(b) to clarify that, upon termination or expiration of the New Advisory Agreement, KKR would be entitled to receive any payments due through the date of termination or expiration of the New Advisory Agreement, and that Section 10 will remain in full force and effect and apply to KKR and its representatives as and to the extent applicable. The Company believes that these amendments, similar to the previously described amendments to Section 10(b), comply with the provisions of the 1940 Act and are similar to provisions in the investment advisory agreements of other Listed BDCs.

Administrative Services

The New Administrative Services Agreement is substantially the same as the Existing Administrative Services Agreement, except that KKR will provide the services instead of CNL. However, certain provisions in the Existing Administrative Services Agreement were originally included because of requirements of the NASAA Guidelines. These provisions are not otherwise required by the 1940 Act. Accordingly, for administrative ease and clarity, the New Administrative Services Agreement removes these provisions.

Information about New Executive Officers and Leadership Changes

If the Company and KKR enter into the New Advisory Agreement, certain executive officers affiliated with CNL, including Mr. Sittema (Chief Executive Officer), Mr. Bhavsar (Chief Financial Officer and Chief Operating Officer) and Mr. Montgomery (General Counsel, Chief Compliance Officer and Secretary) will no longer be in their positions and will be replaced with Mr. Builione (Chief Executive Officer), Mr. Pietrzak (Chief Investment Officer), Mr. Wilson (Chief Operating Officer), Mr. Murphy (Chief Financial Officer) and Mr. Davidson (General Counsel and Secretary), each of whom is affiliated with KKR. In addition, KKR and CNL have agreed to recommend that the Board establish a special advisory committee composed of individuals designated by KKR, including at least one CNL-affiliated representative, to provide the Board with the ability to consult with certain designated personnel affiliated with KKR and CNL from time to time. Certain information with respect to Mr. Builione, Mr. Pietrzak, Mr. Wilson, Mr. Murphy and Mr. Davidson is set forth below, including a brief description of their recent business experience, including present occupations and employment and certain directorships that each person holds.

Todd C. Builione serves as a director on the Board and will serve as our Chief Executive Officer if the Company and KKR enter into the New Advisory Agreement. Mr. Builione joined KKR & Co. in 2013 and is a Member of KKR & Co. and President of KKR Credit & Capital Markets. Mr. Builione also serves on the KKR Global Risk Committee. Prior to joining KKR & Co., Mr. Builione served as President of Highbridge Capital Management, CEO of Highbridge’s Hedge Fund business and a member of the Investment and Risk Committees. Mr. Builione began his career at the Goldman Sachs Group, where he was predominantly focused on capital markets and mergers and acquisitions for financial institutions. He received a B.S., summa cum laude, Merrill Presidential Scholar, from Cornell University and a J.D., cum laude, from Harvard Law School. Mr. Builione serves on the Board of Directors of Marshall Wace, a liquid alternatives provider which formed a strategic partnership with KKR & Co. in 2015. Mr. Builione also serves on the Board of Directors of Harlem RBI (a community-based youth development organization located in East Harlem, New York), on the Advisory Council of Cornell University’s Dyson School of Applied Economics and Management, and on the Board of Directors of the Pingry School.

Daniel Pietrzak will serve as our Chief Investment Officer if the Company and KKR enter into the New Advisory Agreement. Mr. Pietrzak joined KKR in 2016 and is a Managing Director of KKR. Mr. Pietrzak is a portfolio manager for our private credit funds and portfolios and a member of the Global Private Credit Investment Committee, Europe Direct Lending Investment Committee and KKR Credit Portfolio Management Committee. Prior to joining KKR, Mr. Pietrzak was a Managing Director and the Co-Head of Deutsche Bank’s Structured Finance business across the Americas and Europe. Previously, Mr. Pietrzak was based in New York and held various roles in the structured finance and credit businesses of Société Générale and CIBC World Markets. Mr. Pietrzak started his career at Price Waterhouse in New York and is a Certified Public Accountant. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University.

Ryan L.G. Wilson will serve as our Chief Operating Officer and Associate Portfolio Manager if the Company and KKR enter into the New Advisory Agreement. Mr. Wilson joined KKR in 2006 and is a Director. Mr. Wilson has served on KKR’s Risk Committee and KKR’s Management Committee. Prior to joining KKR, Mr. Wilson was with PricewaterhouseCoopers, serving a variety of clients across industries. Mr. Wilson holds a B.A. in Economics with honors from Wilfrid Laurier University and a MAcc in Accounting from the University of Waterloo. He also is a CFA charterholder, Chartered Professional Accountant and a Chartered Accountant.

Thomas N. Murphy will serve as our Chief Financial Officer if the Company and KKR enter into the New Advisory Agreement. Mr. Murphy joined KKR in 2009 and has served as Chief Financial Officer and Treasurer of KKR Financial Holdings LLC since February 2015 and before that as chief accounting officer since February 2009. Prior to joining KKR, he was executive vice president of finance and accounting with Countrywide Bank, a subsidiary of Countrywide Home Loans from 2005 to 2009. Mr. Murphy has also worked as a compliance and Sarbanes Oxley analyst for Europe, Middle East and Africa for Dell, Inc. and with Deloitte & Touche LLP in audit and assurance. Mr. Murphy holds a B.A. in Economics and Math from the University College Cork, Ireland and is a California licensed Certified Public Accountant.

Philip Davidson will serve as our General Counsel and Secretary if the Company and KKR enter into the New Advisory Agreement. Mr. Davidson joined KKR in 2011 and is a Director in its Legal team. In this role, Mr. Davidson has focused on corporate governance and securities law filings, including for KKR Financial Holdings LLC, as well as negotiated debt transactions, including a significant portion of the Company’s investment portfolio. Previously, Mr. Davidson worked as an Associate at Simpson Thacher & Bartlett LLP where he focused on corporate governance and capital markets transactions. He holds a J.D., Cum Laude, from Harvard Law School and an A.B. in Pure Mathematics, Summa Cum Laude, from the University of California, Berkeley.

In addition, if a Listing occurs, Mr. Sittema will resign from the Board on or prior to the date of such Listing. At such time, it is expected that Mr. Frederick Arnold, an Independent Director of the Board, will become the chairman of the Board. The Board believes that it is in the best interests of the Company’s stockholders for Mr. Arnold to lead the Board because of his extensive board leadership experience and financial expertise having been an international investment banker, chief financial officer and director. As chairman of the Board, the responsibilities of Mr. Arnold will include (1) presiding over meetings of the Board and executive sessions of the Independent Directors, (2) overseeing the planning of the annual Board calendar and, in consultation with KKR, scheduling and setting the agendas for meetings of the Board and its committees, (3) overseeing the appropriate flow of information to the Board, (4) interacting with other directors, management, officers and advisors between meetings of the Board, (5) assisting the chairs of the various Board committees in preparing agendas for committee meetings, (6) being available for consultation and communication with stockholders, as appropriate, and (7) performing other functions and responsibilities requested by the Board from time to time. The Board believes that this leadership structure will be appropriate if a Listing occurs because this structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. Certain information with respect to Mr. Arnold is set forth below.

Frederick Arnold has served as an Independent Director since 2011. In addition, Mr. Arnold served as an independent trustee for CCT II from June 2015 to May 2016. Mr. Arnold serves as a member of the post-emergence board of directors of Lehman Brothers Holdings Inc., a member of the board of directors of Lehman Commercial Paper Inc. and a member of the board of directors of Syncora Holdings, Ltd. Mr. Arnold has held a series of senior financial positions, and since July 2015 has been serving as chief financial officer of Convergex Group, LLC. Previously Mr. Arnold served as executive vice president, chief financial officer and a member of the executive committee of Capmark Financial Group, Inc. from September 2009 to January 2011. He also served as executive vice president of finance for Masonite Corporation, a manufacturing company, from February 2006 to September 2007. While at Willis Group from 2000 to 2003, Mr. Arnold served as chief financial and administrative officer of Willis North America, as group chief administrative officer of Willis Group Holdings Ltd. and as executive vice president of strategic development for Willis Group Holdings Ltd. He also served as a member of the Willis Group executive committee while holding the latter two positions. Prior to these roles, Mr. Arnold spent 20 years as an investment banker primarily at Lehman Brothers and Smith Barney, where he served as managing director and head of European corporate finance. During this time, his practice focused on originating and executing mergers and acquisitions and equity financings across a wide variety of industries and geographies. He also provides pro-bono transactional advice to the New York City Investment Partnership. Mr. Arnold received a J.D. from Yale University, M.A. from Oxford University and undergraduate degree, summa cum laude, from Amherst College.

Information Regarding KKR

The executive officers of KKR Credit Advisors (US) LLC are Nathaniel M. Zilkha (Co-Head), Alan Burke (Co-Head), Todd C. Builione (President), Edward Brandman (Chief Information Officer), Jeffrey Van Horn (Chief Financial Officer), Nicole J. Macarchuk (General Counsel) and Annette O’Donnell-Butner (Chief Compliance Officer). The address of the principal business office of KKR Credit Advisors (US) LLC and its officers is c/o KKR Credit Advisors (US) LLC, 555 California Street, 50th Floor, San Francisco, CA 94104. KKR is a subsidiary of KKR & Co. The address of KKR & Co. is 9 West 57th Street, Suite 4200, New York, New York 10019.

Board Consideration

At a meeting of the Board held on April 3, 2017, the Board, including a majority of the Independent Directors, approved the New Advisory Agreement as being in the best interest of the Company and its stockholders. The Board then directed that the New Advisory Agreement be submitted to the Company’s stockholders for approval with the Board’s recommendation that the stockholders vote to approve the New Advisory Agreement.

If stockholders of the Company approve the Advisory Agreement Proposal, the Existing Advisory Agreement will remain in effect until a Listing occurs.

Factors Considered by the Board

In reaching its decision to approve the New Advisory Agreement, the Board considered information furnished by CNL and KKR in connection with the renewal of the Existing Advisory Agreement in March of 2017, information furnished by KKR in connection with the consideration of the New Advisory Agreement and other relevant information furnished to the Board throughout the year by CNL and KKR. The Board also requested and received responses from KKR to a series of questions encompassing a variety of topics prepared by the Board, in consultation with independent legal counsel to the Independent Directors. In addition, the Board considered information provided by KKR on the fees charged to other investment advisory clients that follow investment strategies similar to those proposed for the Company, and the rationale for any differences in the Company’s advisory fees and the fees charged to those other investment advisory clients.

In 2016, the Board established a Special Committee to, among other things, review information concerning the possible renewal of the Existing Advisory Agreement and to make recommendations to the Board. As a result of its negotiations with CNL and KKR in March of 2017, the Special Committee and the Board negotiated favorable changes to the Existing Advisory Agreement. First, after December 31, 2017, the management fee under the Existing Advisory Agreement (if still in effect) will be calculated at an annual rate of 1.75% (instead of 2.0%) of the Company’s average gross assets, if any, with respect to the amount of average gross assets in excess of $4.0 billion. In addition, the Board and CNL and KKR agreed that if a listing does not occur prior to December 31, 2017, then they would discuss additional changes, if any, to the calculation of the incentive fee under the Existing Advisory Agreement. Predicated upon the Special Committee’s review and these proposed changes, the Special Committee recommended to the full Board the approval of the Existing Advisory Agreement, which the Board, including a majority of the Independent Directors, approved on March 16, 2017.

Following the Special Committee’s and the Board’s evaluation and negotiation of the Existing Advisory Agreement, the Special Committee met on March 31, 2017 and each of the Special Committee and the Board met on April 3, 2017 to discuss and evaluate the New Advisory Agreement and the New Administrative Services Agreement. The Special Committee benefitted in this process from having just reviewed data relating to the renewal of the Existing Advisory Agreement, much of which remained relevant to evaluating the New Advisory Agreement. The Special Committee, in evaluating and recommending, and the Board, in evaluating and approving the New Advisory Agreement, considered a number of factors as further described below, including (1) the nature, quality and extent of the advisory and other services to be provided under the New Advisory Agreement, (2) the Company’s historical investment performance, including access to KKR’s network of proprietary sourced transactions, (3) comparative data with respect to advisory fees or similar expenses paid by other BDCs, including Listed BDCs, investment companies and other accounts of KKR with similar investment objectives, (4) information about the services to be performed and the personnel performing such services under the New Advisory Agreement and the New Administrative Services Agreement and (5) the representations and undertakings of KKR and CNL that there would be no “unfair burden” imposed on the Company as a result of the transactions contemplated by the KKR and CNL Agreement within the meaning of Section 15(f) of the 1940 Act (as described in more detail below under the heading “—Section 15(f)”). Comparative data reviewed by the Board included fees and expenses data from approximately 20 BDCs in the Section 15(c) process (i.e., the annual board review and approval of a BDC’s investment advisory agreement), which represent more than 65% of the market share of such BDCs in terms of net assets.

With respect to the nature, quality and extent of the advisory and other services, and the services to be performed and the personnel performing such services, the Board noted that the same KKR personnel who provide the services under the Existing Sub-Advisory Agreement would also provide the services under the New Advisory Agreement. The Board considered the fact that the personnel at KKR who would continue to perform the services for the Company under the New Advisory Agreement are familiar with the Company’s existing investment portfolio. The Board also noted that KKR planned to retain certain employees of CNL, who currently provide services under the Existing Advisory Agreement, and evaluated the changes in the personnel who would provide the services under the New Advisory Agreement. Based on these considerations, the Board concluded, within the context of its overall determination to approve the New Advisory Agreement that the Company would continue to benefit from the services to be provided by KKR under the New Advisory Agreement.

Regarding investment performance, the Board took note of the Company’s historical investment performance results, including access to KKR’s network of proprietary sourced transactions, as presented to the Board in connection with its consideration of the Existing Advisory Agreement, in light of the Company’s investment objective, strategies and risks. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the New Advisory Agreement, that the Company’s historical investment performance and activity, including proprietary sourced transactions, supported a determination to approve the New Advisory Agreement so that the Company could continue to benefit from KKR’s services and expertise.

In considering the fees and expenses of the Company, the Board reviewed comparative data with respect to advisory fees or similar expenses paid by other BDCs, including Listed BDCs, investment companies and other accounts of CNL and KKR with similar investment objectives. The Board noted that that the proposed advisory fees under the New Advisory Agreement would be significantly lower than the fee arrangements under the Existing Advisory Agreement, and would compare more favorably with the fees paid by other Listed BDCs. The Board also noted that the incentive fee would retain a “look-back” provision that would better align the interests of the Company’s stockholders with the amount of incentive fees paid to KKR under the New Advisory Agreement. In addition, the Board noted that in negotiating the terms of the Existing Advisory Agreement, it obtained a more favorable method of calculation of the incentive fee with respect to the exclusion of certain cash from the calculation, and that this negotiated method would carry over to the New Advisory Agreement. Although the New Advisory Agreement would provide that the incentive fees will be calculated on the basis of the Company’s average net assets (instead of the Company’s average adjusted capital, as provided in the Existing Advisory Agreement), which may result in an increase in the incentive fee, the Board believed that the benefits of the reduced management fee, the retained “look-back” provision and the continued exclusion of certain assets from the calculation of the incentive fee that were previously negotiated would significantly benefit stockholders and offset any potential increase resulting from the change in method of calculation. The Board also considered the fact that average net assets is the typical basis for calculating fees for Listed BDCs.

The Board considered the fact that KKR is a subsidiary of KKR & Co., a global investment firm that manages investments across multiple asset classes including private equity, energy, infrastructure, real estate, credit and hedge funds, and that KKR’s ability to leverage the intellectual capital and synergies of KKR & Co., subject to information barriers, would be beneficial to the Company. The Board also favorably considered the fact that KKR had $35.7 billion of assets under management within its Public Markets segment (excluding Hedge Funds) as of December 31, 2016, representing the credit strategies under its management, and also has experience as an advisor to KKR Income Opportunities Fund, which is a closed-end management investment company. After considering all of the relevant factors, the Board concluded that the Company’s advisory fees, as set forth in the New Advisory Agreement, are reasonable, both as comparable to other Listed BDCs and also in relation to the services to be provided by KKR.

No single factor was determinative of the Board’s and the Independent Directors’ decisions to approve the New Advisory Agreement, but rather, the members of the Board based their determination on the total mix of information available to them, although the Board determined that the significant reduction in the management fee under the New Advisory Agreement from 2.0% to 1.5% of the Company’s average gross assets was a particularly significant factor in its deliberations. After considering the factors described above, the Board, the Special Committee and the Independent Directors concluded separately that the terms of the New Advisory Agreement are fair and reasonable to the Company in light of the services to be provided by KKR, its costs and reasonably foreseeable Company asset levels, and that the Company’s stockholders are expected to receive reasonable value in return for the advisory fees paid. The Board, the Special Committee and the Independent Directors also concluded separately that the approval of the New Advisory Agreement is supported by reasonable and impartial records and information, the competitive expense structure, and the fact that, other than the reduction in the management fee from 2.0% to 1.5% of the Company’s average gross assets, the terms of the New Advisory Agreement are substantially identical in all material respects to those of the Existing Advisory Agreement, and that the approval of the New Advisory Agreement would be in the best interest of the Company and its stockholders. Accordingly, on April 3, 2017, the Special Committee recommended to the full Board the approval of the New Advisory Agreement, which the Board, including all of the Independent Directors, approved. The Board also recommended that the Company’s stockholders approve the New Advisory Agreement.

Section 15(f)

The Board has been informed that KKR and CNL have agreed to take certain actions so that CNL can rely on Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” that allows CNL or any affiliated persons thereof to receive an amount or benefit in connection with the transactions contemplated by the KKR and CNL Agreement as long as certain conditions are met.

First, for a period of three years after the completion of the transactions contemplated by the KKR and CNL Agreement, at least 75% of the members of the Board must not be interested persons of KKR or CNL. Mr. Sittema, an Interested Director, has agreed to resign from the Board and as Chief Executive Officer concurrently with a Listing.

Second, an “unfair burden” must not be imposed on the Company as a result of the transactions contemplated by the KKR and CNL Agreement or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include with respect to the Company, any arrangement, during the two-year period after the completion of the transactions contemplated by the KKR and CNL Agreement, whereby KKR, CNL or any interested person thereof receives or is entitled to receive any compensation, directly or indirectly, (1) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Company (other than bona fide ordinary compensation as principal underwriter for the Company) or (2) from the Company or its security holders for other than bona fide investment advisory or other services.

KKR has advised the Board that it does not believe that there will be, and is not aware of, any express or implied term, condition or understanding that would impose an “unfair burden” on the Company as a result of the transactions contemplated by the KKR and CNL Agreement.

Vote Required

Approval of the Advisory Agreement Proposal requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote at the Annual Meeting. The 1940 Act defines “a majority of outstanding voting securities” of the Company as (a) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Company, whichever is less. You may vote for or against or abstain on the Advisory Agreement Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Advisory Agreement Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE ADVISORY AGREEMENT PROPOSAL.

PROPOSAL 4(A): approval of LISTING CHARTER AMENDMENT PROPOSAL a
REGARDING THE applicability OF THE MARYLAND BUSINESS COMBINATION ACT

Background

On April 3, 2017 the Board considered certain matters in connection with a potential Listing, which, if completed, is expected to provide increased liquidity to the Company’s stockholders. In light of the Company’s potential Listing, the Company is proposing to amend and restate the Existing Charter, including to remove Section 4.9 of the Existing Charter as described below, to conform certain provisions of the Existing Charter more closely to provisions in the charters of other Listed BDCs. Section 4.9 of the Existing Charter provides that the Maryland Business Combination Statute, or any successor statute thereto, shall not apply to any “business combination” (as defined in Section 3-601(e) of the Corporations and Associations Article of the Annotated Code of Maryland) of the Company and any person. The proposed amendments to the Existing Charter make certain other changes that the Board believes are appropriate for a Listed BDC.

While the Board has not set a definitive time frame for a Listing, the Company believes that seeking approval of these changes to the Existing Charter, which will only go into effect immediately prior to a Listing, will position the Company to pursue a listing if and when market conditions make it desirable to do so and it is otherwise in the best interest of the Company and its stockholders.

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal A.

The Maryland Business Combination Act, subject to certain limitations, prohibits certain business combinations (including certain issuances of equity securities) between a Maryland corporation (like the Company) and an “interested stockholder” (which is defined generally as any person who beneficially owns 10% or more of the voting power of our outstanding voting stock or is our affiliate or associate and was the beneficial owner of 10% or more of the voting power of our then outstanding stock at any time within the two-year period immediately prior to the date in question) or an affiliate of any interested stockholder, for five years following the most recent date on which the stockholder became an interested stockholder, and thereafter imposes special appraisal rights and two supermajority stockholder voting requirements on these combinations. The provisions of this statute generally apply to a Maryland corporation unless the corporation, in its charter or bylaws or by resolution of the board of directors, exempts the corporation from such provisions. Section 4.9 of the Existing Charter expressly exempts the Company from the Maryland Business Combination Act.

In connection with a proposed Listing and the related increased risk of hostile takeover attempts, the Board believes that the removal of Section 4.9 of the Existing Charter (which will result in the Maryland Business Combination Act applying to the Company), as well as the adoption of other anti-takeover provisions, may discourage others from trying to (1) acquire control of the Company, which may reduce your ability to liquidate your investment in the Company or to receive a control premium for your Shares, or (2) change the composition of the Board, which may make it more difficult to influence the Company’s management, which could result in policies, actions or Board composition that are not as favorable to stockholders as they otherwise would be. If Section 4.9 of the Existing Charter is removed (which will result in the Maryland Business Combination Act applying to the Company), the Board may adopt a resolution exempting from the Maryland Business Combination Act any business combination between the Company and any other person, subject to prior approval of such business combination by the Board, including approval by a majority of disinterested directors. The Board, considering a proposed Listing and the related increased hostile takeover risks, believes that the removal of Section 4.9 of the Existing Charter is appropriate and will conform the Existing Charter more closely to charters of other Listed BDCs.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the Existing Charter pursuant to Listing Charter Amendment Proposal A if Listing Charter Amendment Proposal A is approved by stockholders at the Annual Meeting and a Listing occurs. The below summary does not identify certain non-substantive changes to the Existing Charter or changes that are described as part of Listing Charter Amendment Proposal B through Listing Charter Amendment Proposal F. Please see the marked version of the Existing Charter attached as Exhibit A, which reflects all the proposed changes to the Existing Charter.

●	Deletion of Section 4.9 of the Existing Charter, which removes the provision in the Existing Charter that expressly exempts the Company from the protections of the Maryland Business Combination Act.

Vote Required

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal A. You may vote for or against or abstain on Listing Charter Amendment Proposal A. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against Listing Charter Amendment Proposal A. Proxies received will be voted “FOR” the approval of Listing Charter Amendment Proposal A unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” LISTING CHARTER AMENDMENT PROPOSAL A.

PROPOSAL 4(B): APPROVAL OF LISTING CHARTER AMENDMENT PROPOSAL B
REGARDING THE STOCKHOLDER APPROVAL REQUIRED FOR A CHANGE IN THE NATURE OF THE COMPANY’S BUSINESS

Background

As discussed further above, in light of the Company’s potential Listing, the Company is proposing to amend and restate the Existing Charter to conform it more closely to the charters of other Listed BDCs. In addition to amending and restating the Existing Charter to reflect the changes described in Listing Charter Amendment Proposal A and Listing Charter Amendment Proposal C through Listing Charter Amendment Proposal F, the Company is proposing to further amend and restate the Existing Charter to remove the third sentence of Article II of the Existing Charter as described below.

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal B.

The third sentence of Article II of the Existing Charter provides that the Company may not, without the affirmative vote of holders of more than 50% of the outstanding shares of capital stock of the Company entitled to vote on the matter, change the nature of the Company’s business in a manner that would cause the Company to cease to be treated as, or withdraw the Company’s election to be, a BDC under the 1940 Act. The Board recommends this sentence be deleted from the Existing Charter because it will remove limitations on actions that the Board in the future could determine to be in the best interest of the Company and its stockholders. However, the Company has no current intention to take any action that would change the nature of the Company’s business in a manner that would cause the Company to cease to be treated as a BDC under the 1940 Act. Furthermore, notwithstanding this proposed change to the Existing Charter, the 1940 Act would still impose substantial limitations on the Company’s ability to withdraw its election to be regulated as a business development company.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the Existing Charter pursuant to Listing Charter Amendment Proposal B if Listing Charter Amendment Proposal B is approved by stockholders at the Annual Meeting and a Listing occurs. The below summary does not identify certain non-substantive changes to the Existing Charter or changes that are described as part of Listing Charter Amendment Proposal A or Listing Charter Amendment Proposal C through Listing Charter Amendment Proposal F. Please see the marked version of the Existing Charter attached as Exhibit A, which reflects all the proposed changes to the Existing Charter.

●	Deletion of the third sentence of Article II of the Existing Charter, which removes the requirement that stockholder approval be obtained to permit the Company to change the nature of its business in a manner that would cause the Company to cease to be treated as, or withdraw the Company’s election to be, a BDC under the 1940 Act.

Vote Required

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal B. You may vote for or against or abstain on Listing Charter Amendment Proposal B. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against Listing Charter Amendment Proposal B. Proxies received will be voted “FOR” the approval of Listing Charter Amendment Proposal B unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” LISTING CHARTER AMENDMENT PROPOSAL B.

PROPOSAL 4(C): APPROVAL OF LISTING CHARTER AMENDMENT PROPOSAL C
removing provisions required by nasaa guidelines

Background

As described above, in offerings that are subject to state securities regulation, most states hold BDCs to the standards set forth in the NASAA Guidelines. As a BDC, several states where the Company wished to offer Shares required the Company to include various limitations imposed by the NASAA Guidelines in the Company’s governing documents, including the Existing Charter.

As discussed further above, in light of the Company’s potential Listing, the Company is proposing to amend and restate the Existing Charter to conform certain provisions of the Existing Charter more closely to provisions in the charters of other Listed BDCs. The proposed amendments to the Existing Charter would remove the limitations imposed by the NASAA Guidelines because they could impose an unnecessary administrative burden and expense on the Company, are no longer required, and could put the Company at a competitive disadvantage relative to its listed competitors whose charters do not contain these restrictions.

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal C.

Provisions Regarding the Company’s Investment Advisors

Relationship Between the Company and its Investment Advisors

As of the date of this proxy statement, the Company is managed by Existing Advisors—CNL and KKR—each of which is registered as an investment advisor with the SEC. CNL has been responsible for the overall management of the Company’s activities, and KKR has been responsible for the day-to-day management of the Company’s investment portfolio. Under the overall supervision and oversight of the Board, CNL has provided its investment advisory services under the Existing Advisory Agreement and the Existing Administrative Services Agreement. KKR has provided its services under the Existing Sub-Advisory Agreement. As described in more detail under the heading “Proposal 3: Approval of Advisory Agreement Proposal,” the Company is proposing to enter into the New Advisory Agreement solely with KKR, which will become effective upon a Listing.

The Existing Charter includes a number of provisions that govern the relationship between the Company and its investment advisors and their respective affiliates. Among other things, the Existing Charter requires the Board to monitor its investment advisors, limits the amount of fees the Company may pay and expenses the Company can reimburse to its investment advisors, and requires that the term of the Company’s investment advisory agreements be terminable by a majority of the Independent Directors on 60 days’ notice or by the applicable investment advisor on 120 days’ notice, in each case, without penalty.

As discussed above, the Company conducted continuous public offerings of Shares beginning in April 2011 and ending in November 2016, during which period the Shares were not listed on any securities exchange. As such, the Company was required to register its continuous public offerings with state securities administrators in each state in which the Company desired to offer Shares. In offerings that are subject to state securities regulation, most states hold BDCs to the standards set forth in the NASAA Guidelines, including the inclusion of such provisions in the Company’s organizational documents. Because the Company’s continuous public offering has ended, the Company is no longer required to retain such provisions in its organizational documents.

The New Charter removes these provisions to conform the Existing Charter more closely to charters of other Listed BDCs. However, the 1940 Act and the provisions of the investment advisory agreements will continue to govern the relationship between the Company and its investment advisors and in some cases include provisions similar to those that would be removed from the Existing Charter. In addition, the Board will to continue to monitor the investment activities of the Company. The Company believes that the proposed changes to the Existing Charter will provide the Board with the maximum flexibility permitted under the 1940 Act to consider and optimize the Company’s relationship with its investment advisors.

Certain Affiliated Transactions

The Existing Charter also contains numerous provisions that limit the Company’s ability to engage in specific transactions with its investment advisors and their respective affiliates. These provisions were required to be included in the Existing Charter under the NASAA Guidelines. In general, these provisions require that such transactions, which we refer to as “affiliated transactions,” be approved by a majority of the Company’s directors (including a majority of the Independent Directors). These provisions address a number of transactions, including joint ventures, sales and leases to and from the Company, loans to and from the Company, as well as general restrictions on affiliated transactions with the Company’s investment advisors and their respective affiliates. The New Charter removes these limitations. However, Maryland law and the 1940 Act contain provisions relating to the Company’s ability to engage in related party transactions. Under Maryland law, a transaction with any of the Company’s directors or any other entity in which any of its directors is a director or has a material financial interest is not voidable solely because of the interest so long as, subject to certain disclosure requirements, the transaction is approved by a majority of the votes entitled to be cast by stockholders entitled to vote on the matter other than votes of shares owned by the interested person or entity or a majority of the disinterested directors, even if they constitute less than a quorum or the transaction is fair and reasonable to the Company. In addition, under the 1940 Act, the Company is prohibited from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the Independent Directors, and in some cases, the SEC. Therefore, charters of Listed BDCs do not typically contain additional provisions that address affiliated transactions. However, there are potential risks to this change, as the proposed removal of these provisions increases the risk that the Company may pursue affiliated transactions such as those described above, which, if such investments perform poorly, could adversely affect the Company’s results of operations and the value of your investment in the Company. However, the Board does not believe that the removal of the limitations related to the Company’s investment advisors and their respective affiliates will have a material or adverse effect on the Company because of the protections otherwise afforded by applicable law. Further, the Company has no current intention to enter in to any affiliated transactions that would be prohibited under the Existing Charter.

Provisions Regarding the Issuance of Stock

Issuance of Stock on a Deferred-Payment Basis

The Existing Charter limits the Company’s ability to issue Shares on a deferred-payment basis or other similar arrangement, unless certain enumerated conditions are satisfied. This limitation was required to be included in the Existing Charter under the NASAA Guidelines. If Listing Charter Amendment Proposal C is approved, these restrictions will be removed. As a result, the New Charter will not preclude the Company from issuing stock in accordance with all applicable law. The Board recommends this change because it removes limitations on issuances of stock that the Board in the future could determine to be in the best interest of the Company and its stockholders. Although the Company believes this flexibility is advantageous, this proposed amendment does increase the risk that the Company will issue securities in exchange for a deferred payment, such as a promissory note, which could negatively impact the value of a stockholder’s investment in the Company. However, the Company has no current intention to issue any stock that would be prohibited under the Existing Charter.

Approval by Independent Directors

The New Charter also removes the requirement that a majority of the Independent Directors approve certain matters relating to the issuance and classification of the Company’s stock, which were required to be included in the Existing Charter under the NASAA Guidelines. The Company believes such changes will conform the Existing Charter more closely to the charters of other Listed BDCs. Since a majority of the Board is required to be composed of Independent Directors under the 1940 Act, the Company believes that the removal of this requirement will not have a significant impact on the Company.

Temporary Investments

In addition, the New Charter removes the requirement that the Board cause the proceeds from the Company’s offerings to be temporarily placed into short-term, highly liquid investments, which was required to be included in the Existing Charter under the NASAA Guidelines. The Company believes this change will conform the Existing Charter more closely to the charters of other Listed BDCs and will provide appropriate flexibility in investing proceeds of the Company’s offerings. However, the Company has no current intention to make any changes to its short-term investment strategy upon the effectiveness of the New Charter.

Provisions Regarding Distributions

As required by the NASAA Guidelines, the Existing Charter includes specific provisions governing the investment advisors’ and the Board’s responsibilities relating to distributions and limiting the Board’s ability to authorize distributions-in-kind. The New Charter removes these provisions and, as a result, Maryland law would govern the Company’s ability to pay distributions. Maryland law, among other things, permits stock dividends. The Company believes that the removal of this provision will conform the Existing Charter more closely to charters of other Listed BDCs. In addition, as some BDCs have also paid stock dividends to preserve cash while satisfying BDC distribution requirements, the removal of the additional limitations on the Board’s ability to authorize distributions-in-kind may be advantageous to the Company in the future.

Provisions Regarding Investment Objectives and Limitations

As required by the NASAA Guidelines, the Existing Charter includes a specific provision governing the Company’s investment objectives and limitations. The New Charter removes this provision. As a result, after the New Charter becomes effective, the limitations on the Company’s investment strategy will be provided by Maryland law and the provisions of the 1940 Act applicable to BDCs. The Company believes that the removal of this provision will conform the Existing Charter more closely to charters of other Listed BDCs and will provide the Company with the same flexibility that other Listed BDCs have to tailor their investment objectives for the benefit of their stockholders.

Provisions Regarding Roll-ups

Article XII of the Existing Charter imposes procedural protections relating to transactions in which its stockholders must exchange their Shares for securities of another entity, which we refer to as “roll-up transactions.” These protections were required to be included in the Existing Charter under the NASAA Guidelines. Among other protections and requirements, an appraisal of the Company’s assets as of a date immediately prior to the announcement of the proposed roll-up transaction must be obtained from an independent expert in connection with any roll-up transaction. Stockholders who vote against any proposed roll-up transaction must be given the choice of (1) accepting the securities of the roll-up entity or (2) either (a) remaining stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously or (b) receiving cash in an amount equal to their proportionate share of the appraised value of the Company. In addition, the Company is prohibited from participating in any roll-up transaction in which certain stockholder rights in the roll-up entity, such as voting and access to records, are less advantageous than those currently provided to stockholders of the Company. Further, if the roll-up transaction is not approved by the stockholders, the costs of the roll-up transaction may not be borne by the Company. If Listing Charter Amendment Proposal C is approved and the stockholders vote to approve a roll-up transaction, the Company’s stockholders will no longer receive the benefit of these protections. However, stockholder approval will continue to be required for the Company to effect a roll-up transaction. The Company recommends this change to increase the Company’s flexibility to enter into a roll-up transaction that the Board has determined to be in the best interest of the Company and its stockholders and to conform the Existing Charter more closely to charters of other Listed BDCs.

Provisions Regarding Exculpation, Indemnification and Insurance

The Existing Charter provides for exculpation of the Company’s directors and officers, and provides for indemnification of, and advancement of expenses to, its directors and officers, but contains certain limitations on exculpation and indemnification consistent with the limitations set forth in the NASAA Guidelines. In order to conform the Existing Charter more closely to charters of other Listed BDCs, and to retain and recruit qualified and experienced directors and officers, the Company is proposing to remove these limitations and instead provide that it shall exculpate its directors and officers and shall have the power to indemnify its directors and officers, in each case, to the maximum extent permitted by Maryland law. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Maryland law also permits a Maryland corporation (unless its charter provides otherwise, which the New Charter will not) to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in the form of money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met. These provisions will provide the Company’s directors and officers with broader and more comprehensive exculpation and indemnification rights than those that are currently included in the Existing Charter, subject to the limitations of the 1940 Act.

Although the Board believes that this change will improve its ability to retain and attract qualified directors and officers, the proposed amendment increases the risk that the Company and its stockholders will not be able to recover monetary damages from the Company’s directors if they fail to meet the statutory standard of conduct as a result of negligence or misconduct (as to the Interested Directors) and gross negligence or willful misconduct (as to its Independent Directors) or from its officers if they fail to satisfy their duties under Maryland law. In addition, the proposed amendment would permit indemnification of the Company’s directors and officers in circumstances where indemnification is currently limited by the Existing Charter. The reduced ability to recover from directors and officers and the enhanced right to indemnification would apply not only to future acts or omissions of directors or officers but also to acts or omissions prior to the date of the amendment. The proposed amendment also increases the risk that the Company will incur significant defense costs that would have otherwise been borne by its directors, officers or the Company’s investment advisors and their respective affiliates.

In addition, the Existing Charter provides that the Company may not incur the cost of that portion of liability insurance which insures the Company’s investment advisors for any liability as to which such investment advisors are prohibited from being indemnified. The New Charter removes this provision to conform the Existing Charter more closely to charters of other Listed BDCs. In addition, this change will provide the Company with the maximum flexibility permitted under the 1940 Act to consider and optimize the Company’s relationship with its investment advisors.

Provisions Regarding Stockholder Voting

The New Charter removes provisions in the Existing Charter that are consistent with the NASAA Guidelines that require that stockholders have voting rights to direct the Company to take certain actions regarding amendments to the Existing Charter, the Company’s investment advisors, the sale of substantially all of the assets of the Company and the dissolution of the Company. The New Charter also removes provisions in the Existing Charter that are consistent with the NASAA Guidelines that restrict the voting of Shares held by the Company’s investment advisors, directors and their respective affiliates with respect to certain matters. Such provisions are not typically found in the charters of Listed BDCs, and Maryland law and the 1940 Act generally offer protections similar to the protections that the NASAA Guidelines seek to provide through these provisions.

In addition, Section 6.3 of the Existing Charter provides that the Board has the exclusive power to adopt, alter or repeal any provision of the Company’s bylaws and make any new bylaws, but that any amendment to the Company’s bylaws and any addition of new bylaws that adversely affects the rights of the stockholders of the Company is required to be approved by holders of more than 50% of the outstanding shares of capital stock of the Company. In connection with a proposed Listing, the Board believes that Section 6.3 of the Existing Charter should be amended so that stockholder approval would not be required for amendments to the Company’s bylaws or additions of new bylaws that adversely affect the rights of stockholders of the Company, which was included in the Existing Charter to meet requirements consistent with the NASAA Guidelines. The Board believes that the proposed amendment is appropriate and will conform the Existing Charter more closely to charters of other Listed BDCs. This change may also grant members of the Board with enhanced power to direct the Company in the future.

Provisions Regarding Access to Reports

The New Charter removes provisions from the Existing Charter relating to stockholders’ ability to receive reports from the Company, which were included in the Existing Charter to meet requirements consistent with the NASAA Guidelines. These provisions are not consistent with the provisions of charters of other Maryland corporations, which generally rely on Maryland law and their bylaws to govern reports to stockholders. If Listing Charter Amendment Proposal C is approved, the Company will no longer be subject to a charter requirement to distribute an annual report with certain information required by the NASAA Guidelines. As a public reporting company, however, the Company will continue to be subject to the rules and regulations promulgated by the SEC related to annual reports as well as the general provisions of Maryland law requiring the Company to prepare an annual statement of affairs. Thus, the Company expects to continue to distribute an annual report to stockholders disclosing the information required under the rules and regulations of the SEC and Maryland law.

Provisions Regarding Inspection of Books and Records

The New Charter removes provisions from the Existing Charter relating to stockholders’ ability to inspect the books and records of the Company, which were included in the Existing Charter to meet requirements consistent with the NASAA Guidelines. Under the New Charter, the rights of the stockholders to inspect the books and records of the Company will be limited to the rights provided for under Maryland law. Maryland law allows any stockholder of a corporation to inspect the corporation’s bylaws, minutes of stockholder proceedings, annual statements of affairs and voting trust agreements on file at the corporation’s principal office (subject to certain procedural requirements) and to request a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. However, Maryland law permits only stockholders or groups of stockholders who for at least six months have been stockholders of record of at least 5% of the outstanding stock of any class of the corporation to inspect and copy the corporation’s books of account and stock ledger, to request a statement of the corporation’s affairs and to request a stockholder list. The Company believes that these changes will conform the Existing Charter more closely to the charters of other Listed BDCs. The Company also believes that the changes will increase the Company’s ability to protect the privacy of its stockholders and reduce the Company’s exposure to potentially exploitive mini-tender offers for Shares by increasing the threshold at which stockholders may access information related to the Company’s stockholders. The Company believes that the changes also enhance its anti-takeover defenses by making it more difficult for a potential acquirer to acquire Shares or to contact stockholders for the purpose of trying to influence the Company’s management. Although the Company believes that the changes are in the best interest of the Company, the proposed changes to the Existing Charter may discourage others from trying to acquire control of the Company, which may reduce your ability to liquidate your investment in the Company or to receive a control premium for your Shares. The proposed changes may also make it more difficult for stockholders to communicate with each other to influence the Company’s management, which could result in policies, actions or Board composition that are not as favorable to stockholders as they otherwise would be.

Conforming Changes and Other Ministerial Modifications

The New Charter reflects a number of changes and other modifications of a ministerial nature that are necessary in light of the other changes being proposed in Listing Charter Amendment Proposal C. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to the Company or which need to be updated, and the necessary re-numbering and re-lettering of remaining provisions.

Summary of Specific Changes

Listed below, in summary form, are the specific changes that will be made to the Existing Charter pursuant to Listing Charter Amendment Proposal C if Listing Charter Amendment Proposal C is approved by stockholders at the Annual Meeting and a Listing occurs. The below summary does not identify certain non-substantive changes to the Existing Charter or changes that are described as part of Listing Charter Amendment Proposal A through Listing Charter Amendment Proposal B or Listing Charter Amendment Proposal D through Listing Charter Amendment Proposal F. Please see the marked version of the Existing Charter attached as Exhibit A, which reflects all the proposed changes to the Existing Charter.

●	Revision to Section 5.1 of the Existing Charter to remove the NASAA Guidelines requirements that (i) all shares of capital stock be fully paid and nonassessable when issued and (ii) prohibit mandatory assessments beyond an investor’s subscription commitment.

●	Revision to Section 5.3 of the Existing Charter to remove the NASAA Guidelines requirement that certain matters relating to the issuance or classification of the Company’s stock be approved by the Independent Directors.

●	Deletion of Section 5.5 of the Existing Charter to remove the NASAA Guidelines provisions regarding the investment advisors’ responsibilities relating to distributions and regarding limitations on the Board’s ability to authorize distributions.

●	Deletion of Section 5.9 of the Existing Charter to remove the NASAA Guidelines provisions regarding limitations on the Company’s ability to make arrangements for deferred payments on account of the purchase price of the Company’s stock.

●	Deletion of Section 5.11 of the Existing Charter to remove the NASAA Guidelines provisions regarding the requirement that the Board cause the proceeds from the Company’s offerings to be temporarily placed into short-term, highly liquid investments.

●	Revision to Section 6.3 of the Existing Charter to remove the NASAA Guidelines requirement that stockholder approval be obtained for amendments to the Company’s bylaws or additions of new bylaws that adversely affect the rights of stockholders of the Company.

●	Revision to Sections 7.2 and 7.3(a) of the Existing Charter, and the deletion of Sections 7.3(b), 7.3(c) and 7.4 of the Existing Charter, to remove the NASAA Guidelines restrictions on (a) exculpation and indemnification of, and advancement of expenses to, directors and officers, and (b) the Company’s ability to incur the cost of certain insurance for the Company’s investment advisors.

●	Deletion of Article VIII of the Existing Charter to remove the NASAA Guidelines provisions regarding certain conflicts of interest and the supervision of, and payment of enumerated fees to, the Company’s investment advisors and related provisions.

●	Deletion of Article IX of the Existing Charter to remove the NASAA Guidelines provisions limiting the Company’s investment objectives.

●	Deletion of Article X of the Existing Charter to remove the NASAA Guidelines provisions restricting certain transactions between the Company and its investment advisors, any director and their respective affiliates.

●	Deletion of Article XI of the Existing Charter to remove the NASAA Guidelines provisions regarding certain stockholder rights.

●	Deletion of Article XII of the Existing Charter to remove the NASAA Guidelines provisions regarding limitations on roll-up transactions.

●	Deletion of definitions in Article I and Section 5.6 of the Existing Charter that will no longer be applicable as a result of the removal of certain provisions from the Existing Charter.

Vote Required

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal C. You may vote for or against or abstain on Listing Charter Amendment Proposal C. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against Listing Charter Amendment Proposal C. Proxies received will be voted “FOR” the approval of Listing Charter Amendment Proposal C unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” LISTING CHARTER AMENDMENT PROPOSAL C.

PROPOSAL 4(D): APPROVAL OF LISTING CHARTER AMENDMENT PROPOSAL D
REGARDING STOCKHOLDER ACCESS TO BOOKS AND RECORDS

Background

As discussed further above, in light of the Company’s potential Listing, the Company is proposing to amend and restate the Existing Charter to conform it more closely to the charters of other Listed BDCs. In addition to amending and restating the Existing Charter to reflect the changes described in Listing Charter Amendment Proposal A through Listing Charter Amendment Proposal C and Listing Charter Amendment Proposal E through Listing Charter Amendment Proposal F, the Company is proposing to further amend and restate the Existing Charter to include a new Section 5.9, which will permit the Board to limit a stockholder’s right to inspect the books and records of the Company in certain circumstances as described below.

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal D.

The New Charter includes a new provision that permits the Company to limit a stockholder’s right to inspect the books and records of the Company if the Board determines that such stockholder has an improper purpose for requesting such inspection. The Company believes that this change will conform the Existing Charter more closely to the charters of other Listed BDCs. The Company also believes that this change will increase the Company’s ability to protect the privacy of its stockholders. In addition, the Company believes that this change enhances its anti-takeover defenses by making it more difficult for a potential acquirer to contact stockholders for the purpose of trying to influence the Company’s management. Although the Company believes this change is in the best interest of the Company and its stockholders, this change may discourage others from trying to acquire control of the Company, which may reduce your ability to liquidate your investment in the Company or to receive a control premium for your Shares. This change may also make it more difficult for stockholders to communicate with each other to influence the Company’s management, which could result in policies, actions or Board composition that are not as favorable to stockholders as they otherwise would be.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the Existing Charter pursuant to Listing Charter Amendment Proposal D if Listing Charter Amendment Proposal D is approved by stockholders at the Annual Meeting and a Listing occurs. The below summary does not identify certain non-substantive changes to the Existing Charter or changes that are described as part of Listing Charter Amendment Proposal A through Listing Charter Amendment Proposal C or Listing Charter Amendment Proposal E through Listing Charter Amendment Proposal F. Please see the marked version of the Existing Charter attached as Exhibit A, which reflects all the proposed changes to the Existing Charter.

●	Addition of a new Section 5.9 that permits the Company to limit a stockholder’s right to inspect the books and records of the Company if the Board determines that such stockholder has an improper purpose for requesting such inspection.

Vote Required

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal D. You may vote for or against or abstain on Listing Charter Amendment Proposal D. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against Listing Charter Amendment Proposal D. Proxies received will be voted “FOR” the approval of Listing Charter Amendment Proposal D unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” LISTING CHARTER AMENDMENT PROPOSAL D.

PROPOSAL 4(E): APPROVAL OF LISTING CHARTER AMENDMENT PROPOSAL E
regarding STOCKHOLDER vote required to effect changes to certain charter provisions

Background

As discussed further above, in light of the Company’s potential Listing, the Company is proposing to amend and restate the Existing Charter to conform it more closely to the charters of other Listed BDCs. In addition to amending and restating the Existing Charter to reflect the changes described in Listing Charter Amendment Proposal A through Listing Charter Amendment Proposal D and Listing Charter Amendment Proposal F, the Company is proposing to further amend and restate the Existing Charter to conform Section 6.2 of the Existing Charter more closely to the charters of other Listed BDCs through the changes proposed pursuant to this Listing Charter Amendment Proposal E and Listing Charter Amendment Proposal F.

The affirmative vote by the holders of Shares entitled to cast two-thirds of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal E.

Section 6.2 of the Existing Charter provides that two-thirds of all the votes entitled to be cast on the matter are necessary to effect (a) any amendment that would make the Shares a “redeemable security” or convert the Company, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act) and (b) any amendment to Sections 4.3, 4.8, 6.1 or 6.2 (which relate to removal of directors, certain charter amendments and the vote required to approve certain extraordinary actions, respectively). The New Charter revises Section 6.2 of the Existing Charter to (a) increase the vote required to effect the changes described in Section 6.2 to 80% of all the votes entitled to be cast on the matter, with each class voting as a separate class (the change contemplated by this Listing Charter Amendment Proposal E), and (b) require the increased stockholder vote (i.e., 80% of all the votes entitled to be cast on the matter if Listing Charter Amendment Proposal E is approved) to effect a dissolution or liquidation of the Company (or any amendment to the charter to effect the same) and any amendment to Sections 4.1 and 4.2, which relate to the size of the Board and the term and classification of directors, respectively (the change contemplated by Listing Charter Amendment Proposal F).

Furthermore, the New Charter provides that if a proposal or amendment requiring the increased stockholder voting requirements of Section 6.2 is approved by two-thirds of the existing directors (together with such nominees approved by a majority of the existing directors or their successors), then such proposal or amendment need only be approved by holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

As more fully discussed above, the Board, considering a proposed Listing and the related increased hostile takeover risks, believes that the revisions to this provision are appropriate and will conform the Existing Charter more closely to charters of other Listed BDCs. Further, the proposed revisions to Section 6.2 of the Existing Charter, while protecting against hostile takeover actions, will allow the Company to take one of the specific actions described in Section 6.2 if two-thirds of the existing directors (together with directors nominated by the existing directors) believes such action is in the best interest of the Company and the stockholders holding a majority of Shares have voted in favor of such action.

Summary of Specific Change

Listed below, in summary form, are the specific changes that will be made to the Existing Charter pursuant to Listing Charter Amendment Proposal E if Listing Charter Amendment Proposal E is approved by stockholders at the Annual Meeting and a Listing occurs. The below summary does not identify certain non-substantive changes to the Existing Charter or changes that are described as part of Listing Charter Amendment Proposal A through Listing Charter Amendment Proposal D or Listing Charter Amendment Proposal F. Please see the marked version of the Existing Charter attached as Exhibit A, which reflects all the proposed changes to the Existing Charter.

●	Revisions to Section 6.2 of the Existing Charter to increase the vote required to effect the changes described in Section 6.2 to 80% of all the votes entitled to be cast on the matter; provided that, if any such change or action is first approved by two-thirds of the existing directors (together with directors nominated by the existing directors or their successors), then it will require approval only by a majority of all the votes entitled to be cast on the matter.

Vote Required

The affirmative vote by the holders of Shares entitled to cast two-thirds of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal E. You may vote for or against or abstain on Listing Charter Amendment Proposal E. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against Listing Charter Amendment Proposal E. Proxies received will be voted “FOR” the approval of Listing Charter Amendment Proposal E unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” LISTING CHARTER AMENDMENT PROPOSAL E.

PROPOSAL 4(F): APPROVAL OF LISTING CHARTER AMENDMENT PROPOSAL F
REGARDING THE STOCKHOLDER vote REQUIRED FOR dissolution or liquidation and
amendmentS to charter PROVISIONS relating to the board

Background

As discussed further above, in light of the Company’s potential Listing, the Company is proposing to amend and restate the Existing Charter to conform it more closely to the charters of other Listed BDCs. In addition to amending and restating the Existing Charter to reflect the changes described in Listing Charter Amendment Proposal A through Listing Charter Amendment Proposal E, the Company is proposing to further amend and restate the Existing Charter to increase the stockholder vote required to take certain actions.

The affirmative vote by the holders of Shares entitled to cast two-thirds of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal F.

Section 6.2 of the Existing Charter provides that two-thirds of all the votes entitled to be cast on the matter are necessary to effect (a) any amendment that would make the Shares a “redeemable security” or convert the Company, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act) and (b) any amendment to Sections 4.3, 4.8, 6.1 or 6.2 (which relate to removal of directors, certain charter amendments and the vote required to approve certain extraordinary actions, respectively). The New Charter revises Section 6.2 of the Existing Charter to (a) increase the vote required to effect the changes described in Section 6.2 to 80% of all the votes entitled to be cast on the matter, with each class voting as a separate class (the change contemplated by Listing Charter Amendment Proposal E), and (b) require the increased stockholder vote (i.e., 80% of all the votes entitled to be cast on the matter if Listing Charter Amendment Proposal E is approved) to effect a dissolution or liquidation of the Company (or any amendment to the charter to effect the same) and any amendment to Sections 4.1 and 4.2, which relate to the size of the Board and the term and classification of directors, respectively (the change contemplated by this Listing Charter Amendment Proposal F).

Furthermore, the New Charter provides that if a proposal or amendment requiring the increased stockholder voting requirements of Section 6.2 is approved by two-thirds of the existing directors (together with such nominees approved by a majority of the existing directors or their successors), then such proposal or amendment need only be approved by holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

As more fully discussed above, the Board, considering a proposed Listing and the related increased hostile takeover risks, believes that the revisions to this provision are appropriate and will conform the Existing Charter more closely to charters of other Listed BDCs. Further, the proposed revisions to Section 6.2 of the Existing Charter, while protecting against hostile takeover actions, will allow the Company to take one of the specific actions described in Section 6.2 if two-thirds of the existing directors (together with directors nominated by the existing directors) believes such action is in the best interest of the Company and the stockholders holding a majority of Shares have voted in favor of such action.

Summary of Specific Changes

Listed below, in summary form, are the specific changes that will be made to the Existing Charter pursuant to Listing Charter Amendment Proposal E if Listing Charter Amendment Proposal E is approved by stockholders at the Annual Meeting and a Listing occurs. The below summary does not identify certain non-substantive changes to the Existing Charter or changes that are described as part of Listing Charter Amendment Proposal A through Listing Charter Amendment Proposal E. Please see the marked version of the Existing Charter attached as Exhibit A, which reflects all the proposed changes to the Existing Charter.

●	Revisions to Section 6.2 of the Existing Charter to require the increased stockholder vote threshold (i.e., two-thirds (or 80% if Listing Charter Amendment Proposal E is adopted) of all the votes entitled to be cast on the matter) to effect a dissolution or liquidation of the Company (or any amendment to the charter to effect the same) and any amendment to Sections 4.1 and 4.2, which relate to the size of the Board and the term and classification of directors, respectively; provided that, if any such change or action is first approved by two-thirds of the existing directors (together with directors nominated by the existing directors or their successors), then it will require approval only by a majority of all the votes entitled to be cast on the matter.

●	Deletion of Section 13.2 of the Existing Charter to remove the NASAA Guidelines provision that permits the Company to be dissolved at any time, without the concurrence by the Board, upon the affirmative vote of the holders of more than 50% of the outstanding shares of capital stock of the Company.

Vote Required

The affirmative vote by the holders of Shares entitled to cast two-thirds of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal F. You may vote for or against or abstain on Listing Charter Amendment Proposal F. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against Listing Charter Amendment Proposal F. Proxies received will be voted “FOR” the approval of Listing Charter Amendment Proposal F unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” LISTING CHARTER AMENDMENT PROPOSAL F.

PROPOSAL 5: APPROVAL TO OFFER AND SELL SHARES AT A PRICE BELOW NAV

Background

The 1940 Act generally prohibits the Company, as a BDC, from offering and selling Shares at a price per Share, after deducting selling commissions and dealer manager fees, below the then-current NAV per Share unless the policy and practice of doing so is approved by the Company’s stockholders within one year immediately prior to any such sales. During the Company’s prior continuous public offering, to the extent that its NAV increased, the Board increased the offering price such that the Company sold Shares at a price necessary to ensure that Shares were not sold at a price per Share, after deduction of selling commissions and dealer manager fees, that was below its NAV per Share. However, upon a Listing, Shares may trade at a market price that is less than the NAV attributable to those Shares.

The Company is seeking stockholder approval now to sell its Shares below NAV per Share to provide flexibility for future sales of Shares, which may be undertaken quickly in response to market conditions. The Company believes that it is important to maintain consistent access to capital through the public and private equity markets to enable the Company to raise capital for the Company’s operations, including to repay outstanding indebtedness of the Company, to continue to build the Company’s investment portfolio or for other general corporate purposes, as and when the Board believes it is in the best interest of the Company and its stockholders. The final terms of any such sales will be determined by the Board at the time of sale. Also, because the Company does not have any immediate plans to sell any Shares at a price below NAV per Share, it is impracticable to describe the transaction or transactions in which such Shares would be sold. Instead, any transaction where the Company would sell Shares, including the nature and amount of consideration that would be received by the Company at the time of sale and the use of any such consideration, will be reviewed and approved by the Board at the time of sale. If the Share Issuance Proposal is approved, the Company will not solicit further authorization from its stockholders prior to any such sale, and the authorization would be effective for Shares sold during a period beginning on the date of stockholder approval and expiring one year from such approval. This proxy statement is not an offer to sell securities of the Company. Securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from SEC registration requirements.

It should be noted that the maximum number of Shares salable at a price below NAV per Share pursuant to this authority that could result in such dilution is limited to 25% of the Company’s then outstanding common stock immediately prior to each such sale. Furthermore, pursuant to this authority, there would be no limit on the discount to NAV at which Shares could be sold. See below for a discussion and an example of the dilutive effect of the sale of Shares at a price below NAV per Share.

The Board, including a majority of the Independent Directors and a majority of directors who have no financial interest in the Share Issuance Proposal, has approved this proposal as in the best interest of the Company and its stockholders and recommends that the stockholders approve the Share Issuance Proposal.

Approval of the Share Issuance Proposal requires the affirmative vote of the holders of (1) a majority of the outstanding voting securities entitled to vote at the Annual Meeting and (2) a majority of the outstanding Shares entitled to vote at the Annual Meeting that are not held by affiliated persons of the Company. The 1940 Act defines “a majority of outstanding voting securities” of the Company as (a) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Company, whichever is less.

Even if approved by the Company’s stockholders, the Share Issuance Proposal will not be implemented unless and until a Listing occurs.

1940 Act Conditions for Sales at a Price below NAV per Share

The Company’s ability to issue Shares at a price below NAV per Share is governed by the 1940 Act. Specifically, Section 63(2) of the 1940 Act provides that the Company may offer and sell Shares at prices below the then-current NAV per Share with stockholder approval so long as:

●	any such sales are approved by (1) a majority of the Independent Directors and (2) a majority of the Company’s directors who have no financial interest in the proposal as being in the best interest of the Company and its stockholders; and

●	such a required majority of directors, in consultation with the underwriter of the offering, if it is underwritten, has determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of any firm commitment to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value for those securities, less any underwriting commission or discount.

Without the approval of stockholders to offer and sell Shares at prices below NAV per Share, the Company would be prohibited from selling such Shares to raise capital when the market price for Shares is below NAV per Share.

Board Approval

The Board is recommending that stockholders vote in favor of the Share Issuance Proposal to offer and sell Shares at a price that may be less than NAV per Share. The Board has concluded that the Share Issuance Proposal is in the best interest of the Company and its stockholders. In doing so, the Board, including the Independent Directors, considered and evaluated various factors, including the following, as discussed more fully below:

●	possible long-term benefits to the Company’s stockholders; and

●	possible dilution to the Company’s NAV.

In determining whether or not to offer and sell the Shares at a price per Share below NAV per Share, the Board has a duty to act in the best interest of the Company and its stockholders and must comply with the other requirements of Section 63(2) of the 1940 Act and Maryland law. If stockholders of the Company do not approve the Share Issuance Proposal, the Board will consider and evaluate its options to determine what alternatives are in the best interest of the Company and its stockholders.

Reasons to Offer Common Stock at a Price Below NAV per Share

As a BDC and a regulated investment company, which we refer to as a “RIC,” for tax purposes, the Company is dependent on its ability to raise capital through the sale of Shares. RICs generally must distribute substantially all of their earnings from dividends, interest and short-term gains to stockholders as dividends to achieve pass-through tax treatment, which prevents the Company from using those earnings to support new investments. Further, for the same reason, BDCs, to borrow money or issue preferred stock, must maintain a debt to equity ratio of not more than 1:1, which requires the Company to finance its investments with at least as much common equity as debt and preferred stock in the aggregate. Therefore, the Company endeavors to maintain consistent access to capital through the public and private equity markets to enable the Company to raise capital for the Company’s operations, including to repay outstanding indebtedness of the Company, to continue to build the Company’s investment portfolio or for other general corporate purposes, as and when the Board believes it is in the best interest of the Company and its stockholders. The Company believes that market conditions may from time to time provide attractive opportunities to deploy capital. The Company’s ability to take advantage of these opportunities is dependent upon its access to capital.

Shares of BDCs may trade at a market price that is less than the NAV attributable to those Shares or at times Shares may trade in excess of NAV. The possibility that Shares will trade at a discount from NAV or at premiums that are unsustainable over the long term is a risk separate and distinct from the risk that the Company’s NAV will decrease. It is not possible to predict whether the Shares that may be offered pursuant to this proposal, if approved, will trade at, above, or below NAV per Share.

The Board believes that having the flexibility to issue Shares at a price below NAV per Share in certain instances is in the best interest of the Company and its stockholders. This would provide added financial flexibility to comply with BDC and credit facility requirements the Company and its subsidiaries may face from time to time, including the 1:1 debt to equity ratio, and would provide access to capital markets to repay any outstanding indebtedness and/or pursue attractive investment opportunities or for other corporate purposes. It could also minimize the likelihood that the Company would be required to sell assets that the Company would not otherwise sell, which sales could occur at times that are disadvantageous to the Company.

While the Company has no immediate plans to sell its Shares at a price below NAV per Share, it is seeking stockholder approval now to maintain access to the markets if the Company determines it should sell Shares at a price below NAV per Share, which typically must be undertaken quickly. The final terms of any such sale will be determined by the Board at the time of issuance and the Shares will not include preemptive rights. Also, because the Company has no immediate plans to issue any Shares, it is impracticable to describe the transaction or transactions in which such Shares would be issued. Instead, any transaction where the Company issues such Shares, including the nature and amount of consideration that would be received by the Company at the time of issuance and the use of any such consideration, will be reviewed and approved by the Board at the time of issuance. If the Share Issuance Proposal is approved, no further authorization from the stockholders will be solicited prior to any such issuance in accordance with the terms of this proposal. If approved, the authorization would be effective for securities issued during a period beginning on the date of such stockholder approval and expiring one year from such approval.

Conditions to the Sale of the Company’s Common Stock below NAV

If stockholders approve this proposal, the Company will sell Shares at a price below NAV per Share, exclusive of sales compensation, only if the following conditions are met:

●	a majority of the Independent Directors who have no financial interest in the sale have approved the sale;

●	a majority of such Independent Directors, who, in consultation with the underwriter or underwriters of the offering, if any, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities, or immediately prior to the sale of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and

●	the cumulative number of Shares sold pursuant to such authority does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale.

Dilution

Before voting on the Share Issuance Proposal, stockholders should consider the potentially dilutive effect on the NAV of the issuance of Shares at a price less than NAV per Share. Any sale of Shares by the Company at a price below NAV per Share would result in an immediate dilution to existing stockholders on a per Share basis. This dilution would include reduction in the NAV as a result of the issuance of Shares at a price below NAV per Share and a proportionately greater decrease in a stockholder’s per Share interest in the earnings and assets of the Company and per Share voting interest in the Company. The Board has considered the potential dilutive effect of the issuance of Shares at a price below NAV per Share and will consider again such dilutive effect when considering whether to authorize any specific issuance of Shares below NAV per Share.

The 1940 Act establishes a connection between market price and NAV because, when stock is sold at a market price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Stockholders of the Company should also consider that they will have no subscription, preferential or preemptive rights to additional Shares proposed to be authorized for issuance, and thus any future issuance of common stock at a price below NAV per Share would dilute a stockholder’s holdings of Shares as a percentage of Shares outstanding to the extent the stockholder does not purchase sufficient Shares in the offering or otherwise to maintain the stockholder’s percentage interest. Further, if the stockholder does not purchase, or is unable to purchase, any Shares to maintain the stockholder’s percentage interest, regardless of whether such offering is at a price above or below the then-current NAV per Share, the stockholder’s voting power will be diluted.

The precise extent of any such dilution to the Company’s common stock cannot be estimated before the terms of an offering are determined. As a general proposition, however, the amount of potential dilution will increase as the size of the offering increases. Another factor that will influence the amount of dilution in an offering is the amount of net proceeds that the Company receives from such offering. The Board would expect that the net proceeds to the Company will be equal to the price that investors pay per Share, less the amount of any underwriting discounts and commissions.

The following examples indicate how an offering would immediately affect the NAV per Share of the Company’s common stock based on the assumptions set forth below. They do not include any effects or influence on market Share price due to changes in investment performance over time, distribution policy, increased trading volume or other qualitative aspects of the Shares.

Examples of Dilutive Effect of the Issuance of Shares at a Price Below NAV per Share

Impact on Existing Stockholders who do not Participate in the Offering

Existing stockholders of the Company who do not participate, or who are not given the opportunity to participate, in an offering of Shares at a price below NAV per Share by the Company or who do not buy additional Shares in the secondary market at the same or lower price obtained by the Company in the offering (after expenses and any underwriting discounts and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease in the NAV per Share of the Shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in the Company’s earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their Shares, which often reflects, to some degree, announced or potential increases and decreases in NAV per Share. Their decrease could be more pronounced as the size of the offering and level of discounts increase.

The following examples illustrate the level of NAV dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of Shares of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Entity ABC has 1,000,000 shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and any underwriting discounts and commissions (a 5% discount from NAV per share); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and any underwriting discounts and commissions (a 10% discount from NAV per share); (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and any underwriting discounts and commissions (a 20% discount from NAV per share); and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and any underwriting discounts and commissions (a 100% discount from NAV per share).

		Example 1 5% offering at 5% Discount		Example 2 10% offering at 10% Discount		Example 3 20% offering at 20% Discount		Example 4 25% offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.05	—	$9.52	—	$8.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.001	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%	$8.00	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000
Percentage Held by Stockholder A	1.00	0.95%	(5.00)%	0.91%	(9.00)%	0.83%	(17.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.30)%	$80,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(3,300)	—	$(20,000)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(2.00)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(3.30)%	—	(20.00)%

Impact on Existing Stockholders who Participate in the Offering

An existing stockholder of the Company who participates in an offering of Shares by the Company at a price below NAV per Share or who buys additional Shares in the secondary market at the same or lower price as obtained by the Company in the offering (after expenses and any underwriting discounts and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in the Shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of Shares such stockholders purchase increases. Existing stockholders of the Company who buy more than such percentage will experience NAV dilution, but will, in contrast to existing stockholders of that Company who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per Share over their investment per Share and will also experience a disproportionately greater increase in their participation in the Company’s earnings and assets and their voting power than the Company’s increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the number of Shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that the Company may make additional discounted offerings in which such stockholder does not participate, in which case such stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their Shares, which often reflects to some degree announced or potential increases and decreases in NAV per Share. Their decrease could be more pronounced as the size of the Company’s offering and level of discount to NAV increases.

The following examples assume that Entity ABC has 1,000,000 shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive and accretive effect in the hypothetical 20% discount offering from the prior chart for stockholder A that acquires shares equal to (1) 50% of their proportionate share of the offering (i.e., 1,000 shares, which is 0.50% of the offering of 200,000 shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,000 shares, which is 1.50% of the offering of 200,000 shares rather than their 1.00% proportionate share).

The Company’s prospectus pursuant to which any discounted offering by the Company is made will include a chart based on the actual number of Shares in such offering and the actual discount from the most recently determined NAV per share.

		50% Participation	150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$8.47		$8.47
Net proceeds per share to issuer	—	$8.00		$8.00
Increases in Shares and Decrease to NAV
Total shares outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.0%
NAV per share	$10.00	$9.67	(3.30)%	$9.67	(3.30)%
(Dilution)/Accretion to Participating Stockholder A
Shares held by stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage held by stockholder A	1.0%	0.92%	(8.00)%	1.08%	8.00%
Total Asset Values
Total NAV held by stockholder A	$100,000	$106,370	6.37%	$125,710	25.71%
Total investment by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$100,000	$108,470	8.47%	$125,410	25.41%
Total (dilution)/accretion to stockholder A (total NAV less total investment)	—	(2,100)	—	$300	—
Per Share Amounts
NAV per share held by stockholder A	—	$9.67	—	$9.67	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$9.86	(1.40)%	$9.65	(3.50)%
(Dilution)/accretion per share held by stockholder A (NAV per share less investment per share)	—	$(0.19)	—	$0.02	—
Percentage (dilution)/accretion to stockholder A (dilution/accretion per share divided by investment per share)	—	—	(1.93)%	—	0.21%

Impact on New Investors

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder in the Company in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per Share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

Investors who are not currently stockholders of the Company, but who participate in an offering by the Company below NAV and whose investment per Share is greater than the resulting NAV per Share due to expenses and any underwriting discounts and commissions paid by the Company will experience an immediate decrease, albeit small, in the NAV of their Shares and their NAV per Share compared to the price they pay for their Shares. Investors who are not currently stockholders of the Company and who participate in an offering by the Company below NAV per Share and whose investment per Share is also less than the resulting NAV per Share due to expenses and any underwriting discounts and commissions paid by the Company being significantly less than the discount per Share, will experience an immediate increase in the NAV of their Shares and their NAV per Share compared to the price they pay for their Shares. All these investors will experience a disproportionately greater participation in the Company’s earnings and assets and their voting power than the Company’s increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that the Company may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings by the Company. These investors may also experience a decline in the market price of their Shares, which often reflects to some degree announced or potential increases and decreases in NAV per Share. Their decrease could be more pronounced as the size of the offering and level of discounts increases.

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder who purchases the same percentage (1.00%) of the shares in the three different hypothetical offerings of common stock of different sizes and levels of discount from NAV per share. The examples assume that Entity ABC has 1,000,000 shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive and accretive effects on stockholder A at (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and any underwriting discounts and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and any underwriting discounts and commissions (a 10% discount from NAV); and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and any underwriting discounts and commissions (a 20% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.05	—	$9.52	—	$8.47	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total shares outstanding	—	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per share	—	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution to Stockholder A
Shares held by stockholder A	—	500	—	1,000	—	2,000	—
Percentage held by stockholder A	—	—%	—	—%	—	—%	—
Total Asset Values
Total NAV held by stockholder A	—	$4,990	—	$9,910	—	$19,340	—
Total investment by stockholder A	—	$5,025	—	$9,952	—	$16,940	—
Total dilution to stockholder A (total NAV less total investment)	—	$(35)	—	$390	—	$2,400	—
Per Share Amounts
NAV per share held by stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per share held by stockholder A	—	$10.05	—	$9.52	—	$8.47	—
Dilution per share held by stockholder A (NAV per share less investment per share)	—	$(0.07)	—	$0.39	—	$1.20	—
Percentage dilution to stockholder A (dilution per share divided by investment per share)	—	—	—	(0.70)%	4.10%	—	14.17%

The discount to NAV is a result of market perception that moves the share price and thus NAV is only one determinant of market value.

The Company expects the market price of Shares will incorporate a discount or premium factor based on the market assessment of future earnings and the likelihood of those earnings supporting growth in its dividend yield.

Notwithstanding the dilutive effect of any equity financing on the Company’s NAV, the Board has considered the Company’s potential need to obtain additional capital for the repayment of indebtedness, investment or other corporate purposes discussed in this proxy statement. With more capital to utilize, the Board believes that the Company would be able to pay down its outstanding indebtedness or make investments with more significant earnings and growth potential. The Board further believes that over time the value of the incremental assets available for investment or other uses, taken together with the other factors previously discussed, may be reflected positively in the market price of the Shares and that such increases may exceed the initial dilutive effects that the Company is likely to experience in its NAV due to offerings of Shares in accordance with this proposal. In the Company’s view, the secondary market price of its Shares is an important gauge of the true economic impact on stockholders of any equity offering.

Other Considerations

In reaching its recommendation to stockholders to approve the Share Issuance Proposal, the Board considered a possible source of conflict of interest due to the fact that the proceeds from the issuance of additional Shares may increase the management fees that the Company pays to its investment advisors as such fees are partially based on the amount of the Company’s gross assets. The Board, including a majority of the Independent Directors, concluded that the benefits to the Company’s stockholders from increasing the Company’s capital base outweighed any detriment from increased management fees, especially considering that the management fees would increase regardless of whether the Company offers Shares at a price below NAV per Share or above NAV per Share. The Board also considered the effect of the following factors:

●	the costs and benefits of a common stock offering below NAV per Share compared to other possible means for raising capital or concluding not to raise capital;

●	the size of a common stock offering in relation to the number of Shares outstanding;

●	the general conditions of the securities markets; and

●	any impact on operating expenses associated with an increase in capital.

Potential Investors

The Company has not solicited any potential buyers of the Shares that it may elect to issue in any future offering to comply with the federal securities laws. No Shares are earmarked for management or other affiliated persons of the Company. However, members of the Company’s management and other affiliated persons may participate in an offering of Shares by the Company on the same terms as others.

Vote Required

Approval of the Share Issuance Proposal requires the affirmative vote of the holders of (1) a majority of the outstanding voting securities entitled to vote at the Annual Meeting and (2) a majority of the outstanding Shares entitled to vote at the Annual Meeting that are not held by affiliated persons of the Company. The 1940 Act defines “a majority of outstanding voting securities” of the Company as (a) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Company, whichever is less. You may vote for or against or abstain on the Share Issuance Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Share Issuance Proposal.

If stockholders approve the Share Issuance Proposal, during a one-year period commencing on the date of such approval, the Company will be permitted, but not required or otherwise obligated, to offer and sell newly issued Shares at a price below NAV per Share at the time sold.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE SHARE ISSUANCE PROPOSAL.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table presents certain information as of the Record Date, with respect to the beneficial ownership of the Shares by (1) each existing director, (2) each existing executive officer and (3) all of the Company’s existing directors and existing executive officers as a group. The following table also presents certain information as of the Record Date with respect to the beneficial ownership of the Shares by each individual who will become an executive officer of the Company if the Company and KKR enter into the New Advisory Agreement. Based upon information furnished by the Company’s transfer agent and other information available to the Company, there are no persons known to the Company to beneficially own 5% or more of the issued and outstanding Shares. As of the Record Date, there were [•] issued and outstanding Shares.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act,” and includes voting or investment power with respect to the Shares. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of the Record Date.

Unless otherwise indicated, to the Company’s knowledge, all persons named in the table below have sole voting power and sole investment power with respect to the Shares indicated as beneficially owned. In addition, unless otherwise indicated, the address for each person named below is c/o Corporate Capital Trust, Inc., CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage

Interested Directors:
Thomas K. Sittema(1)	13,627	*
Todd C. Builione	—	*
Independent Directors:
Frederick Arnold	—	*
James H. Kropp	12,377	*
Laurie Hodrick	—	*
Current Executive Officers:
Thomas K. Sittema(1)(2)	13,627	*
Chirag J. Bhavsar(2)	—	*
Kirk A. Montgomery(2)	—	*
Incoming Executive Officers:
Todd C. Builione(2)	—	*
Daniel Pietrzak(2)	—	*
Ryan L.G. Wilson(2)	—	*
Thomas N. Murphy(2)	—	*
Philip Davidson(2)	—	*
Existing Directors and Executive Officers as a group (7 persons)	26,004	*

*	Less than one percent.

(1)	If a Listing occurs, Mr. Sittema will resign from the Board on or prior to the date of such Listing.

(2)	If the Company and KKR enter into the New Advisory Agreement, certain executive officers affiliated with CNL, including Mr. Sittema (Chief Executive Officer), Mr. Bhavsar (Chief Financial Officer and Chief Operating Officer) and Mr. Montgomery (General Counsel, Chief Compliance Officer and Secretary) will no longer be in their positions and will be replaced with Mr. Builione (Chief Executive Officer), Mr. Pietrzak (Chief Investment Officer), Mr. Wilson (Chief Operating Officer), Mr. Murphy (Chief Financial Officer) and Mr. Davidson (General Counsel and Secretary), each of whom is affiliated with KKR. In addition, KKR and CNL have agreed to recommend that the Board establish a special advisory committee composed of individuals designated by KKR, including at least one CNL-affiliated representative, to provide the Board with the ability to consult with certain designated personnel affiliated with KKR and CNL from time to time.

SUBMISSION OF STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials

Proposals that a stockholder intends to present at the Company’s 2018 annual meeting of stockholders, which we refer to as the “2018 Annual Meeting,” and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2018 Annual Meeting must be received no later than 5:00 p.m., Eastern Time, on [•]. All proposals must comply with SEC Rule 14a-8 under the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company’s Secretary by mail at the address provided below. As the rules of the SEC make clear, simply submitting a timely proposal does not guarantee that the proposal will be included in the Company’s proxy statement and form of proxy for the 2018 Annual Meeting.

Requirements for Other Stockholder Proposals to Be Brought Before the 2018 Annual Meeting of Stockholders and Director Nominations

Pursuant to the provisions of the Company’s Second Amended and Restated Bylaws, which we refer to as the “Bylaws,” notice of any proposal that a stockholder intends to present at the 2018 Annual Meeting, but does not intend to have included in the Company’s proxy statement and form of proxy for the 2018 Annual Meeting, as well as any director nominations, must be delivered to the Company’s Secretary by mail at the address provided below and must be received by the Company’s Secretary at the address provided below not less than 90 days nor more than 120 days prior to the first anniversary of the date of the mailing of the Notice of Annual Meeting for the 2017 Annual Meeting of Stockholders. Accordingly, any notice given by a stockholder must be received no earlier than 5:00 p.m., Eastern Time, on [•], and not later than the close of business on [•]. To be in proper form, the notice must be submitted by a stockholder of record and must include the information required by the current Bylaws with respect to each director nomination or proposal that the stockholder intends to present at the 2018 Annual Meeting. If you are a beneficial owner of Shares held by a broker or other custodian, you should contact the broker or other custodian that holds your Shares for information about how to register your Shares directly in your name as a stockholder of record.

Notices of intention to present proposals at the 2018 Annual Meeting and/or director nominations must be addressed to Corporate Capital Trust, Inc., CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801, Attention: Kirk A. Montgomery, Secretary. If and after a Listing occurs, notices of intention to present proposals at the 2018 Annual Meeting and/or director nominations must be addressed to Corporate Capital Trust, Inc., 555 California Street, 50th Floor, San Francisco, California 94104, Attention: Philip Davidson, Secretary. The Company will not consider any proposal or nomination that is not timely. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with or otherwise does not meet the Bylaws or SEC requirements for submitting a proposal or nomination, or other applicable requirements. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about the Bylaws and SEC requirements.

OTHER BUSINESS

The Board is not aware of any other matters that will be presented for action at the Annual Meeting other than those set forth herein. Should any other matters requiring a vote of stockholders arise, proxies will be voted in the discretion of the persons named in the proxy card.

INVESTMENT ADVISOR AND ADMINISTRATOR, INVESTMENT SUB-ADVISOR
AND SUB-ADMINISTRATOR

Set forth below are the names and addresses of the Company’s investment advisor and administrator, investment sub-advisor and sub-administrator as of the date of this proxy statement:

INVESTMENT ADVISOR AND ADMINISTRATOR	INVESTMENT SUB-ADVISOR	SUB-ADMINISTRATOR
CNL Fund Advisors Company CNL Center at City Commons, Tower I 450 South Orange Avenue Orlando, Florida 32801	KKR Credit Advisors (US) LLC 555 California Street, 50th Floor San Francisco, California 94104	State Street Bank and Trust Company One Lincoln Street Boston, MA 02111

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows the Company to “incorporate by reference” information into this proxy statement, which means that the Company can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference into this proxy statement is considered part of this proxy statement. This proxy statement incorporates by reference to Amendment No. 1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC on April 6, 2017. This document contains important information about the Company that is not expressly included in this proxy statement. Stockholders may obtain a free copy of this proxy statement as well as the filing incorporated by reference herein, without charge, at the SEC’s website (www.sec.gov). Copies of this proxy statement as well as the filing incorporated by reference herein may also be obtained, without charge, by directing a request to the Company at CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801, Attention: Kirk A. Montgomery, Secretary or calling us at (866) 650-0650.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A

ARTICLES OF AMENDMENT AND RESTATEMENT OF
CORPORATE CAPITAL TRUST, INC.

FIRST: Corporate Capital Trust, Inc., a Maryland corporation, desires to amend and restate its articles of incorporation as currently in effect.

SECOND: The provisions of the articles of incorporation of the Company (as defined below), dated ~~June 9, 2010,~~May 8, 2011, which are now in effect and as amended and restated hereby, in accordance with the Maryland General Company Law, are as follows:

~~SECOND~~THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
CORPORATE CAPITAL TRUST, INC.

* * * * * * * * * *

ARTICLE I
NAME; DEFINITIONS

Section 1.1.     Name. The name of the corporation (the “Company”) is Corporate Capital Trust, Inc.

So far as may be practicable, the business of the Company shall be conducted and transacted under that name, which name (and the word “Company” whenever used in these Articles of Amendment and Restatement of Corporate Capital Trust, Inc. (~~the~~these “Articles of Incorporation”), except where the context otherwise requires) shall refer to the Board of Directors collectively but not individually or personally and shall not refer to the Shareholders or to any officers, employees or agents of the Company or of such Directors.

Under circumstances in which the Directors determine that the use of the name “Corporate Capital Trust, Inc.” is not practicable, they may use any other designation or name for the Company, subject to applicable law.

Section 1.2.     Definitions. As used in these Articles of Incorporation, the following terms shall have the following meanings unless the context otherwise requires:

~~“Acquisition Expenses” means expenses, including but not limited to legal fees and expenses, travel and communication expenses, costs regarding determination of creditworthiness and due diligence on prospective portfolio holding companies, non-refundable option payments on assets not acquired, accounting fees and expenses, and miscellaneous expenses relating to the purchase or acquisition of assets, whether or not acquired.~~

~~“Acquisition Fees” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Adviser) in connection with the initial purchase or acquisition of assets by the Company. Included in the computation of such fees or commissions shall be any commission, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.~~

~~“Administrator” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to an Administrative Services Agreement to provide the administrative services necessary for the operation of the Company, including any Person to whom the Administrator subcontracts any and all such services and including any successor to an Administrator who enters into an administrative services agreement with the Company or who subcontracts with a successor Administrator.~~

~~“Adviser” or “Advisers” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to an Advisory Agreement to provide investment advisory services to the Company and who is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, including any Person to whom the Adviser subcontracts any and all such services pursuant to a sub-advisory agreement and including any successor to an Adviser who enters into an Advisory Agreement with the Company or who subcontracts with a successor Adviser.~~

~~“Advisory Agreement” means that certain investment advisory agreement between the Company and the Adviser named therein pursuant to which the Adviser will act as the adviser to the Company and provide investment advisory, investment management and other specified services to the Company, including any sub-advisory agreement.~~

~~“Affiliate” or “Affiliated” means, with respect to any specified Person:~~

~~(a)       any other Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such specified Person;~~

~~(b)       any other Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such specified Person;~~

~~(c)       any other Person directly or indirectly controlling, controlled by or under common control with such specified Person;~~

~~(d)       any officer, director, trustee, partner, copartner or employee of such specified Person; and~~

~~(e)       if such specified person is an investment company, any investment adviser thereof or any member of an advisory board thereof.~~

~~“assessment” means, additional amount of capital that may be mandatorily required of, or paid voluntarily by, a Shareholder beyond his or her subscription commitment excluding deferred payments.~~

“Bylaws” means the bylaws of the Company, as the same are in effect and may be amended from time to time.

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~~“capital contribution” means the total investment, including the original investment and amounts reinvested pursuant to distribution reinvestment plan in a program by a participant, or by all participants, as the case may be. Unless otherwise specified, capital contributions shall be deemed to include principal amounts to be received on account of deferred payments.~~

~~“cash available for distribution” means Cash Flow plus cash funds available for distribution from Company reserves less amounts set aside for restoration or creation of reserves.~~

~~“Cash Flow” means Company cash funds provided from operations, without deduction for depreciation, but after deducting cash funds used to pay all other expenses, debt payments, capital improvements and replacements. Cash withdrawn from reserves is not Cash Flow.~~

~~“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.~~

“Common Stock” means the common stock, par value $0.001 per share, of the Company that may be issued from time to time in accordance with the terms of these Articles of Incorporation and applicable law, as described in Article V hereof, including any class or series of Common Stock.

“Continuing Directors” means (a) the directors identified in Section 4.1, (b) the directors whose nomination for election by the Shareholders or whose election by the Board of Directors to fill vacancies on the Board of Directors is approved by a majority of the directors identified in Section 4.1, who are on the Board of Directors at the time of the nomination or election, as applicable, or (c) any successor directors whose nomination for election by the Shareholders or whose election by the Board of Directors to fill vacancies is approved by a majority of the Continuing Directors or successor Continuing Directors, who are on the Board of Directors at the time of the nomination or election, as applicable.

“Controlling Person” means, as to any specified Person, any other Person, whatever such other Person’s title, who perform functions for such specified Person, as applicable, similar to those of: (a) a chairman or member of a board of directors of such specified Person; (b) an executive officer of such specified Person; or (c) those holding ~~ten percent (~~10%~~)~~ or more equity voting securities or interests in such specified Person, or having the power to direct or cause the direction of the such specified Person, whether through the ownership of voting securities, by contract, or otherwise.

“Directors,” “Board of Directors” or “Board” means, collectively, the individuals named in Section 4.1 of these Articles of Incorporation so long as they continue in office and all other individuals who have been duly elected and qualify as Directors of the Company hereunder.

~~“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.~~

~~“Front End Fees” means fees and expenses paid by any party for any services rendered to organize the Company and to acquire assets for the Company, including Organization and Offering Expenses, Acquisition Fees, Acquisition Expenses, and any other similar fees, however designated by the Board.~~

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~~“GAAP” means generally accepted accounting principles as in effect in the United States of America from time to time or such other accounting basis mandated by the SEC.~~

“Independent Director” means a Director who is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act.

~~“Independent Expert” means a Person with no material current or prior business or personal relationship with the Company or the Adviser, who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Company, and who is qualified to perform such work.~~

~~“Investment in program assets” means the amount of capital contributions actually paid or allocated to the purchase or development of assets acquired by the program (including working capital reserves allocable thereto, except that working capital reserves in excess of three percent shall not be included) and other cash payments such as interest and taxes, but excluding front-end fees.~~

~~“Liquidity Event” means a Listing or any merger, reorganization, business combination, share exchange, acquisition by any Person or related group of Persons of beneficial ownership of all or substantially all of the shares of capital stock in the Company in one or more related transactions, or similar transaction involving the Company pursuant to which the Shareholders receive for their shares of capital stock, as full or partial consideration, cash, Listed or non-Listed equity Securities or combination thereof: (a) a Listing; (b) a sale or merger in a transaction that provides Shareholders with cash and/or securities of a publicly traded company; or (c) a sale of all or substantially all of the assets of the Company for cash or other consideration.~~

~~“Listing” means the listing of the shares of Common Stock (or any successor thereof) on a national securities exchange or national securities association registered with the SEC or the receipt by the Shareholders of Securities that are approved for trading on a national securities exchange or national securities association registered with the SEC in exchange for Common Stock. The term “Listed” shall have the correlative meaning. With regard to the Common Stock, upon commencement of trading of the Common Stock on a national securities exchange or national securities association registered with the SEC, the Common Stock shall be deemed Listed.~~

“MGCL” means Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland as amended from time to time, or any successor statute thereto.

~~“Net Asset Value” has the meaning ascribed to it in Section 5.6 hereof.~~

~~“Net Worth” means the excess of total assets over total liabilities as determined by GAAP.~~

“1940 Act” means the Investment Company Act of 1940, as amended from time to time, and the rules and regulations promulgated thereunder.

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~~“Organization and Offering Expenses” means any and all costs and expenses incurred by and to be paid from the assets of the Company in connection with and in preparing for the formation, qualification and registration of the Company, and the marketing and distribution of shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow agents or holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.~~

“Person” means an individual, corporation, partnership, estate, trust joint venture, limited liability company or other entity or association.

~~“Roll-Up Entity” means a partnership, trust, corporation, or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~“Roll-Up Transaction” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity to the Shareholders. Such term does not include:~~

~~(a)          a transaction involving Securities of the Company that have been Listed for at least twelve (12) months; or~~

~~(b)          a transaction involving the conversion to another corporate form or to a trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i)       Shareholders’ voting rights;~~

~~(ii)       the term of existence of the Company;~~

~~(iii)       Adviser compensation; or~~

~~(iv)       the Company’s investment objectives.~~

~~“SEC” means the U.S. Securities and Exchange Commission.~~

~~“Securities” means Common Stock, any other capital stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing if and only if any such item is treated as a “security” under the Exchange Act, or applicable state securities laws.~~

“Shareholders” means the registered holders of the shares of the Company’s capital stock.

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~~“Shares” means the unit of ownership interest in the Company.~~

~~“specified asset program” means a program where, at the time a securities registration is ordered effective, at least 75% of the net proceeds from the sale of program interests are allocable to the purchase, construction, renovation, or improvement of individually identified assets or assets that provide a reasonably objective basis in conformity with the Guidelines of the American Institute of Certified Public Accountants to allow the issuance of prospective financial statements. Reserves shall not be included in the 75%.~~

~~“Sponsor” means any person directly or indirectly instrumental in organizing, wholly or in part, a program or any person who will control, manage or participate in the management of a program, and any affiliate of such person. Not included is any person whose only relation with the program is that of an independent manager of a portion of program assets, and whose only compensation is as such. “Sponsor” does not include wholly independent third parties such as attorneys, accountants, and underwriters whose only compensation is for professional services rendered in connection with the offering of program interests. A person may also be deemed a Sponsor of the program by:~~

~~(a)       taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the program, either alone or in conjunction with one or more other persons;~~

~~(b)       receiving a material participation in the program in connection with the founding or organizing of the business of the program, in consideration of services or property, or both services and property;~~

~~(c)       having a substantial number of relationships and contacts with the program;~~

~~(d)       possessing significant rights to control program properties;~~

~~(e)       receiving fees for providing services to the program which are paid on a basis that is not customary in the industry; or~~

~~(f)       providing goods or services to the program on a basis which was not negotiated at arm’s length with the program.~~

ARTICLE II
NATURE AND PURPOSE

The Company is a Maryland corporation within the meaning of the MGCL.

The purpose of the Company is to conduct, operate and carry on the business of a non-diversified closed-end investment company operating as a business development company, as such terms are defined in the 1940 Act, subject to making an election therefor under the 1940 Act, and to carry on such other business as the Directors may from time to time determine pursuant to their authority under ~~this Agreement. The Company may not, without the affirmative vote of holders of more than fifty percent (50%) of the outstanding shares of capital stock of the Company entitled to vote on the matter, change the nature of the Company’s business so that the Company ceases to be, or withdraws the Company’s election to be, treated as a business development company under the 1940 Act~~these Articles of Incorporation.

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ARTICLE III
RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent of the Company in Maryland is ~~The Corporation Trust Incorporated~~National Registered Agents, Inc. of MD, 351 West Camden Street, Baltimore, Maryland 21201. The Company may have such principal office within the State of Maryland as the Directors may from time to time determine. The principal address of the Company within the State of Maryland is 351 West Camden Street, Baltimore, Maryland 21201.

The Company also may have such other offices or places of business within or without the State of Maryland as the Directors may from time to time determine.

ARTICLE IV
PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE SHAREHOLDERS AND DIRECTORS

Section 4.1.     Number of Directors. The business and affairs of the Company shall be managed under the direction of the Board of Directors. The number of Directors of the Company is ~~five (5)~~six, which number may be increased or decreased from time to time only by the Directors pursuant to the Bylaws, but shall never be less than the minimum number required by the MGCL. The names of the ~~initial~~ Directors currently in office and their respective classification in accordance with Section 4.2 below are as follows: ~~Thomas K. Sittema~~[•] (Class ~~II), Matthew W. King (Class III),~~I) Laurie Simon Hodrick (Class I), Frederick Arnold (Class II) ~~and~~, [•] (Class II), James H. Kropp (Class III) and Todd C. Builione (Class III).

A majority of the Board of Directors shall be Independent Directors, except for a period of up to ~~sixty (~~60~~)~~ days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor.

The Company elects that, at all times that it is eligible to so elect, to be subject to the provisions of Section 3-804(c) of the MGCL, subject to applicable requirements of the 1940 Act, in order that any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

Section 4.2.     Classes of Directors. The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of Directors of one class shall expire at each annual meeting of Shareholders, and in all cases as to each Director such term shall extend until his or her successor shall be elected and shall qualify or until his or earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of Directors shall be apportioned among the classes as equally as possible. ~~Class I initially shall consist of one Independent Director, Class II initially shall consist of one Independent Director and one non-Independent Director, and Class III initially shall consist of one Independent Director and one non-Independent Director. The initial~~ The current term of office of Directors of Class I shall expire at the Company’s ~~first~~2018 annual meeting of Shareholders; the ~~initial~~current term of office of Directors of Class II shall expire at the Company’s ~~second~~2019 annual meeting of Shareholders; and the ~~initial~~current term of office of Directors of Class III shall expire at the Company’s ~~third~~2020 annual meeting of Shareholders. Following such ~~initial~~ terms, at each annual meeting of Shareholders, a number of Directors equal to the number of Directors of the class whose term expires at the time of such meeting (or, if less, the number of Directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of Shareholders after their election. Each Director may be reelected to an unlimited number of succeeding terms in accordance with these provisions.

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At each annual election, Directors chosen to succeed those whose terms then expire shall be of the same class as the Directors they succeed, unless by reason of any intervening changes in the authorized number of Directors, the Board of Directors shall designate one or more directorships whose term then expires as directorships of another class in order to more nearly achieve equality of number of Directors among the classes.

Notwithstanding the rule that the three classes shall be as nearly equal in number of Directors as possible, in the event of any change in the authorized number of Directors, each Director then continuing to serve as such shall nevertheless continue as a Director of the class of which such Director is a member until the expiration of his or her current term, or his or her prior death, resignation or removal. If any newly created directorship may, consistently with the rule that the three classes shall be as nearly equal in number of Directors as possible, be allocated to any class, the Board of Directors shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation.

The voting procedures and the number of votes required to elect a Director shall be as set forth in the Bylaws, which may be amended by the Board.

Section 4.3.     Shareholder Voting. Except as provided in ~~Article II,~~ Section ~~4.8, Section 6.2, Section 6.3, Section 10.2, Section 11.1~~4.8 and Section ~~13.2~~6.2 of these Articles of Incorporation, notwithstanding any provision of law requiring any particular action to be approved by the affirmative vote of the holders of shares of the Company’s capital stock entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable and approved by the Board of Directors, and approved by a majority of the votes entitled to be cast at a meeting of Shareholders at which a quorum is present. All shares of all classes shall vote together as a single class provided that: (a) as to any matter with respect to which a separate vote of any class is required by the 1940 Act or any orders issued thereunder, or by the MGCL, such requirement as to a separate vote by that class shall apply in lieu of a general vote of all classes; (b) in the event that separate voting requirements apply with respect to one or more classes, then subject to subparagraph (c), the shares of all other classes not entitled to a separate vote shall vote together as a single class; and (~~d~~c) as to any matter which in the judgment of the Board (which judgment shall be conclusive) does not affect the interest of a particular class, such class shall not be entitled to any vote and only the holders of shares of the one or more affected classes shall be entitled to vote. Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws to the contrary, for such matters that require the vote of a majority of the outstanding voting capital stock of the Company under the 1940 Act, such majority vote shall be determined as set forth in Section 2(a)(42) of the 1940 Act. The provisions of this Section 4.3 shall be subject to the limitations of the MGCL, the 1940 Act and other applicable statutes or regulations.

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Section 4.4.     Quorum. The determination of whether a quorum has been established for a meeting of the Company’s Shareholders shall be as set forth in the Bylaws.

Section 4.5.     Preemptive Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified capital stock or as may otherwise be provided by contract approved by the Board, no Shareholder shall, as such Shareholder, have any preemptive right to purchase or subscribe for any additional capital stock of the Company or any other Security of the Company that it may issue or sell.

Section 4.6.     Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of any class or series of capital stock and except as contemplated by Section 3-708 of the MGCL, no Shareholder shall be entitled to exercise the rights of an objecting Shareholder under Title 3, Subtitle 2 of the MGCL or any successor provision thereto in connection with any transaction.

Section 4.7.     Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation shall be final and conclusive and shall be binding upon the Company and every Shareholder: (i) the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its capital stock or the payment of other distributions on its capital stock; (ii) the amount of stated capital, capital surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of capital stock of the Company; (v) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or any capital stock of the Company; (vi) any matter relating to the acquisition, holding and disposition of any assets by the Company; or (vii) any other matter relating to the business and affairs of the Company or required or permitted by applicable law, these Articles of Incorporation or the Bylaws or otherwise to be determined by the Board provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.

Section 4.8.     Removal of Directors. Subject to the rights of holders of one or more classes or series of capital stock to remove one or more Directors, any Director, or the entire Board may be removed from office at any time only for cause and only by the affirmative vote of holders of at least two-thirds of the shares of common stock entitled to be cast generally in the election of Directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

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~~Section 4.9.     Business Combination Statute. Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Business Combination Statute, found in Title 3, subtitle 6 of the MGCL, as amended from time to time, or any successor statute thereto, shall not apply to any “business combination” (as defined in Section 3-601(e) of the MGCL) of the Company and any Person.~~

ARTICLE V
CAPITAL STOCK

Section 5.1.     Authorized Capital Stock. The amount of capital stock that the Company has authority to issue is ~~one billion (~~1,000,000,000~~)~~ shares of capital stock, $0.001 par value per share. ~~All shares of capital stock shall be fully paid and nonassessable when issued, and the Company shall not make any mandatory assessment against any Shareholder beyond such Shareholder’s subscription commitment.~~

Section 5.2.     Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of capital stock of the Company of any class or series, whether now or hereafter authorized, or securities or rights convertible into capital stock of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in these Articles of Incorporation or the Bylaws.

Section 5.3.     Authorization by Board of Classes and Series of Stock. A majority of the entire Board of ~~Directors, including a majority of the Independent~~ Directors, without any action by the Shareholders, may amend these Articles of Incorporation from time to time to increase or decrease the aggregate number of shares of capital stock or the number of shares of capital stock of any class or series that the Company has authority to issue.

Section 5.4.     Classification by Board. Without the assent or vote of the Shareholders, the Board of Directors may classify and reclassify any unissued shares of capital stock into one or more additional or other classes, including without limitation, preferred stock, or series as may be established from time to time, in its discretion by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of capital stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series.

~~Section 5.5.     Dividends and Distributions.~~

~~(a)     Unless otherwise expressly provided in these Articles of Incorporation, the holders of each class or series of capital stock shall be entitled to dividends and distributions in such amounts and at such times as may be determined by the Board, and the dividends and distributions paid with respect to the various classes or series of capital stock may vary among such classes or series. Expenses related to the distribution of, and other identified expenses that properly should be allocated to the shares of, a particular class or series may be appropriately reflected (in a manner determined by the Board, in its discretion) and cause a difference in the Net Asset Value attributable to, and the dividend, redemption and liquidation rights of, the shares of each such class or series of capital stock.~~

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~~(b)       The Board of Directors shall cause the Company to provide for adequate reserves for normal replacements and contingencies (but the Company shall not be required to maintain reserves for payment of fees payable to the Adviser) by causing the Company to retain a reasonable percentage of proceeds from offerings and revenues.~~

~~(c)       From time to time and not less than quarterly, the Company shall review the Company’s accounts to determine whether cash distributions are appropriate. The Company may, subject to authorization by the Board of Directors, distribute to the Shareholders funds received by the Company that the Board of Directors deems unnecessary to retain in the Company. The Board may authorize the Company to declare and pay to Shareholders such dividends or distributions, in cash or other assets of the Company or in Securities of the Company or from any other source, as the Board in its discretion shall determine. The Board shall endeavor to authorize the Company to declare and pay such dividends and distributions (i) as shall be necessary for the Company to qualify as a “Regulated Investment Company” under the Code and a business development company under the 1940 Act, and (ii) to the extent that the Board deems it unnecessary for the Company to retain funds received by it; provided, however, that in each case Shareholders shall have no right to any dividend or distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this Section 5.5 shall be subject to the provisions of any class or series of shares at the time outstanding. The receipt by any Person in whose name any shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable Securities, distributions of cash from a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of these Articles of Incorporation or distributions in which (i) the Board advises each Shareholder of the risks associated with direct ownership of the property, (ii) the Board offers each Shareholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those Shareholders that accept such offer.~~

~~Section 5.6.      Net Asset Value. The “Net Asset Value” per share of any class shall be the quotient obtained by dividing the value of the net assets of that class (being the value of the Securities and other assets attributable to that class less the liabilities attributable to that class) by the total number of shares of that class outstanding, all as determined by or under the direction of the Board of Directors in accordance with GAAP and the 1940 Act. Subject to the applicable provisions of the 1940 Act, the Board, in its sole discretion, may prescribe and shall set forth in the Bylaws of the Company or in a duly adopted resolution of the Board such bases and times for determining the value of the assets attributable to, and the Net Asset Value per share of outstanding shares of, each class, or the net income attributable to such shares, as the Board deems necessary or desirable. The Board shall have full discretion, to the extent not inconsistent with the MGCL and the 1940 Act, to determine which items shall be treated as income and which items as capital and whether any item of expense shall be charged to income or capital. Each such determination and allocation shall be conclusive and binding for all purposes.~~

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Section 5.5.     ~~Section 5.7.~~ Proportionate Rights. All shares of each particular class shall represent an equal proportionate interest in the assets attributable to the class (subject to the liabilities of that class), and each share of any particular class shall be equal to each other share of that class. The Board of Directors may, from time to time, divide or combine the shares of any particular class into a greater or lesser number of shares of that class without thereby changing the proportionate interest in the assets attributable to that class or in any way affecting the rights of holders of shares of any other class.

Section 5.6.     ~~Section 5.8.~~ Distributions in Liquidation. Unless otherwise expressly provided in these Articles of Incorporation, in the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of all classes of capital stock of the Company shall be entitled, after payment or provision for payment of the debts and other liabilities of the Company (as such liability may affect one or more of the classes and series of shares of capital stock of the Company), to share ratably in the remaining net assets of the Company.

~~Section 5.9.      Deferred Payments. The Company shall not have authority to make arrangements for deferred payments on account of the purchase price of shares of the Company’s capital stock unless all of the following conditions are met: (a) such arrangements are warranted by the Company’s investment objectives; (b) the period of deferred payments coincides with the anticipated cash needs of the Company; (c) the deferred payments shall be evidenced by a promissory note of the Shareholder, which note shall be with recourse, shall not be negotiable, shall be assignable only subject to defenses of the maker and shall not contain a provision authorizing a confession of judgment; and (d) selling commissions and Front End Fees paid upon deferred payments are payable when payment is made on the note. The Company shall not sell or assign the deferred obligation notes at a discount. In the event of default in the payment of deferred payments by a Shareholder, the Shareholder may be subjected to a reasonable penalty.~~

Section 5.7.     ~~Section 5.10.~~ Fractional Shares. The Company shall have authority to issue fractional shares. Any fractional shares of capital stock shall carry proportionately all of the rights of a whole share, including, without limitation, the right to vote and the right to receive dividends and other distributions.

~~Section 5.11.    Temporary Investments. The Board of Directors shall, in its sole discretion, cause to be temporarily placed the proceeds from offerings by the Company into short-term, highly liquid investments that, in the reasonable judgment of the Board, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Company and the nature, timing and implementation of any changes thereto; provided, however, that the Board shall have no fiduciary or other obligation to select any short-term, highly liquid investment based solely on any yield or return of such investment.~~

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Section 5.8.     ~~Section 5.12.~~ Articles of Incorporation and Bylaws. All persons who shall acquire capital stock in the Company shall acquire the same subject to the provisions of these Articles of Incorporation and the Bylaws.

Section 5.9.     Inspection of Books and Records. A Shareholder that is otherwise eligible under applicable law to inspect the Company’s books of account, stock ledger, or other specified documents of the Company shall have no right to make such inspection if the Board of Directors determines that such Shareholder has an improper purpose for requesting such inspection.

ARTICLE VI
AMENDMENTS; CERTAIN EXTRAORDINARY ACTIONS

Section 6.1.     Amendments Generally. The Company reserves the right from time to time to make any amendment to these Articles of Incorporation, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in these Articles of Incorporation, of any shares of outstanding capital stock. All rights and powers conferred by these Articles of Incorporation on Shareholders, Directors and officers are granted subject to this reservation.

Section 6.2.     Approval of Certain Articles of Incorporation Amendments. The affirmative vote of the holders of capital stock entitled to cast at least ~~two-thirds (2/3)~~80 percent of all shares of capital stock of the Company entitled to vote on the matter, with each class that is entitled to vote on the matter voting as a separate class, shall be necessary to effect:

(a)     Any amendment to these Articles of Incorporation to make the Common Stock a “redeemable security” or to convert the Company, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);

(b)     The liquidation or dissolution of the Company and any amendment to the charter of the Company to effect any such liquidation or dissolution; and

(c)     ~~(b)~~ Any amendment to Section 4.1, 4.2, 4.3, 4.8, ~~Section~~ 6.1 or this Section 6.2.

provided, however, that, if the Continuing Directors then on the Board of Directors, by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the Board of Directors, approve such proposal, transaction or amendment, the affirmative vote of only the holders of capital stock entitled to cast a majority of all shares of capital stock of the Company entitled to vote on the matter shall be required to approve such matter.

Section 6.3.     Approval of Certain Amendments to Bylaws. The Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws~~; provided, however, that any amendment to the Bylaws and any addition of new Bylaws that adversely affects the rights of Shareholders must be approved by holders of more than fifty percent (50%) of the outstanding shares of capital stock of the Company entitled to vote thereon~~.

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ARTICLE VII
LIMITATION OF LIABILITY; INDEMNIFICATION AND
ADVANCE OF EXPENSES

Section 7.1.      Limitation of Shareholder Liability. No Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of being a Shareholder.

Section 7.2.      Limitation of Director and Officer Liability. To the fullest extent permitted by Maryland law, ~~subject to any limitation set forth under the federal securities laws, or in this Article VII,~~ no Director or officer of the Company shall be liable to the Company or its Shareholders for money damages. Neither the amendment nor repeal of this Section 7.2, nor the adoption or amendment of any other provision of these Articles of Incorporation or the Bylaws inconsistent with this Section 7.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption. ~~The Company may not incur the cost of that portion of liability insurance which insures the Adviser for any liability as to which the Adviser is prohibited from being indemnified.~~

~~Section 7.3.      Indemnification.~~

Section 7.3.      ~~(a) Each~~Indemnification. To the fullest extent permitted by Maryland law, the Company shall be permitted to indemnify and hold harmless each Person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “proceeding”), by reason of the fact:

(i)          that he or she is or was a Director, officer, employee, Controlling Person or agent of the Company, or

(ii)         that he or she, being at the time a Director, officer, employee or agent of the Company, is or was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (collectively, “another enterprise” or “other enterprise”),

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whether either in case (i) or in case (ii) the basis of such proceeding is alleged action or inaction (x) in an official capacity as a Director, officer, employee, Controlling Person or agent of the Company, or as a director, trustee, officer, employee or agent of such other enterprise, or (y) in any other capacity related to the Company or such other enterprise while so serving as a director, trustee, officer, employee or agent, ~~shall be indemnified and held harmless by the Company to the fullest extent not prohibited by Maryland law and subject to paragraphs (b) and (c) below,~~ from and against all liability, loss, judgments, penalties, fines, settlements, and reasonable expenses (including, without limitation, attorneys’ fees and amounts paid in settlement~~) (collectively, “Liability and Losses”~~) actually incurred or suffered by such Person in connection therewith. ~~The Persons indemnified hereunder are hereinafter referred to as “Indemnitees.” Such indemnification as to such alleged action or inaction shall continue as to an Indemnitee who has after such alleged action or inaction ceased to be a Director, officer, employee, Controlling Person or agent of the Company, or director, officer, employee or agent of another enterprise; and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. The right to indemnification conferred under this Article VII: (A) shall be a contract right; (B) shall not be affected adversely as to any Indemnitee by any amendment or repeal of these Articles of Incorporation with respect to any action or inaction occurring prior to such amendment or repeal; and (C) shall vest immediately upon election or appointment of such Indemnitee.~~

~~(b)          Notwithstanding anything to the contrary herein, the Company shall not provide any indemnification of an Indemnitee pursuant to paragraph (a) above, unless all of the following conditions are met:~~

~~(i)       The Indemnitee has determined, in good faith, that any course of conduct of such Indemnitee giving rise to the Liability and Losses was in the best interests of the Company.~~

~~(ii)       The Indemnitee was acting on behalf of or performing services for the Company.~~

~~(iii)       Such Liability and Losses were not the result of (1) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), or (2) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director. The determination required by this subparagraph (b)(iii) shall be made in the manner specified in MGCL Section 2-418(e)(2).~~

~~(iv)       Such indemnification is recoverable only out of the net assets of the Company and not from the Shareholders.~~

~~(c)          Notwithstanding anything to the contrary herein, the Company shall not provide any indemnification of an Indemnitee pursuant to paragraph (a) above for any Liability and Losses arising from or out of an alleged violation of federal or state securities laws by such Indemnitee unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.~~

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Section 7.4.     Payment of Expenses. ~~The~~ To the fullest extent permitted by Maryland law, the Company shall be permitted to pay or reimburse reasonable legal expenses and other costs incurred by ~~an Indemnitee~~ a Director, officer, employee, Controlling Person or agent of the Company in advance of final disposition of a proceeding ~~if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 7.3 hereof, (iii) the legal proceeding was initiated by a third party who is not a Shareholder or, if by a Shareholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined by final, non-appealable decision of a court of competent jurisdiction, that the Indemnitee is not entitled to indemnification. The determination of reasonableness of such legal expenses and other costs shall be made in the manner specified in MGCL Section 2-418(e)(2) and (3)~~.

Section 7.5.     Limitations to Indemnification. The provisions of this Article VII shall be subject to the limitations of the 1940 Act.

Section 7.6.     Express Exculpatory Clauses in Instruments. Neither the Shareholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Shareholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s net assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Shareholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

Section 7.7.     Non-exclusivity. The indemnification and advancement of expenses provided or authorized by this Article VII shall not be deemed exclusive of any other rights, by indemnification or otherwise, to which any Indemnitee may be entitled under the Bylaws, a resolution of Shareholders or Directors, an agreement or otherwise.

~~ARTICLE VIII~~
~~ADVISER AND ADMINISTRATOR~~

~~Section 8.1.     Supervision of Adviser and Administrator.~~

~~(a)     Subject to the requirements of the 1940 Act, the Board of Directors may exercise broad discretion in allowing the Adviser and, if applicable, an Administrator, to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Adviser, or if any, the Administrator, to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Shareholders and are fulfilled and that (i) the expenses incurred are reasonable in light of the investment performance of the Company, its net assets and its net income, (ii) all Front End Fees shall be reasonable and shall not exceed 18% of the gross proceeds of any offering, regardless of the source of payment, and (iii) the percentage of gross proceeds of any offering committed to investment shall be at least eighty-two percent (82%). All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Company, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.~~

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~~(b)    The Board of Directors is responsible for determining that compensation paid to the Adviser is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out. The Board may consider all factors that they deem relevant in making these determinations. So long as the Company is a business development company under the 1940 Act, compensation to the Adviser shall be considered presumptively reasonable if the incentive fee is limited to the participation in net gains allowed by the 1940 Act.~~

~~Section 8.2.     Fiduciary Obligations. The Board of Directors shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Company, whether or not in the Company’s immediate possession or control. The Board shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Company. The Board of Directors shall not permit any Shareholder to contract away any fiduciary obligation owed by the Board of Directors under common law.~~

~~Section 8.3.     Experience. The Board of Directors shall determine the sufficiency and adequacy of the relevant experience and qualifications for the officers of the Company given the business objective of the Company. The Board shall determine whether any Adviser possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.~~

~~Section 8.4.     Termination. The Advisory Agreement shall provide that it is terminable (a) by the Company upon 60 days’ written notice to the Adviser: (i) upon the affirmative vote of holders of a majority of the outstanding voting securities of the Company entitled to vote on the matter (as “majority” is defined in Section 2(a)(42) of the 1940 Act) or (ii) by the vote of the Independent Directors; or (b) by the Adviser upon not less than 120 days’ written notice to the Company, in each case without cause or penalty, and shall provide that in each case the Adviser will cooperate with the Company and the Board of Directors in making an orderly transition of the advisory function. The Advisers have agreed that in the event of such a termination by an Adviser, such Adviser shall pay all direct expenses incurred as a direct result of its withdrawal.~~

~~Section 8.5.     Organization and Offering Expenses Limitation. Unless otherwise provided in any resolution adopted by the Board of Directors, the Company shall reimburse the Adviser and its Affiliates for Organization and Offering Expenses incurred by the Adviser or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable, as determined by the Board, and shall be included in Front End Fees for purposes of the limit on such Front End Fees set forth in Section 8.1.~~

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~~Section 8.6.     Acquisition Fees. The Company may pay the Adviser and/or its Affiliates fees for the review and evaluation of potential investments; provided, however, that the Board of Directors shall conclude that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable.~~

~~Section 8.7.     Reimbursement of Advisor. The Company shall not reimburse the Adviser or its Affiliates for services for which the Adviser or its Affiliates are entitled to compensation in the form of a separate fee. Excluded from the allowable reimbursement shall be: (a) rent or depreciation, utilities, capital equipment, other administrative items of the Adviser; and (b) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Adviser.~~

~~Section 8.8.     Reimbursement of Administrator. In the event the Company executes an agreement for the provision of administrative services, then the Company may reimburse the Administrator, at the end of each fiscal quarter, for all expenses of the Company incurred by the Administrator as well as the actual cost of goods and services used for or by the Company and obtained from entities not Affiliated with the Company. The Administrator may be reimbursed for the administrative services necessary for the prudent operation of the Company performed by it on behalf of the Company; provided, however, the reimbursement shall be an amount equal to the lower of the Administrator’s actual cost or the amount the Company would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. Except as otherwise provided herein, no reimbursement shall be permitted for services for which the Administrator is entitled to compensation by way of a separate fee.~~

~~Notwithstanding the foregoing, the Company may reimburse the Administrator, under an agreement between the Company and the Administrator whereby the Administrator shall provide certain administrative services for the Company, for the salaries, rent and travel expenses of executive officers of the Administrator also serving in the capacity of chief financial officer or chief compliance officer of the Company, provided such reimbursement is approved annually by the Independent Directors.~~

~~ARTICLE IX~~
~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~Section 9.1.     Investment Objective. The Company’s investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. The Independent Directors shall review the investment policies of the Company with sufficient frequency (not less often than annually) to determine that the policies being followed by the Company are in the best interests of its Shareholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board of Directors.~~

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~~Section 9.2.        Investments, Generally. All transactions entered into by the Company shall be consistent with the investment permissions and limitations as established for business development companies under the 1940 Act, including any applicable exemptive orders that have been or may be issued in the future by the SEC.~~

~~Section 9.3.        Investments in Programs. For purposes of this Section, “Program” shall be defined as a limited or general partnership, joint venture, unincorporated association or similar organization, other than a corporation, formed and operated for the primary purpose of investment in and the operation of or gain from and interest in the assets to be acquired by such entity. A Program shall not include an Eligible Portfolio Company as defined by the 1940 Act.~~

~~(a)       The Company shall not invest in Programs with non-Affiliates that own and operate specific assets, unless the Company, alone or together with any publicly registered Affiliate of the Company meeting the requirements of subsection (b) below, acquires a controlling interest in such a Program, but in no event shall the Adviser be entitled to duplicate fees; provided, however that the foregoing is not intended to prevent the Company from carrying out its business of investing and reinvesting its assets in Securities of other issuers. For purposes of this Section, “controlling interest” means an equity interest possessing the power to direct or cause the direction of the management and policies of the Program, including the authority to: (i) review all contracts entered into by the Program that will have a material effect on its business or assets; (ii) cause a sale or refinancing of the assets or its interest therein subject, in certain cases where required by the Program agreement, to limits as to time, minimum amounts and/or a right of first refusal by the Program or consent of the Program; (iii) approve budgets and major capital expenditures, subject to a stated minimum amount; (iv) veto any sale or refinancing of the assets, or alternatively, to receive a specified preference on sale or refinancing proceeds; and (v) exercise a right of first refusal on any desired sale or refinancing by the Program of its interest in the assets, except for transfer to an Affiliate of the Program.~~

~~(b)       The Company shall have the authority to invest in Programs with other publicly registered Affiliates of the Company if all of the following conditions are met: (i) the Affiliate and the Company have substantially identical investment objectives; (ii) there are no duplicate fees to the Adviser; (iii) the compensation payable by the Program to the Advisers in each Company that invests in such Program is substantially identical; (iv) each of the Company and the Affiliate has a right of first refusal to buy if the other party wishes to sell assets held in the joint venture; (v) the investment of each of the Company and its Affiliate is on substantially the same terms and conditions; and (vi) any prospectus of the Company in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions since neither the Company nor its Affiliate controls the Program, and the potential risk that while the Company or its Affiliate may have the right to buy the assets from the Program, it may not have the resources to do so.~~

~~(c)       The Company shall have the authority to invest in Programs with Affiliates other than publicly registered Affiliates of the Company only if all of the following conditions are met: (i) the investment is necessary to relieve the Adviser from any commitment to purchase the assets entered into in compliance with Section 10.1 prior to the closing of the offering period of the Company; (ii) there are no duplicate fees to the Adviser; (iii) the investment of each entity is on substantially the same terms and conditions; (iv) the Company has a right of first refusal to buy if the Adviser wishes to sell assets held in the joint venture; and (v) any prospectus of the Company in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions.~~

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~~(d)       The Company may be structured to conduct operations through separate single-purpose entities managed by the Adviser (multi-tier arrangements); provided, that the terms of any such arrangements do not result in the circumvention of any of the requirements or prohibitions contained herein or under applicable federal or state securities laws. Any agreements regarding such arrangements shall accompany any prospectus of the Company, if such agreement is then available, and the terms of such agreement shall contain provisions assuring that all of the following restrictions apply: (i) there will be no duplication or increase in Organization and Offering Expenses, fees payable to the Adviser, program expenses or other fees and costs; (ii) there will be no substantive alteration in the fiduciary and contractual relationship between the Adviser, the Company and the Shareholders; and (iii) there will be no diminishment in the voting rights of the Shareholders.~~

~~(e)       Other than as specifically permitted in subsections (b), (c) and (d) above, the Company shall not invest in Programs with Affiliates.~~

~~(f)       The Company shall be permitted to invest in general partnership interests of limited partnership Programs only if the Company, alone or together with any publicly registered Affiliate of the Company meeting the requirements of subsection (b) above, acquires a “controlling interest” as defined in subsection (a) above, the Adviser is not entitled to any duplicate fees, no additional compensation beyond that permitted under applicable law is paid to the Adviser, and the limited partnership Program agreement or other applicable agreement complies with this Section.~~

~~Section 9.4.       Other Goods or Services.~~

~~(a)       The Company may accept goods or other services provided by the Administrator in connection with the operation of assets, provided that (i) the Administrator determines such self-dealing arrangement is in the best interest of the Company; (ii) the terms pursuant to which all such goods or services are provided to the Company by the Administrator shall be embodied in a written contract, the material terms of which must be fully disclosed to the Shareholders; (iii) the contract shall contain a clause allowing termination without penalty on sixty (60) days’ prior notice. Without limitation to the foregoing, arrangements to provide such goods or other services must meet all of the following criteria: (X) the Administrator must be independently engaged in the business of providing such goods or services to persons other than its Affiliates and at least thirty-three percent (33%) of the Administrator’s associated gross revenues must come from persons other than its Affiliates; (Y) the compensation, price or fee charged for providing such goods or services must be comparable and competitive with the compensation, price or fee charged by persons other than the Administrator in the same geographic location who provide comparable goods or services which could reasonably be made available to the Company; and (Z) except in extraordinary circumstances, the compensation and other material terms of the arrangement must be fully disclosed to the Shareholders. Extraordinary circumstances are limited to instances when immediate action is required and the goods or services are not immediately available from persons other than the Administrator.~~

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~~(b)       Notwithstanding the foregoing subsection (a)(X), if the Administrator is not engaged in the business to the extent required by such clause, the Administrator may provide to the Company administrative services if all of the following additional conditions are met: (i) the Administrator can demonstrate the capacity and capability to provide such goods or services on a competitive basis; (ii) the goods or services are provided at the lesser of cost or the competitive rate charged by persons other than the Administrator in the same geographic location who are in the business of providing comparable goods or services; (iii) the cost is limited to the reasonable necessary and actual expenses incurred by the Administrator on behalf of the Company in providing such goods or services, exclusive of expenses of the type which may not be reimbursed under applicable federal or state securities laws; and (iv) expenses are allocated in accordance with generally accepted accounting principles and are made subject to any special audit required by applicable federal and state securities laws.~~

~~ARTICLE X~~
~~CONFLICTS OF INTEREST~~

~~Section 10.1.     Sales and Leases to Company. The Company shall not purchase or lease assets in which the Adviser or any Affiliate thereof has an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the Shareholders either in a periodic report filed with the SEC or otherwise; and (b) the assets are sold or leased upon terms that are reasonable to the Company and at a price not to exceed the lesser of cost or fair market value as determined by an Independent Expert. Notwithstanding anything to the contrary in this Section 10.1, the Adviser may purchase assets in its own name (and assume loans in connection therewith) and temporarily hold title thereto, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for the Company, or the completion of construction of the assets, provided that all of the following conditions are met: (i) the assets are purchased by the Company at a price no greater than the cost of the assets to the Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired shall be treated as belonging to the Company; and (iii) there are no other benefits arising out of such transaction to the Adviser.~~

~~Section 10.2.     Sales and Leases to the Adviser, Directors or Affiliates. The Company shall not sell assets to the Adviser or any Affiliate thereof unless such sale is duly approved by the holders of more than fifty percent (50%) of the outstanding voting securities of the Company. The Company shall not lease assets to the Adviser or any Director or Affiliate thereof unless all of the following conditions are met: (i) the transaction is fully disclosed to the Shareholders either in a periodic report filed with the SEC or otherwise; and (ii) the terms of the transaction are fair and reasonable to the Company.~~

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~~Section 10.3.     Loans. Except for the advancement of funds pursuant to 0, no loans, credit facilities, credit agreements or otherwise shall be made by the Company to the Adviser or any Affiliate thereof.~~

~~Section 10.4.     Commissions on Financing, Refinancing or Reinvestment. The Company shall not pay, directly or indirectly, a commission or fee to the Adviser or any Affiliate thereof (except as otherwise specified in this Article X) in connection with the reinvestment of cash available for distribution and available reserves or of the proceeds of the resale, exchange or refinancing of assets.~~

~~Section 10.5.     Exchanges. The Company may not acquire assets in exchange for capital stock of the Company without approval of a majority of the Board of Directors, including a majority of the Independent Directors.~~

~~Section 10.6.     Other Transactions. The Company shall not engage in any other transaction with the Adviser or a Director or Affiliate thereof unless (a) such transaction complies with all applicable law and (b) a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from non-Affiliated third parties.~~

~~Section 10.7.     Lending Practices. On financings made available to the Company by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser shall not impose a prepayment charge or penalty in connection with such financings and the Adviser shall not receive points or other financing charges. The Adviser shall be prohibited from providing permanent financing for the Company. For purposes of this Section 10.7, “permanent financing” shall mean any financing with a term in excess of twelve (12) months.~~

~~ARTICLE XI~~
~~SHAREHOLDERS~~

~~Section 11.1.     Certain Voting Rights of Shareholders. Subject to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations or other provisions of these Articles of Incorporation, the following actions may be taken by the Shareholders, without concurrence by the Board of Directors, upon a vote by the holders of more than fifty percent (50%) of the outstanding shares of capital stock of the Company entitled to vote on the matters; and, if the Company seeks to take any of the following actions, such shall require the affirmative vote of holders of fifty percent (50%) of the outstanding shares of capital stock of the Company entitled to vote thereon:~~

~~(a)       modify these Articles of Incorporation in a way that would materially adversely affect the rights of the shareholders, including those rights relating to voting, the nonassessability of shares of capital stock of the Company, and proportionality, as provided in Section 5.1 and Section 5.7 respectively;~~

~~(b)       appoint a new Adviser; or~~

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~~(c)       sell all or substantially all of the Company’ assets other than in the ordinary course of the Company’s business.~~

~~Section 11.2.     Voting Limitations on Shares Held by the Adviser, Directors and Affiliates. With respect to shares owned by the Adviser, any Director, or any of their respective Affiliates, neither the Adviser, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Shareholders regarding the removal of the Adviser, such Director(s) or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Adviser, such Director(s) and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.~~

~~Section 11.3.     Right of Inspection.~~

~~(a)       Any Shareholder may: (i) in person or by agent, on written request, inspect and obtain copies during normal business hours the Company’s books and records and stock ledger; and (ii) present to any officer of the Company or its resident agent a written request for a statement if its affairs.~~

~~(b)       Any person or group of persons who together are and for at least six months have been Shareholders of record of at least five percent (5%) of the Company’s outstanding equity Securities of the Company of any class may: (i) in person or by agent, on written request, inspect and copy during usual business hours the books and records and stock ledger of the Company; (ii) present to any officer or resident agent of the Company a written request for a statement of its affairs; and (iii) in the event the Company does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of the Company a written request for the Shareholder List. As used in this Section 11.3, the term “Shareholder List” means an alphabetical list of names and addresses of the Shareholders of the Company along with the number of equity shares held by each of them.~~

~~(c)       A copy of the Shareholder List, requested in accordance with this Section, shall be mailed within ten business days of the request and shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).~~

~~(d)       The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Shareholder request. A holder of Common Stock may request a copy of the Shareholder List in connection with matters relating to Shareholders’ voting rights, the exercise of Shareholder rights under federal proxy laws or for any other proper and legitimate purpose. Each Shareholder who receives a copy of the Shareholder List shall keep such list confidential and shall sign a confidentiality agreement to the effect that such Shareholder will keep the Shareholder List confidential and share such list only with its employees, representatives or agents who agree in writing to maintain the confidentiality of the Shareholder List.~~

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~~(e)       If the Adviser or Directors neglect or refuse to exhibit, produce or mail a copy of the Shareholder List as requested, the Adviser and the Directors shall be liable to any Shareholder requesting the list for the costs, including attorneys’ fees, incurred by that Shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any Shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of Shareholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Shareholder relative to the affairs of the Company. The Company may require the Shareholder requesting the Shareholder List to represent that the list is not requested for a commercial purpose unrelated to the Shareholder’s interest in the Company. The remedies provided hereunder to Shareholders requesting copies of the Shareholder List are in addition, to and shall not in any way limit, other remedies available to Shareholders under federal law, or the laws of any state.~~

~~Section 11.4.     Shareholder Reports.~~

~~(a)       The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered by any reasonable means, including an electronic medium, to each Shareholder as of a record date after the end of the fiscal year within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the commencement of the Company’s initial public offering that shall include: (i) financial statements prepared in accordance with GAAP that are audited and reported on by independent certified public accountants; (ii) a report of the activities of the Company during the period covered by the report; and (iii) where forecasts have been provided to the Shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (iv) a report setting forth distributions to Shareholders for the period covered thereby and separately identifying distributions from: (A) Cash Flow from operations during the period; (B) Cash Flow from operations during a prior period which have been held as reserves; (C) proceeds from disposition of assets of the Company; and (D) reserves from the gross proceeds. Such annual report must also contain a breakdown of the costs reimbursed to the Adviser.~~

~~(b)       The Directors, including the Independent Directors, shall take reasonable steps to ensure that the Company shall cause to be prepared and filed within sixty (60) days after the end of each fiscal quarter of the Company, a Form 10-Q if required under the Exchange Act.~~

~~(c)       The Directors, including the Independent Directors, shall take reasonable steps to ensure that the Company shall cause to be prepared and mailed within seventy-five (75) days after the end of each fiscal year of the Company to each Person who was at any time during such fiscal year a Shareholder all information necessary for the preparation of the Shareholders’ federal income tax returns.~~

~~(d)       If capital stock has been purchased on a deferred payment basis, on which there remains an unpaid balance during any period covered by any report required by subsections (a) and (b) above; then such report shall contain a detailed statement of the status of all deferred payments, actions taken by the Company in response to any defaults, and a discussion and analysis of the impact on capital requirements of the Company.~~

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~~(e)       The Board of Directors shall cause the Company, upon request from any state official or agency or official administering the securities laws of such state (a “State Administrator”), to submit to such State Administrator the reports and statements required to be distributed to Shareholders pursuant to this Section 11.4.~~

~~Section 11.5.     Shareholder Suitability.~~

~~(a)       During any public offering of its securities, the Company and those selling shares on its behalf shall, with respect to share offers and sales in which they are broker of record, assure that such shares are offered and sold pursuant only to prospective investors who, in each case, meet the income and Net Worth “Suitability Standards” as specified in the registration statement for the current offering of securities as declared effective by the SEC.~~

~~(b)       The determination of suitability shall be based upon information obtained from each prospective investor, including but not limited to, such prospective investor’s age, investment objectives, investment experience, income, Net Worth, financial situation, other investments and any other pertinent factors.~~

~~ARTICLE XII~~
~~ROLL-UP TRANSACTIONS~~

~~Section 12.1.      Roll-up Transactions. In connection with any proposed Roll-Up Transaction, an appraisal of all of the Company’s assets shall be obtained from a competent Independent Expert. The Company’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and the Shareholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Shareholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to Shareholders who vote against the proposed Roll-Up Transaction the choice of:~~

~~(a)           accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b)           one of the following:~~

~~(i)       remaining as Shareholders and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(ii)       receiving cash in an amount equal to the Shareholder’s pro rata share of the appraised value of the net assets of the Company.~~

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~~The Company is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(c)           that would result in the Shareholders having voting rights in a Roll-Up Entity that are less than the rights provided for in Section 11.1 hereof;~~

~~(d)           that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of capital stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the capital stock held by that investor;~~

~~(e)            in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Section 11.3 hereof; or~~

~~(f)             in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is rejected by the Shareholders.~~

ARTICLE VIII~~ARTICLE XIII~~
DURATION OF THE COMPANY

Section 8.1.            ~~Section 13.1.~~ Duration of the Company. The Company shall continue perpetually unless terminated pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

~~Section 13.2.          Dissolution by Shareholder Vote. The Company may be dissolved at any time, without the necessity for concurrence by the Board, upon affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of capital stock entitled to vote on the matter.~~

~~Section 13.3.          Consideration of Liquidity Event. If the Company has not had a Liquidity Event on or before December 31, 2018, the Board of Directors shall be required to consider, but shall not be required to recommend, a Liquidity Event of the Company.~~

~~Section 13.4.          Merger or Other Reorganization of the Company. The Company may not cause the merger or other reorganization of the Company without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of capital stock of the Company entitled to vote on the matter.~~

RECITALS CONTINUED:

THIRD: The amendment and restatement of the Articles of Incorporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the Shareholders of the Company as required by law.

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FOURTH: The current address of the principal executive office of the Company is ~~450 South Orange Avenue, Orlando, Florida 23801,~~555 California Street, 50th Floor, San Francisco, California 94104, and the name and address of the Company’s current resident agent the Company’s principal office within the State of Maryland are as set forth in Article III of the foregoing amendment of the Articles of Incorporation.

FIFTH: The number of Directors of the Company and the names of those currently in office are as set forth in Section 4.1 of Article IV of the foregoing amendment and restatement of the Articles of Incorporation.

SIXTH: The total number of shares of capital stock which the Company had authority to issue immediately prior to the foregoing amendment and restatement of the Articles of Incorporation was one billion shares of Common Stock, $0.001 par value per share.

SEVENTH: The total number of shares of capital stock which the Company has authority to issue after giving effect to the amendments set forth in the foregoing amendment and restatement of the Articles of Incorporation is one billion shares of Common Stock, $0.001 par value per share.

EIGHTH: The undersigned ~~President~~[•] acknowledges these Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned ~~President~~[•] acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

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IN WITNESS WHEREOF, the Company has caused these ~~Amended and Restated~~ Articles of ~~Incorporation~~Amendment and Restatement to be signed in its name and on its behalf by its ~~President~~[•] on ~~May 8, 2011.~~[•], 2017.

CORPORATE CAPITAL TRUST, INC.

Attest:	~~/s/ Paul S. Saint-Pierre~~	By:	~~/s/ Andrew A. Hyltin~~
	~~Secretary~~[•]		~~Andrew A. Hyltin~~[•]
[•]			~~President and Chief Executive Officer~~[•]

[Signature Page to Articles of Amendment and Restatement]

exhibit b

INVESTMENT ADVISORY AGREEMENT
BETWEEN
CORPORATE CAPITAL TRUST, INC.
AND
~~CNL FUND~~KKR CREDIT ADVISORS ~~COMPANY~~(US) LLC

This Investment Advisory Agreement (~~the~~this “Agreement”) is made as of ~~March 18, 2011,~~[●], 2017, by and between CORPORATE CAPITAL TRUST, INC., a Maryland corporation (the “Company”), and ~~CNL FUND~~KKR CREDIT ADVISORS ~~COMPANY, a Florida~~(US) LLC, a Delaware limited liability company corporation (the “Adviser”).

WHEREAS, the Company is a ~~newly organized~~ non-diversified, closed-end management investment company that ~~intends to elect~~has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (together with the rules promulgated thereunder, the “Advisers Act”);

WHEREAS, the Company desires to retain the Adviser to provide investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Adviser is willing to provide investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Adviser hereby agree as follows:

1.	Duties of the Adviser.

(a)          Retention of Adviser. The Company hereby appoints the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the board of directors of the Company (the “Board of Directors”), for the period and upon the terms herein set forth in accordance with:

(i)	the investment objective, policies and restrictions that are set forth in the Company’s ~~Registration Statement on Form N-2 as declared effective by~~filings with the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time ~~(the “Registration Statement”)~~;

(ii)	during the term of this Agreement, all other applicable federal and state laws, rules and regulations, and the Company’s ~~amended and restated~~ articles of incorporation, as ~~further~~ amended from time to time (“Articles of Incorporation”);

(iii)	such investment policies, directives, regulatory restrictions as the Company may from time to time establish or issue and communicate to the Adviser in writing; and

(iv)	the Company’s compliance policies and procedures as applicable to the Company’s adviser and as administered by the Company’s chief compliance officer.

(b)          Responsibilities of Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement:

(i)	determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii)	identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)	perform due diligence on prospective portfolio companies;

(iv)	execute, close, service and monitor the Company’s investments;

(v)	determine the securities and other assets that the Company shall purchase, retain~~,~~ or sell;

(vi)	provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds; and

(vii)	to the extent permitted under the 1940 Act and the Advisers Act, on the Company’s behalf, and in coordination with any Sub-Adviser (as defined below) and any administrator, provide significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance under the 1940 Act, including utilizing appropriate personnel of the Adviser to, among other things, monitor the operations of the Company’s portfolio companies, participate in board and management meetings, consult with and advise officers of portfolio companies and provide other organizational and financial consultation.

(c)           Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Adviser (which power and authority may be delegated by the Adviser to one or more Sub-Advisers), and the Adviser hereby accepts, the power and authority to act on behalf of the Company to effectuate investment decisions for the Company, including the negotiation, execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt or other financing (or to refinance existing debt or other financing), the Adviser shall use commercially reasonable efforts to arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board of Directors. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create, or arrange for the creation of, such special purpose vehicle and to make investments through such special purpose vehicle in accordance with applicable law. The Company also grants to the Adviser power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser deems, in its sole discretion, appropriate, necessary or advisable to carry out its duties pursuant to this Agreement.

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(d)          Acceptance of Appointment. The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(e)          Sub-Advisers. The Adviser is hereby authorized to enter into one or more sub-advisory agreements (each a “Sub-Advisory Agreement”) with other investment advisers (each a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and/or the Company, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i)	The Adviser and not the Company shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Company to pay directly any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses otherwise payable to the Adviser under this Agreement.

(ii)	Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the 1940 Act and the Advisers Act, including ~~without limitation,~~ the requirements of the 1940 Act relating to Board of Directors and Company shareholder approval thereunder, and other applicable federal and state law.

(iii)	Any Sub-Adviser shall be subject to the same fiduciary duties as are imposed on the Adviser pursuant to this Agreement, the 1940 Act and the Advisers Act, as well as other applicable federal and state law.

(f)           Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(g)          Record Retention. Subject to review by and the overall control of the Board of Directors, the Adviser shall maintain and keep all books, accounts and other records of the Adviser that relate to activities performed by the Adviser hereunder as required under the 1940 Act and the Advisers Act. The Adviser agrees that all records that it maintains and keeps for the Company shall at all times remain the property of the Company, shall be readily accessible during normal business hours, and shall be promptly surrendered to the Company upon the termination of this Agreement or otherwise on written request by the Company. The Adviser further agrees that the records that it maintains and keeps for the Company shall be preserved in the manner and for the periods prescribed by the 1940 Act, unless any such records are earlier surrendered as provided above. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law~~, subject to observance of its confidentiality obligations under this Agreement~~. The Adviser shall maintain records of the locations where books, accounts and records are maintained among the persons and entities providing services directly or indirectly to the Adviser or the Company.

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2.	Expenses Payable by the Company.

(a)          Adviser Personnel. All investment personnel of the Adviser, when and to the extent engaged in providing investment advisory services and managerial assistance hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company.

(b)          Company’s Costs. Subject to the limitations on expense reimbursement of the Adviser as set forth in Sections 2(a) and (c), the Company, either directly or through reimbursement to the Adviser, shall bear all costs and expenses of its investment operations and its investment transactions, including~~, without limitation,~~ costs and expenses relating to:

(i)	the making of investments, including third party fees and expenses with respect to or associated with identifying, negotiating, evaluating, including due diligence, and investing in, portfolio companies and securities;

(ii)	monitoring investments, including expenses and fees payable to third parties with respect to performance, operational and legal review and compliance and investment oversight and reporting;

(iii)	direct costs associated with managerial assistance provided or otherwise made available to the Company’s portfolio companies;

(iv)	valuing investments, including expenses and fees payable to third parties with respect to the valuation of the Company’s investments;

(v)	liquidating investments, including expenses and fees payable to third parties in connection with identifying and evaluating purchasers, and negotiating and finalizing terms of liquidation; and

(vi)	portfolio expenses, including expenses and fees associated with the holding of or investment in the portfolio company or security.

(c)          Portfolio Company’s Compensation. In certain circumstances the Adviser, any Sub-Adviser, or any of their respective Affiliates, may receive compensation from a portfolio company, in connection with the Company’s investment in such portfolio company. Any compensation received by the Adviser, Sub-Adviser, or any of their respective Affiliates, attributable to the Company’s investment in any portfolio company, in excess of any of the limitations in or exemptions granted from the 1940 Act, any interpretation thereof by the staff of the SEC, or the conditions set forth in any exemptive relief granted to the Adviser, any Sub-Adviser or the Company by the SEC, shall be delivered promptly to the Company and the Company will retain such excess compensation for the benefit of its shareholders.

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~~(d)          Reimbursement of Organization and Offering Expenses~~.

~~(i)~~ 	~~The Company shall be obligated to reimburse the Adviser for all current Organization and Offering Expenses, as defined in the Articles of Incorporation, and all prior Organization and Offering Expenses paid by or on behalf of the Adviser and not already reimbursed by the Company (the “Reimbursable O & O Expenses”) as follows:~~

~~(a)~~ 	~~For the aggregate gross proceeds from the offering of the Company’s securities (the “Offering Proceeds”) in the initial amount of $2,000,000, the Company shall reimburse the Adviser for such Reimbursable O & O Expenses up to a maximum of $100,000.~~

~~(b)~~ 	~~If the Offering Proceeds exceed $2,000,000, then the Company shall reimburse the Adviser for such Reimbursable O & O Expenses to the extent that the Reimbursable O& O Expenses, together with all prior Organization and Offering Expenses for which the Adviser has received reimbursement, do not exceed an amount greater than 5.0% of the Offering Proceeds. The Adviser, jointly and equally with the Sub-Adviser, shall be responsible for the payment of the Organization and Offering Expenses to the extent they exceed 5.0% of the Offering Proceeds, without recourse against or reimbursement by the company. The Adviser agrees that it will not seek reimbursement from the Company for Organization and Offering Expenses in excess of 5.0% of the Offering Proceeds to which the Registration Statement relates.~~

~~(c)~~ 	~~The Company acknowledges that it shall be responsible to ensure that any reimbursement to the Adviser or any other person for deferred Organization and Offering Expenses, including any interest thereon, if any, shall not exceed the 18% limitation on Front End Fees (as defined and set forth in the Articles of Incorporation), regardless of the source of payment.~~

~~(ii)~~ 	~~The Adviser, by written instruction to the Company’s administrator in accordance with paragraph (iii) or (iv) of this Section 2(c), shall have the right to elect to waive or defer all or a portion of the reimbursement of the Reimbursable O & O Expenses that would otherwise be payable to it;~~

~~(iii)~~ 	~~No later than five business days following the beginning of each month, the Adviser shall notify the Company’s administrator in writing that it is electing to waive a portion or all of the reimbursement of the Reimbursable O & O Expenses that it would otherwise be payable to it;~~

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~~(iv)~~ 	~~No later than five business days following the beginning of each month, the Adviser shall prepare a reasonably detailed statement documenting the Reimbursable O & O Expenses incurred during the immediately preceding month and the calculation of the reimbursement thereof and shall deliver such statement to the Company’s administrator prior to full reimbursement. Such statement shall also include instructions from the Adviser with respect to its election to defer any portion of such reimbursement. Any portion of a reimbursement of the Reimbursable O & O Expenses otherwise payable to the Adviser and not paid over to the Adviser with respect to any month pursuant to a deferral election made by the Adviser under this paragraph shall be so deferred without interest and may be paid over on any specified later date as the Adviser may determine. If the Adviser so determines to have such deferred reimbursements paid over on such specified date, it shall provide the Company’s administrator with written notice of such determination at least thirty (30) days, but no more than sixty (60) days, prior to such specified date.~~

~~(v)~~ 	~~Any such reimbursement which the Adviser has not elected to waive or defer shall be made in cash within thirty (30) calendar days following the Adviser’s delivery to the Company of such statement.~~

3.	Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a management fee (“Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. ~~The Adviser may, in its sole discretion, elect or agree to temporarily or permanently waive, defer, reduce or modify, in whole or in part, the Management Fee and/or the Incentive Fee.~~ Any of the fees payable to the Adviser under this Agreement for any partial month or calendar quarter shall be appropriately prorated. The fees payable to the Adviser as set forth in this Agreement shall be calculated using a detailed calculation policy and procedures approved by the Adviser and the Board of Directors, including a majority of the ~~Independent Directors (as defined in the Articles of Incorporation~~Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party (“Independent Directors”), and shall be consistent with the calculation of such fees as set forth in this Section.

(a)          Management Fee. The Management Fee is calculated at an annual rate of ~~2.0~~1.5% of the Company’s average gross assets, is payable monthly in arrears and is calculated based on the simple average value of the Company’s gross assets at the end of the two most recently completed calendar months. The determination of gross assets will reflect changes in the fair market value of portfolio investments reflecting both realized and unrealized capital appreciation. For purposes of computing the Management Fee, cash and cash equivalents are excluded from the definition of gross assets.

(b)          Incentive Fee. The incentive fee ~~will be~~is divided into two parts: (1) a subordinated incentive fee on income and (2) an incentive fee on capital gains.

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~~The subordinated incentive fee on income is earned on pre-incentive fee net investment income and shall be determined and payable in arrears as of the end of each calendar quarter during which the Investment Advisory Agreement is in effect. In the case of a liquidation or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.~~

~~The subordinated incentive fee on income for each quarter will be calculated as follows:~~

~~No subordinated incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to shareholders of 1.75% per quarter on average adjusted capital (the “quarterly preferred return.”)~~

~~All pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% of average adjusted capital in any quarter, will be payable to the Adviser.~~

~~For any quarter in which pre-incentive fee net investment income exceeds 2.1875% of average adjusted capital, the subordinated incentive fee on income shall equal 20% of pre-incentive fee net investment income.~~

(i)	~~“Pre~~The subordinated incentive fee on income is earned on pre-incentive fee net investment income and shall be determined and payable in arrears as of the end of each calendar quarter during which this Agreement is in effect. In the case of a liquidation or if this Agreement is terminated, the fee will also become payable as of the effective date of the event. For purposes of calculating the subordinated incentive fee, (A) “pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus operating expenses for the quarter, including the Management Fee, expenses payable under the Administrative Services Agreement, dated as of the date hereof (as it may be amended from time to time), any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding (x) the ~~incentive fee and, effective from and after January 1, 2012, excluding any Expense Support Payments (as defined in the Amended and Restated Expense Support and Conditional Reimbursement Agreement among the Company, the Adviser and KKR Asset Management LLC) and any reimbursement by the Company of Expense Support Payments. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or~~Incentive Fee and (y) any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation, (B) “cumulative net increase in net assets resulting from operations” is defined as the sum of the pre-incentive fee net investment income, the Management Fees, realized gains and losses and unrealized ~~capital appreciation or depreciation.~~appreciation and depreciation for the look-back period, and (C) “look-back period” is defined as (x) through December 31, 2017, the period which commences on January 1, 2017 and ends on the last day of the most recently completed quarter and (y) after December 31, 2017, the most recently completed quarter and the three preceding calendar quarters. The subordinated incentive fee on income for each quarter will be calculated as follows:

–	no subordinated incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate to shareholders of 1.75% (7.00% annualized) (the “preferred return”) of average net assets;

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–	100% of pre-incentive fee net investment income, if any, that exceeds the preferred return, but is less than or equal to 2.1875% in any quarter (8.75% annualized), will be payable to the Adviser (the “catch up provision”), which is intended to provide the Adviser with an incentive fee of 20% on all of the pre-incentive fee net investment income when the pre-incentive fee net investment income reaches 2.1875% in any quarter (8.75% annualized) of average net assets; and;

–	for any quarter in which pre-incentive fee net investment income exceeds 2.1875% (8.75% annualized) of average net assets, the subordinated incentive fee on income shall equal 20% of pre-incentive fee net investment income;

~~Adjusted capital is defined as (a) cumulative proceeds generated from sales of common stock, including proceeds from the distribution reinvestment plan, net of sales loads (sales commissions and marketing support fees) and (b) reduced for (i) distributions paid to shareholders that represent return of capital and (ii) amounts paid for share repurchases pursuant to the share repurchase program.~~provided that no subordinated incentive fee will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the look-back period exceeds the cumulative incentive fees accrued and/or paid for the look-back period.

(ii)	The incentive fee on capital gains will be earned on liquidated investments and shall be determined and payable in arrears as of the end of each calendar year during which ~~the Investment Advisory~~this Agreement is in effect. In the case of a liquidation, or if ~~the Investment Advisory~~this Agreement is terminated, the fee will also become payable as of the effective date of such event. The fee is equal to 20% of realized capital gains, less the aggregate amount of any previously paid incentive fee on such capital gains. ~~Incentive~~ The incentive fee on capital gains is equal to realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis.

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(c)           Waiver or Deferral of Fees.

The Adviser shall have the right to elect to waive or defer all or a portion of the Management Fee and/or Incentive Fee that would otherwise be paid to it. Prior to the payment of any fee to the Adviser, the Company shall obtain written instructions from the Adviser with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Adviser and not paid over to the Adviser with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the ~~occurrence of a liquidity event~~termination of this Agreement, as the Adviser may determine upon written notice to the Company.

4.	Covenant of the Adviser.

The Adviser covenants that it is registered as an investment adviser under the Advisers Act on the effective date of this Agreement as set forth in Section ~~10 herein,~~10, and shall maintain such registration until the expiration or termination of this Agreement. The Adviser agrees that its activities shall at all times comply in all material respects with all applicable federal and state laws governing its operations and investments. The Adviser agrees to observe and comply with applicable provisions of the code of ethics adopted by the Company pursuant to Rule 17j-1 under the 1940 Act, as such code of ethics may be amended from time to time.

5.	Brokerage Commissions.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account factors, including ~~without limitation,~~ price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and is consistent with the Adviser’s duty to seek the best execution on behalf of the Company. Notwithstanding the foregoing, with regard to transactions with or for the benefit of the Company, the Adviser may not pay any commission or receive any rebates or give-ups, nor participate in any business arrangements which would circumvent this restriction.

6.	Other Activities of the Adviser.

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including~~, without limitation,~~ the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to or different from those of the Company, and nothing in this Agreement shall limit or restrict the right of any officer, director, shareholder (and their shareholders or members, including the owners of their shareholders or members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services set forth herein.

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During the term of this Agreement and for a period of one ~~(1)~~ year following any termination or nonrenewal of this Agreement for any reason, the Company shall not, directly or indirectly on behalf of itself or any other person or entity: (a) solicit the employment of or employ any partners, shareholders, directors, officers, employees, consultants and/or associated persons (each, an “Associate”) of the Adviser, any Sub-Adviser or any of their respective Affiliates (collectively, “Adviser Persons”) or any person or entity who was an Associate of an Adviser Person during the one-year period preceding such proposed solicitation or employment, or (b) induce, persuade or attempt to induce or persuade the discontinuation of, or in any way interfere or attempt to interfere with, the relationship between an Adviser Person and any Associate of such Adviser Person or any person or entity who was an Associate of such Adviser Person during the one-year period preceding such proposed inducement, persuasion or interference or attempted inducement, persuasion or interference. The parties intend that any provision of this Section 6 held invalid, illegal or unenforceable only in part or degree because of the duration or geographic scope thereof shall remain in full force to the extent not held invalid, illegal or unenforceable.

For purposes of this Agreement, “Affiliate” or “Affiliated” or any derivation thereof means with respect to any individual, corporation, partnership, trust, joint venture, limited liability company or other entity or association (“Person”): (a) any Person directly or indirectly owning, controlling, or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (b) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (c) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (d) any executive officer, director, trustee or general partner of such other Person; or (e) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a director, officer, shareholder or employee of the Adviser is or becomes a director, officer, shareholder and/or employee of the Company and acts as such in any business of the Company, then such director, officer, shareholder and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a director, officer, shareholder or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

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8.	Indemnification.

(a)           Indemnification. Subject to Section 9, the Adviser, any Sub-Adviser, each of their directors, officers, shareholders or members (and their shareholders or members, including the owners of their shareholders or members), agents, employees, controlling persons (as determined under the 1940 Act (“Controlling Persons”)) and any other person or entity Affiliated with, or acting on behalf of, the Adviser or Sub-Adviser (each an “Indemnified Party” and, collectively, the “Indemnified Parties”) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser or any Sub-Adviser in connection with the performance of any of their duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement, any Sub-Advisory Agreement, or otherwise as an investment adviser of the Company to the extent such Losses are not fully reimbursed by insurance and otherwise to the fullest extent such indemnification would not be inconsistent with the Articles of Incorporation, the 1940 Act, the laws of the State of Maryland and other applicable law.

~~(b)          Advancement of Funds. The Company shall be permitted to advance funds to the Indemnified Parties for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are met:~~

~~(i)~~ 	~~The legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;~~

~~(ii)~~ 	~~the Indemnified Party provides the Company with written affirmation of the Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Company;~~

~~(iii)~~ 	~~The legal action is initiated by a third party who is not a Company stockholder, or the legal action is initiated by a Company stockholder and a court of competent jurisdiction specifically approves such advancement; and~~

~~(iv)~~ 	~~The Indemnified Party undertakes to repay the advanced funds to the Company, allocated as advanced, together with the applicable legal rate of interest thereon, in cases in which the Indemnified Party is not found to be entitled to indemnification pursuant to a final, non-appealable decision of a court of competent jurisdiction.~~

(b)          ~~(c)~~ The Adviser shall indemnify the Company, and its Affiliates and Controlling Persons, for any Losses that the Company or its Affiliates and Controlling Persons may sustain as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including~~, without limitation,~~ the federal and state securities laws.

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9.	Limitation on Indemnification.

Notwithstanding Section 8(a) to the contrary, nothing contained herein shall protect or be deemed to protect any of the Indemnified Parties against, or entitle or be deemed to entitle any of the Indemnified Parties to indemnification in respect of, any Losses to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s or Sub-Adviser’s duties or by reason of the reckless disregard of the Adviser’s or Sub-Adviser’s duties and obligations under this Agreement or any Sub-Advisory Agreement (to the extent applicable, as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

In addition, notwithstanding any of the foregoing to the contrary, the provisions of Section 8 and this Section 9 shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of Section 8 and this Section 9 to the fullest extent permitted by law.

10.	Effectiveness, Duration and Termination of Agreement.

(a)            Term and Effectiveness. This Agreement shall become effective as of the ~~date that the Company meets the minimum offering requirement; as such term is defined in the prospectus contained in the Company’s Registration Statement as declared effective by the SEC.~~first date written above. Once effective, this Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive one-year periods~~,~~; provided that such continuance is specifically approved at least annually by: (i) the vote of the Board of Directors, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the ~~Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party (“~~Independent Directors~~”)~~, in accordance with the requirements of the 1940 Act.

(b)            Termination. This Agreement may be terminated at any time, without the payment of any penalty: (i) by the Company upon 60 days’ prior written notice to the ~~Adviser~~Advisor upon: (A) ~~upon~~ the vote of a majority of the outstanding voting securities of the Company (as “majority” is defined in Section 2(a)(~~24~~42) of the 1940 Act) or (B) ~~by~~ the vote of the ~~Company’s Independent~~Board of Directors~~;~~ or (ii) by the Adviser upon not less than 120 days’ prior written notice to the Company. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of construing Section 15(a)(4) of the 1940 Act). The provisions of Sections 8 and 9 ~~of this Agreement~~ shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed to it under Section 3 through the date of termination or expiration and Sections 8 and 9 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

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~~(c)          Payments to and Duties of Adviser Upon Termination.~~

~~(i)~~ 	~~After the termination of this Agreement, the Adviser shall not be entitled to compensation for further services provided hereunder except that it shall be entitled to receive from the Company within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement, including any deferred fees.~~

~~(ii)~~ 	~~In the event of a termination by the Adviser pursuant to Section 10(b)(ii), above, the Adviser shall pay all direct expenses incurred as a direct result of its withdrawal up to but not exceeding $250,000.~~

(c)          ~~(iii)~~   Duties of Advisor Upon Termination. The Adviser shall promptly upon termination:

(i)	~~(a)~~ deliver to the Board of Directors a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board of Directors;

(ii)	~~(b)~~ deliver to the Board of Directors all assets and documents of the Company then in custody of the Adviser; and

(iii)	~~(c)~~ cooperate with the Company to provide an orderly transition of services.

~~The following provision in this Section 10 shall apply for only so long as the shares of the Company are not listed on a national securities exchange.~~

~~(d)          Other Matters. Upon termination of the Adviser, the Company may terminate the Adviser’s interest in the Company’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser, any Sub-Adviser and the Company. If the Company, any Sub-Adviser and the Adviser cannot agree upon such amount, then such amount will be determined in accordance with the then current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally by the terminated Adviser and the Company. The Company shall also pay to the Adviser any remaining unreimbursed Reimbursable O & O Expenses to the extent that such Reimbursable O & O Expenses, together with all past Organization and Offering Expenses for which the Adviser has received reimbursement, do not exceed 5.0% of the Offering Proceeds. The method of payment to the terminated Adviser shall be fair and shall protect the solvency and liquidity of the Company.~~

11.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at the address listed below or at such other address for a party as shall be specified in a notice given in accordance with this Section.

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12.	Amendments.

This Agreement may be amended by mutual written consent of the parties; provided that the consent of the Company is required to be obtained in conformity with the requirements of the 1940 Act.

13.	Severability.

If any provision of this Agreement shall be declared illegal, invalid~~,~~ or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

14.	Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

15.	Governing Law.

Notwithstanding the place where this Agreement may be executed by any of the parties hereto and the provisions of ~~Section 8,~~Sections 8 and 9, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a BDC under the 1940 Act, this Agreement shall also be construed in accordance with the applicable provisions of the 1940 Act and the Advisers Act. In such case, to the extent the applicable laws of the State of New York or any of the provisions herein conflict with the provisions of the 1940 Act or the Advisers Act, the ~~latter shall control. Any reference in this Agreement to a statute or provision of the 1940 Act shall be construed to include any successor statute or provision to such statute or provision and any reference to any rule promulgated under~~1940 Act and the Advisers Act shall ~~be construed to include any successor promulgated rule~~control.

16.	Third Party Beneficiaries.

Except for any Sub-Adviser (with respect to Sections ~~6, 8~~6 and ~~10(d)~~8) and any Indemnified Party, such Sub-Adviser and the Indemnified Parties each being an intended beneficiary of this Agreement, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein express or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

17.	Entire Agreement.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof.

18.	Survival.

The provisions of Sections 2(c), 8, 9, ~~10, 15~~10(b), 15, 16 and this Section 18 shall survive termination of this Agreement.

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19.	Insurance.

The Company shall acquire and maintain a directors and officers liability insurance policy or similar insurance policy, which may name the Adviser and any Sub-Adviser each as an additional insured party (each an “Additional Insured Party” and collectively the “Additional Insured Parties”). Such insurance policy shall include reasonable coverage from a reputable insurer. The Company shall make all premium payments required to maintain such policy in full force and effect; provided, however, each Additional Insured Party, if any, shall pay to the Company, in advance of the due date of such premium, its allocated share of the premium. Irrespective of whether the Adviser and any Sub-Adviser is a named Additional Insured Party on such policy, the Company shall provide the Adviser and any Sub-Adviser with written notice upon receipt of any notice of: (a) any default under such policy; (b) any pending or threatened termination, cancellation or non-renewal of such policy or (c) any coverage limitation or reduction with respect to such policy. The foregoing provisions of this Section 19 notwithstanding, the Company shall not be required to acquire or maintain any insurance policy to the extent that the same is not available upon commercially reasonable pricing terms or at all, as determined in good faith by the required majority (as defined in Section 57(o) of the 1940 Act) of the Board of Directors.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

CORPORATE CAPITAL TRUST, INC. a Maryland corporation

~~CNL Center at City Commons 450 South Orange Avenue Orlando, Florida~~555 California Street 50th Floor San Francisco, California ~~32801-3336~~94104

By:	~~/s/ Andrew A. Hyltin~~
Name: ~~Andrew A. Hyltin, President & CEO~~ [●] Title: [●]
~~CNL FUND~~KKR CREDIT ADVISORS ~~COMPANY~~(US) LLC a ~~Florida corporation~~Delaware limited liability company

~~CNL Center at City Commons 450 South Orange Avenue Orlando, Florida~~555 California Street 50th Floor San Francisco, California ~~32801-3336~~94104

By:	~~/s/ Paul S. Saint-Pierre~~
Name: ~~Paul S. Saint-Pierre, CFO~~ [●] Title: [●]

[Signature Page to Investment Advisory Agreement]

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

CNL Center at City Commons, Tower I 450 South Orange Avenue Orlando, Florida 32801

AUTHORIZE A PROXY VIA THE INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, the day before the meeting date. Please have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTHORIZE A PROXY BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, the day before the meeting date. Please have your proxy card in hand when you call and then follow the instructions.

AUTHORIZE A PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. Your completed proxy must be received prior to 11:59 p.m., Eastern Time, the day before the meeting date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CORPORATE CAPITAL TRUST, INC. (the “Company”)

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” THE FOLLOWING PROPOSALS:

	For	Against	Abstain

Proposal 1: To re-elect James H. Kropp for a three-year term expiring at the 2020 annual meeting of stockholders and until his successor is duly elected and qualified.	☐	☐	☐

To re-elect Todd C. Builione for a three-year term expiring at the 2020 annual meeting of stockholders and until his successor is duly elected and qualified.	☐	☐	☐

Proposal 2: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017.	☐	☐	☐

Proposal 3: To consider and vote upon a proposal to approve a new investment advisory agreement between the Company and KKR Credit Advisors (US), LLC (“KKR”), which will become effective upon a Listing and will replace the existing investment advisory agreements among the Company, KKR, which is the Company’s existing investment sub-advisor, and CNL Fund Advisors Company, which is the Company’s existing investment advisor.	☐	☐	☐

Proposal 4:

Listing Charter Amendment Proposal A. To amend and restate the Company’s existing charter to reflect an amendment described in the proxy statement, which will become effective upon a future listing of the Company’s outstanding shares of common stock on a national securities exchange, such as the New York Stock Exchange (a “Listing”), to remove a provision in the Company’s existing charter that expressly exempts the Company from the protections of the Maryland Business Combination Act.

	☐	☐	☐

	For	Against	Abstain

Listing Charter Amendment Proposal B. To reflect in the Company’s amended and restated charter an additional amendment described in the proxy statement, which will become effective upon a Listing, to remove a provision in the Company’s existing charter that requires stockholder approval for the Company to change the nature of its business in a manner that would cause the Company to cease to be treated as a business development company.	☐	☐	☐

Listing Charter Amendment Proposal C. To reflect in the Company’s amended and restated charter additional amendments described in the proxy statement, which will become effective upon a Listing, and which will serve to conform certain provisions in the Company’s existing charter more closely to provisions in the charters of other business development companies whose securities are listed and publicly-traded on a national securities exchange, including provisions regarding (i) the Company’s investment advisors, (ii) the issuance of stock, (iii) distributions, (iv) investment objectives and limitations, (v) roll-ups, (vi) exculpation, indemnification and insurance, (vii) stockholder voting, (viii) access to reports and (ix) inspection of books and records.	☐	☐	☐

Listing Charter Amendment Proposal D. To reflect in the Company’s amended and restated charter an additional amendment described in the proxy statement, which will become effective upon a Listing, to provide that the Company may limit a stockholder’s right to inspect the books and records of the Company if its board of directors determines that such stockholder has an improper purpose for requesting such inspection.	☐	☐	☐

Listing Charter Amendment Proposal E. To reflect in the Company’s amended and restated charter additional amendments described in the proxy statement, which will become effective upon a Listing, to increase the vote required to effect changes to certain charter provisions to 80% of all the votes entitled to be cast on the matter; provided that if any such change or action is first approved by two-thirds of the directors serving at the time of a Listing (together with directors nominated by such directors), then it will require approval only by a majority of all the votes entitled to be cast on such matter.	☐	☐	☐

Listing Charter Amendment Proposal F. To reflect in the Company’s amended and restated charter additional amendments described in the proxy statement, which will become effective upon a Listing, to require a stockholder vote of 80% of all the votes entitled to be cast to effect a dissolution or liquidation of the Company and any amendment to provisions of the charter relating to the size of the Company’s board and the term of directors.	☐	☐	☐

	For	Against	Abstain

Proposal 5: To authorize flexibility for the Company, with the approval of the Company’s board of directors, to offer and sell shares of the Company’s common stock, during the one year following stockholder approval of such proposal, at a price below the then-current net asset value per share, contingent upon a Listing and subject to certain limitations described in the proxy statement.	☐	☐	☐

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying notice of annual meeting and the proxy statement with respect thereto, and hereby revoke(s) any proxy or proxies heretofore given with respect to the meeting. This proxy may be revoked at any time before it is exercised.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Important: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

PROXY

CORPORATE CAPITAL TRUST, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of Corporate Capital Trust, Inc., a Maryland corporation (the “Company”), hereby appoints Chirag J. Bhavsar and Philip Davidson, and each of them, as proxies, with full power of substitution in each, to attend the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on [●], [●], 2017 at [●] a.m., Eastern Time, at the principal offices of the Company located at CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 3280, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the meeting. The proxy statement and the accompanying materials are being mailed to stockholders of record on or about [●], 2017 and are available on the Company’s website at www.corporatecapitaltrust.com/investor-resources. All properly executed proxies representing Shares received prior to 11:59 p.m., Eastern Time, on the day before the Annual Meeting will be voted in accordance with the instructions marked thereon.

The votes entitled to be cast by the undersigned will be cast as directed. If this proxy is executed but no direction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof. As of the date of the proxy statement, the Company’s board of directors knows of no other business to be presented at the Annual Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Stockholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to 11:59 p.m., Eastern Time, on the day before the Annual Meeting.

Continued and to be signed on reverse side

Please Vote! YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR PROXY PROMPTLY. Reduce corporate expenses by submitting your vote via the Internet at www.proxyvote.com.

√	Read the Enclosed Materials ...

Enclosed is the following information for the Corporate Capital Trust, Inc. Annual Meeting of Stockholders:

● Proxy Statement that describes the proposals to be voted upon

● Proxy card for each registration*

* You may have more than one proxy card included in your packet because you have multiple registrations. Please be sure to vote all proxies in your packet.

√	Authorize Your Proxy via the Internet Visit www.proxyvote.com and follow the online instructions to cast your vote. Your control number is located on the proxy card or voting instruction form.
Or

√	Complete the Proxy Card and Return by Mail On the proxy card, cast your vote on the proposals, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.
Or

√	Authorize Your Proxy by Telephone Call (800) 690-6903 using a touch-tone telephone and follow the instructions. Your control number is located on the proxy card or voting instruction form.
If you authorized your proxy via the Internet or by phone, please DO NOT mail back the proxy card.

√	For Assistance If you have any questions or need assistance with completing your proxy card, please call our proxy solicitor, Broadridge Investor Communication Solutions, Inc., at (855) 835-8319.

Thank you.